UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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Gilead Sciences, Inc.

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GILEAD

Creating Possible

2024

Notice of Annual Meeting of Stockholders and Proxy Statement

Our Leadership Commitments
I AM BOLD
I CARE
I LISTEN
I TRUST
I OWN

OUR VISION

To create a healthier world for all people

OUR MISSION

To discover, develop and deliver innovative therapeutics for people with life-threatening diseases

OUR CORE VALUES

Integrity

Doing What’s Right

Inclusion

Encouraging Diversity

Excellence

Being Your Best

Teamwork

Working Together

Accountability

Taking Personal Responsibility

OUR CORPORATE STRATEGY

LONG-TERM AMBITIONS	STRATEGIC PRIORITIES
(Refreshed in 2023)
Bring 10+ Transformative Therapies to Patients by 2030	► Maximize Near-Term Revenue Growth ► Maximize Impact of Long-acting HIV Therapies ► Expand and Deliver on Oncology Programs
Be a Biotech Employer and Partner of Choice	► Champion an Environment of Inclusion and Employee Growth ► Remove Barriers to Speed in Execution
Deliver Shareholder Value in a Sustainable, Responsible Manner

Letter from Our Chairman and Chief Executive Officer

Dear Stockholders,

Thank you for another year of support as Gilead pursues its vision of creating a healthier world for all people. Looking back on 2023, we took another big step toward making that vision a reality as we continued to deliver life-changing therapies for people around the world.

Guided by the priorities we established under our corporate strategy, 2023 saw us increase the value we provide to patients, society, and our stakeholders. We delivered consistent financial results while growing our clinical pipeline and diversifying our portfolio. Thanks to the hard work and dedication of our talented employees, we are entering a new phase of promise and impact with a strong financial foundation and multiple clinical updates ahead that should enable sustainable growth. The transformation that we began at the end of 2019 is building on our legacy and allowing us to reach further than ever before.

Gilead’s HIV portfolio remains unmatched. Biktarvy®, our once-daily oral, is the global leader in HIV treatment today. We are not stopping there of course, and the latest innovation is giving us new long-acting treatment and prevention options to increase our impact even further. Lenacapavir is the cornerstone of these efforts, and we are preparing five additional new launches by the end of 2030 through our HIV clinical development program. Between existing therapies and new launches, our antiviral portfolio is well-positioned to drive continued growth in 2024 and beyond as we work toward ending the HIV epidemic for everyone, everywhere.

Our successful and fast-growing oncology business is driving strong growth for Gilead. Our transformative cancer therapy, Trodelvy®, and our cell therapies, Yescarta® and Tecartus®, continued to reach more patients and save more lives last year. Trodelvy is now approved for three types of cancer, with multiple studies underway to explore additional opportunities, and we are proud to remain the global leader in cell therapy.

In 2023, we also made progress on building out our early pipeline and capabilities for treating inflammatory diseases through both internal innovation programs and collaborations with external partners. We began 2024 by announcing our acquisition of CymaBay to complement and bolster our existing treatments for liver disease. By investing in strategic opportunities that expand our rich internal portfolio, we will advance our long-standing commitment to bringing transformational medicines to patients.

Underpinning all our efforts is our commitment to health equity. In 2023, we increased our support for organizations around the world that are removing societal barriers to care and partnered with multiple organizations to help improve access and equity. We look forward to building on these efforts in 2024 and beyond.

It is clear that we have tremendous opportunities ahead. We have the most talented and committed team in the industry. We have the strongest and most diverse clinical pipeline in Gilead’s history, and we are well on our way to our goal of developing 10 or more transformative therapies by 2030.

Finally, I would like to close by expressing my gratitude to Kevin Lofton who is preparing to retire from the Gilead Board of Directors. As a Board member since 2009, and Lead Independent Director since 2020, Kevin has played an instrumental role in Gilead’s success.

As we look forward to continued success in 2024 and beyond, we are grateful to all our stockholders for being part of Gilead’s journey. On behalf of our entire Board of Directors and our employees, thank you for your support. We look forward to making the most of this new phase of promise and impact with you.

Sincerely,

Daniel P. O’Day

Chairman and Chief Executive Officer

2024 Proxy Statement	1

Letter from Our Lead Independent Director

Dear Stockholders,

Gilead’s transformation journey, driven by a vision of a healthier world, has reached a new pivotal point built on decades of growth and scientific breakthroughs. Throughout our history, one thing has remained constant: our dedication to invest in world-class science, increase access to our medicines and address societal barriers to care. This year, I am prouder than ever to be part of an organization making tangible strides toward a better future for millions worldwide.

As Gilead’s Lead Independent Director, one of my central responsibilities is to represent the interests of our stockholders. I am appreciative of the opportunity I have had to engage with you and understand your priorities, as your perspective plays a critical role in guiding Gilead’s transformation. The Board remains committed to maintaining a productive, ongoing dialogue with you, and I am confident that your interests will continue to be well represented by Tony Welters, whom the Board has selected to succeed me as Lead Independent Director.

As we approach our Annual Meeting, I want to highlight several ways the Board and management have actively championed your interests. Guided by our strategy for robust, sustainable growth, we have steadily built a stronger, more diverse portfolio. We have invested in internal and external innovation, with a significant focus on oncology and HIV, while exploring opportunities in liver disease and inflammation. These efforts have already yielded five new therapies, putting us well on our way to reaching our ambition of 10+ new transformative therapies by 2030.

Through consistent execution in 2023, the Board and management have solidified Gilead’s base. Our vision is clear: strengthen and diversify our clinical pipeline, cure more viral diseases and pioneer next-generation cancer treatments. This vision translates directly into increased value for our stockholders. After four years of focused effort on our transformation, we stand poised for a year ahead rich in clinical readouts across virology and oncology.

In 2023, we were proud to release our ESG Impact Report. In it, we highlighted our work to innovate for unmet need, empower people and communities, and sustain our planet. We shared our proud commitment to diversity and inclusion, including how we are actively building internal and external pipelines for diverse talent, making steady progress to expand employee representation and increasing our diverse supplier network.

We also shared how we are making strides in advancing health equity globally, driven by programs such as the COMPASS Initiative®, a 10-year partnership to combat the epidemic in a part of the U.S. that is disproportionally affected by HIV, and the RADIAN program, a collaboration with the Elton John AIDS Foundation to work to address HIV in Eastern Europe and Central Asia. We are proud to be recognized as the number one philanthropic funder of HIV-related programs by Funders Concerned About AIDS for a second consecutive year.

In testament to our commitment to expand health equity, increase access and champion environmental stewardship, we were recognized last year as one of the most sustainable pharmaceutical companies by the Dow Jones Sustainability World Index. Also, in February 2024, Gilead was named one of America’s most JUST companies by JUST Capital, a rating that prioritizes business behaviors focused on paying a fair living wage, creating jobs in the U.S. and supporting workforce retention and training. For a more comprehensive understanding of Gilead’s initiatives, I encourage you to refer to our upcoming ESG Impact Report, which will be published on Gilead’s website in April 2024.

As Lead Independent Director, ongoing attention to Board composition is a key part of my role. I work closely with our Nominating and Corporate Governance Committee to ensure a mix of tenure and skill sets that provides a balance of new perspectives and institutional knowledge. Since our last annual meeting, we appointed Ted Love, MD, to our Board, adding another executive leader with decades of experience in the biopharmaceutical industry and a strong scientific background to complement our current directors.

On behalf of all of us on the Board, I would like to thank you for investing in Gilead. We have set and achieved bold ambitions in 2023, and I am proud to continue to advance our goal of making the world a healthier place while delivering value to stockholders. It has also been my great pleasure to serve as your Lead Independent Director.

Sincerely,

Kevin E. Lofton

Lead Independent Director

2

Notice of Annual Meeting of Stockholders

WHEN Wednesday, May 8, 2024 10:00 a.m. Pacific Daylight Time	WHERE Via Webcast at www.virtualshareholdermeeting.com/GILD2024	RECORD DATE Friday, March 15, 2024

Proposal	Items of Business	Board Recommendation
1	To elect the nine director nominees named in this Proxy Statement to serve for the next year and until their successors are elected and qualified.	FOR each director nominee
2	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
3	To approve, on an advisory basis, the compensation of our Named Executive Officers as presented in the Proxy Statement.	FOR
4	To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	FOR
5	To vote on a stockholder proposal requesting that the Board include one member from the Company’s non-management employees.	AGAINST
6	To vote on a stockholder proposal requesting that the Board issue a report detailing the risks and costs to the Company caused by opposing or otherwise altering Company policy in response to state policies regulating abortion, and detailing any strategies beyond litigation and legal compliance that the Company may deploy to minimize or mitigate these risks.	AGAINST
7	To vote on a stockholder proposal requesting that the Board adopt a policy requiring the Company’s named executive officers to retain at least 25% of net-after tax shares of stock acquired through equity pay programs until reaching normal retirement age (at least age 60).	AGAINST
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting

Holders of Gilead common stock at the close of business on the Record Date are entitled to vote. Whether or not you expect to attend the Annual Meeting, please grant a proxy to vote by one of the following procedures as promptly as possible in order to ensure your representation at the Annual Meeting. For more specific voting instructions, including how to access a list of registered stockholders entitled to vote at the Annual Meeting, please refer to “Questions and Answers” in this Proxy Statement.

PRIOR TO THE MEETING:			DURING THE MEETING:
BY INTERNET*	BY TELEPHONE*	BY MAIL	BY INTERNET*
www.proxyvote.com	+1-800-690-6903 (for stockholders of record)	Complete, date, sign and return the proxy card mailed to you (if you request one) or voting instruction card (if sent by your nominee)	www.virtualshareholdermeeting.com/GILD2024
* You will need to provide the control number that appears on your Notice of Internet Availability of Proxy Materials. Voting by telephone and internet closes on May 7, 2024 at 8:59 p.m., Pacific Daylight Time.			* You will need to provide the control number that appears on your Notice of Internet Availability of Proxy Materials.

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Gilead Sciences, Inc., a Delaware corporation (“Gilead,” “we,” “our” or “us”), of proxies to be voted at our 2024 annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, May 8, 2024 at 10:00 a.m., Pacific Daylight Time, or at any adjournment or postponement thereof, for the matters set forth above.

On or about March 28, 2024, we made available this Proxy Statement and the accompanying proxy card to all stockholders entitled to vote at the Annual Meeting.

2024 Proxy Statement	3

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Overview

2023 Business Highlights

Executing Our Corporate Strategy

2023 was a strong year for Gilead with consistent progress across key components of our business. For the past several years, we have been focused on building on our legacy in antiviral medicines while expanding into new therapeutic areas, and we continued to see positive impacts from our business strategy in 2023. We had another year of strong commercial performance, with growth driven by our HIV and oncology portfolios. We also made great progress in our broad and ambitious pipeline, and we believe we remain on track to deliver at least 10 transformative therapies by 2030, a goal we set when we announced our new strategic direction at the end of 2019. Most importantly, we served more people with our innovative medicines and helped transform care for patients. We ended the year with a rich pipeline of anticipated clinical readouts and poised to deliver growth in our diverse and sustainable business.

SUSTAINING OUR LEADERSHIP IN VIROLOGY

Growth and Innovation in Our HIV Portfolio

Our HIV treatment and prevention therapies continued to show strong performance and reach more people. Our HIV sales grew by nearly $1 billion to reach $18.2 billion in 2023, up 6% from the previous year. With our ambition to end the HIV epidemic, we are making rapid progress on our industry-leading HIV clinical development portfolio.

Biktarvy® remains the leading HIV treatment for people starting treatment in the U.S. and Europe. Biktarvy sales were $12 billion in 2023, a 14% year-over-year increase, and Biktarvy held 48% market share in the U.S. at the end of 2023. Biktarvy has had an impressive 5+ consecutive years of growth in the U.S.
Demand for our HIV pre-exposure prophylaxis (“PrEP”) medication, Descovy®, continued to increase in 2023, up by 6% year-over-year. At the end of 2023, Descovy for PrEP held more than 40% market share in the U.S. A significant unmet need for HIV prevention options remains, as only approximately one-third of people in the U.S. who could benefit from PrEP currently take it.
We consider lenacapavir, a potential best-in-class option for long-acting prevention and treatment, to be the foundation for Gilead’s future HIV therapies. Our goal is to offer several long-acting options that address individual needs and preferences, optimize outcomes and reduce burden of care. In 2023, Sunlenca® (lenacapavir) was approved in several countries as a twice-yearly HIV treatment option for a subset of heavily treatment-experienced adults living with HIV who previously had limited options.
We also advanced the development of lenacapavir for prevention in our pivotal Phase 3 studies, PURPOSE 1 and PURPOSE 2. These trials are part of our broader PURPOSE program, which is the most diverse clinical HIV prevention program ever designed.

$18.2 BILLION 2023 HIV Sales	+6% or ~$1 BILLION Increase compared to 2022

ACCELERATING AND DELIVERING IN ONCOLOGY

Growing Oncology Portfolio

Our overall progress in 2023 has strengthened our conviction in our growing oncology portfolio. Our oncology revenues increased by 37% from 2022 to nearly $3 billion in 2023, which represented approximately 11% of our total revenues in 2023.

Trodelvy®, the first and only approved Trop-2 directed antibody-drug conjugate, is demonstrating its potential for patients. A cornerstone of our oncology portfolio, Trodelvy generated over $1 billion in sales in 2023 – its third full year on the market. Our three approved indications for Trodelvy have reached more than 30,000 patients, and we are continuing to explore where Trodelvy can have the greatest impact for people across many difficult-to-treat tumor types, including breast, lung and bladder cancers.
We are the global leader in cell therapy, and revenues from Yescarta® and Tecartus® increased to $1.9 billion in 2023, a 28% year-over-year increase, primarily driven by strong growth outside of the U.S. in second- and third-line relapsed or refractory large B-cell lymphoma. As of the end of 2023, more than 17,000 patients have been treated with our cell therapies.
To help enable more patients to be served around the world, we have expanded our cell therapy manufacturing capacity and expedited production. We have the largest dedicated in-house cell therapy network in the world and the shortest turnaround time in the industry (a median of 14 days in the U.S. from the collection of the patient’s T cells to the final product release).

~$3 BILLION 2023 Oncology Sales	+37% Increase compared to 2022

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Expanding and Advancing Our Oncology Pipeline

In 2023, we made significant progress in advancing our broad oncology pipeline, with approximately 60 active or planned trials at the end of the year. Notable highlights in 2023 included:

The FDA and the European Commission approved Trodelvy for adult patients with pretreated HR+/HER2- breast cancer based on our Phase 3 TROPiCS-02 study, which demonstrated a statistically significant and clinically meaningful median overall survival benefit.
We had encouraging response rates in first-line advanced or metastatic non-small cell lung cancer from our Phase 2 EVOKE-02 study, further supporting our ongoing first-line Phase 3 EVOKE-03 study. We are exploring Trodelvy alone or in combination in a number of other Phase 3 trials.
The FDA approved a label update for Yescarta to include overall survival data. Yescarta is the first and only treatment in nearly 30 years to show statistically significant improvement in overall survival for initial treatment of patients with relapsed or refractory large B-cell lymphoma versus the historical standard of care in a curative setting.

In addition, we continued to build our pipeline and capabilities through strategic partnerships and transactions in 2023, including:

Arcellx, Inc.	Tentarix Biotherapeutics, Inc.	XinThera, Inc.	Epicrispr Biotechnologies	Compugen Ltd.
Expansion of global strategic collaboration to co-develop and co-commercialize its lead candidate, anito-cel, for the treatment of patients with relapsed or refractory multiple myeloma to also include the treatment of lymphomas	New collaboration to discover and develop multi-functional, conditional protein therapeutics for oncology and inflammatory diseases	Acquisition to complement our existing clinical development priorities by adding pipeline assets for well-validated targets in oncology and inflammation	New research collaboration and license agreement to leverage licensed technology to modulate certain genes to potentially enhance CAR T-cell functionality	An exclusive license agreement for later- stage development and commercialization of novel pre-clinical anti-IL18 binding protein antibodies that have the potential to treat various tumor types

ACHIEVING STRONG FINANCIAL PERFORMANCE

Gilead achieved strong financial performance in 2023, driven by our leading therapies in virology and our growing oncology portfolio. With our 2023 financial performance and the continued growth of our therapies, we believe Gilead is well-positioned for the future. Financial highlights for 2023 include:

Our total product revenue was $26.9 billion, which exceeded our initial guidance of between $26 billion and $26.5 billion.
Through dividends and share repurchases, we returned $4.8 billion to our shareholders, and we repaid $2.25 billion of debt.

$26.9 BILLION 2023 Total Product Revenue	$4.8 BILLION Returned to shareholders through dividends and share repurchases	$2.25 BILLION Debt repaid

PRIORITIZING HUMAN CAPITAL MANAGEMENT

In 2023, we continued our efforts toward becoming a biotech employer of choice.

Inclusion and Development

We believe that a diverse and inclusive workforce fuels innovation and contributes directly to our success. Gilead is an equal opportunity employer and is committed to inclusive practices. In 2023, we continued our efforts to create internal and external pipelines for diverse talent and to build awareness, capabilities and accountability among our people managers. Results of our 2023 Global Employee Survey showed improvements in several inclusion categories, with an increase in both equal opportunities for people of all backgrounds and in people being comfortable sharing opinions. 79% of employee survey respondents said they believe Gilead demonstrated a commitment to inclusion and diversity.

We offer a number of internal and external professional, management and leadership development training programs to enable our employees to develop technical, cross-functional and leadership skills to advance their careers. In 2023, we started a multi-year approach to support the development of all people leaders at Gilead, recognizing the complexity and challenges of their roles and supporting the impact they can have on the growth and development of all employees. Approximately 1,700 people leaders started their development journey in 2023 through our High Impact Leadership Skills program, with an additional 3,500 planned for 2024.

Employee Engagement

Our people are our greatest assets, and we believe listening to our employees and understanding their perspectives is fundamental to measuring our progress and our cultural evolution. To that end, we conducted a review of the overall employee experience through our 2023 Global Employee Survey. Results demonstrated high employee engagement at 78%, which represented a notable increase of 3% compared to our last all-employee survey in 2021. A composite of several questions – including confidence in the company, whether employees feel energized by their work and whether employees would recommend Gilead – our engagement score demonstrates that the core elements of the employee experience continue to be a strength. We also saw that our mission, strategy and impact are hugely motivating, and our employees’ confidence in Gilead’s future is high at 84%, which represents a significant increase of 8% since 2021. The survey also revealed areas of opportunities, and we have made it a priority to take actions to address these areas and improve how we work. For example, in 2023, in response to employee feedback, we updated our strategic priorities to include removing barriers to speed in execution. We are implementing multiple enterprise initiatives intended to address areas of opportunity to improve efficiency and increase speed in execution.

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Corporate Responsibility

Our Commitment

Investing in corporate responsibility is core to our business strategy and reflects our values of accountability, inclusion, teamwork, excellence and integrity. This is in service to our mission to advance global health by providing innovative therapeutics in areas of unmet need in a way that is socially responsible and environmentally sustainable. Gilead’s corporate responsibility program reflects this commitment to our stakeholders.

Our Governance Structure

Our Board	Nominating and Corporate Governance Committee	Corporate Responsibility Committee
Actively oversees the establishment and management of Gilead’s corporate strategy, which includes delivering shareholder value in a sustainable, responsible manner.

This Board committee has primary responsibility for the oversight of corporate responsibility matters.

Receives regular reports from management’s Corporate Responsibility Committee and updates the Board on the committee’s risk oversight.

Responsible for managing corporate responsibility issues and, in consultation with our senior leadership team, driving corporate responsibility goals, strategies, stakeholder engagement, public reporting and risk mitigation.

Management committee comprised of leaders from Public and Government Affairs, Human Resources, Office of General Counsel, the Chief Financial Officer organization, Medical Affairs, Commercial and Manufacturing.

Our Most Significant Topics

Our materiality assessment identified the five most significant topics below that are being prioritized in our corporate responsibility strategy, goals and commitments.

Pricing, Access and Affordability of Medicines	Research and Development for Unmet Medical Needs	Inclusion and Diversity	Employee Recruitment, Development and Retention	Climate Change

In 2023, we engaged a third-party advisory firm to initiate a double materiality assessment to identify the potentially material environmental, social and governance (“ESG”) topics from an impact and financial perspective and to assess the potential impacts, risks and opportunities. Upon completion of the double materiality assessment, we plan to integrate the results into our corporate responsibility strategy, enterprise risk management and reporting.

2023 Corporate Responsibility Milestones and Achievements

ENVIRONMENT
Enhanced infrastructure and achieved 15.6 M kWh and 11.9 kL annualized energy and water savings, respectively (exceeded targets)
Achieved LEED Gold certification for Gilead Virology Research Center and Silver certification at two additional U.S. sites
Awarded Sustainable SITES Gold for the Gilead Park
Approved an eco-friendly carton substrate for product packaging
Improved our CDP performance to an A-
Endorsed for our Carbon/Energy Capital Improvement Plan supporting NetZero path
Recognized as one of America’s Greenest Companies by Newsweek
Featured company in COP28 Leadership Interviews

GOVERNANCE
Published our inaugural ESG Impact Report
Maintained DJSI World Index standing and added to the North American Index for the first time
Recognized for our transparency efforts by the Zecklin Political Accountability Scorecard
Certified by the Mansfeld Rule for diverse representation leadership
SOCIAL
Exceeded corporate Supplier Inclusion spend target
Awarded $7.6 million in grants to advance health equity in breast cancer
Announced $3 million in grant funding to address HIV disparities in rural U.S. communities
Developed partnerships to improve treatment and adherence rates among children with HIV in low-and middle-income countries
Provided grant support for the Viral Hepatitis Relink Program in the U.S.
Announced our largest commitment of $6 million to health equity for Australian and Canadian Indigenous communities
Ranked by JUST Capital as fifth within Biotech and Pharma
Maintained a perfect Human Rights Campaign score
Named the number one overall philanthropic funder of HIV-related programs for the second year in a row by Funders Concerned About AIDS

Our Reporting

For more information about our corporate responsibility program and our ESG performance and data for 2023, we encourage you to read our 2023 ESG Impact Report, which will be available for download at www.gilead.com in April 2024.

This report will reference the Global Reporting Initiatives Standards 2021 and aligns with the Sustainability Accounting Standards Board (SASB) Biotechnology & Pharmaceuticals Standard 2018 and the Task Force on Climate-related Financial Disclosures. We also align our data collection, measurement and reporting activities with industry-leading ESG-related performance frameworks, including the United Nations Global Compact, United Nations Sustainable Development Goals and CDP.

2024 Proxy Statement	7

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Proxy Voting Roadmap

This voting roadmap highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

PROPOSAL 1

Election of Directors

See page 12
Our Board recommends a vote FOR each director nominee.

				Committee Membership***
Name and Principal Occupation	Age	Director Since	Independent	Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee	Science Committee
Jacqueline K. Barton, Ph.D. Professor Emerita, California Institute of Technology	71	2018
Jeffrey A. Bluestone, Ph.D. President and Chief Executive Officer, Sonoma Biotherapeutics	70	2020
Sandra J. Horning, M.D. Retired Chief Medical Officer, Roche	75	2020
Kelly A. Kramer Retired Chief Financial Officer, Cisco Systems	56	2016
Ted W. Love, M.D. Chair of Board of Directors, Biotechnology Innovation Organization	65	2024
Harish Manwani Senior Operating Partner, Blackstone; Retired Chief Operating Officer, Unilever	70	2018
Daniel P. O’Day* Chief Executive Officer, Gilead Sciences	59	2019
Javier J. Rodriguez Chief Executive Officer, DaVita	53	2020
Anthony Welters** Chairman and Chief Executive Officer, CINQ Care; Retired Senior Advisor to the Office of CEO, UnitedHealth Group	69	2020

*	Chairman and Chief Executive Officer
**	Lead Independent Director, effective after the conclusion of the Annual Meeting (if Mr. Welters is re-elected by stockholders at the Annual Meeting)
***	Proposed committee membership, effective after the conclusion of the Annual Meeting (if our director nominees are re-elected by stockholders at the Annual Meeting). For current committee membership, please see page 30.

Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee	Science Committee	Chair

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DIRECTOR SUCCESSION PLANNING AND REFRESHMENT

We believe board refreshment is integral to effective corporate governance as we recognize the importance of balancing continuity with fresh perspectives. Provided below are recent or anticipated developments that we believe advance the refreshment of our Board:

Ted W. Love, M.D. was appointed to our Board in February 2024. Please see page 20 for Dr. Love’s biography.

Kevin E. Lofton, our current Lead Independent Director, is retiring effective as of the conclusion of his term at the Annual Meeting. See page 29 for a discussion about our 2024 Lead Independent Director Succession.

For proposed updates to our Board and committee membership following the Annual Meeting, please see page 30.

PROPOSAL 2

Ratification of the Selection of Independent Registered Public Accounting Firm

See page 39
Our Board recommends a vote FOR this proposal.

Based on an evaluation of Ernst & Young LLP’s independence and performance, our Audit Committee has determined that it is in the best interest of Gilead and its stockholders to continue to retain Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and we are seeking stockholder ratification of this selection.

2024 Proxy Statement	9

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PROPOSAL 3

Advisory Vote to Approve the Compensation of Our Named Executive Officers

See page 44
Our Board recommends a vote FOR this proposal.

To succeed, we must attract, engage and retain highly talented individuals who are committed to our mission and core values. Our Compensation and Talent Committee reviews our executive compensation programs, payment criteria, goals and pay outcomes annually to ensure that our programs are fair, are aligned with stockholder expectations and deliver pay that is aligned with company performance:

Our compensation programs are designed to recognize both short- and long-term successes, and a substantial portion of the target total direct compensation is at-risk and tied directly to company performance.
Our annual incentive plan aligns pay to company performance through rigorous annual incentive metrics with financial metrics weighted at 50% and strategic metrics comprising the other 50%.
Our long-term incentive plan aligns pay with the long-term interests of our stockholders and provides value based on stock price appreciation, relative Total Shareholder Return growth and achievement of financial goals.
Our programs and practices are aligned with “best-in-class” governance standards.

Elements of Executive Compensation

A summary of our Named Executive Officers’ target total direct compensation is set forth below:

Target Compensation Mix
Elements of Compensation	Key Performance Measures and Compensation Period	CEO	Other NEOs (Average)
Short-Term Compensation
Base Salary	Fixed annual compensation reviewed annually with any increases generally effective March 1
Annual Cash Incentive

Corporate performance assessed on:

  Financial results: 50%

  Pipeline, Product and People results: 50%

CEO’s annual cash incentive is tied solely to our corporate performance

  Maximum payout = 200% of target

Long-Term Incentive (“LTI”) Compensation
Performance Shares

50% delivered in performance shares earned over three years based on relative Total Shareholder Return (“TSR”) and annual revenue targets

  There is no payout if performance falls below a minimum threshold

  Relative TSR awards are capped at target if absolute TSR is negative, regardless of relative performance

Stock Options	25% delivered in stock options that vest over four years beginning one year after grant, with quarterly vesting after year one
Restricted Stock Units	25% delivered in restricted stock units that vest over four years beginning one year after grant, with quarterly vesting after year one

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PROPOSAL 4

Approval of an Amendment to Our Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

See page 80
The Board recommends a vote FOR this proposal.

Our Board recommends approving an amendment to the Gilead Sciences, Inc. Restated Certificate of Incorporation to provide for the exculpation of officers, as permitted under Section 102(b)(7) of the Delaware General Corporation Law.

Our Board believes the proposed amendment would better position our officers to exercise their business judgment in furtherance of the interests of Gilead’s stockholders without the potential for distraction posed by the risk of personal liability. Additionally, the proposed amendment would align the protections for our officers with those protections currently afforded to our directors, to the extent permitted under Delaware law.

PROPOSAL 5-7	Stockholder Proposals	See pages 82-88
Our Board recommends a vote AGAINST each of these proposals.

Each stockholder proposal included in this Proxy Statement is followed by Gilead’s response. For the reasons set forth in our responses, our Board recommends a vote AGAINST each stockholder proposal.

2024 Proxy Statement	11

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Corporate Governance

PROPOSAL 1	Election of Directors

There are nine nominees for the Board positions presently authorized. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Directors are elected by a majority of the votes cast (number of shares voted “for” a director must exceed the number of shares voted “against” that director) with respect to the election of each director at the Annual Meeting. Each director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Each nominee listed below is currently a director of Gilead and, other than Ted W. Love, M.D., was previously elected by the stockholders at the 2023 annual meeting of stockholders. Dr. Love was recommended for consideration to our Nominating and Corporate Governance Committee by a third-party search firm and joined our Board in February 2024. Kevin E. Lofton is retiring effective as of the conclusion of his term at the Annual Meeting, upon which our Board size will be reduced from ten to nine directors.

Shares represented by proxies will be voted for or against the election of the nine nominees named below. In the event that any nominee is unable or unwilling to serve as a director, such shares will be voted for the election of such substitute nominee as our Board may propose or our Board may reduce the size of the Board. Each person nominated for election has agreed to serve if elected and our Board and management have no reason to believe that any nominee will be unable to serve.

Our Nominating and Corporate Governance Committee recommended each of the nominees listed below to our Board for nomination. Each member of our Nominating and Corporate Governance Committee meets the criteria of “independent director” as specified by the listing rules of Nasdaq and our Board Guidelines.

Our Board unanimously recommends a vote FOR each named director nominee:

JACQUELINE K. BARTON, PH.D.	KELLY A. KRAMER	DANIEL P. O’DAY
JEFFREY A. BLUESTONE, PH.D.	TED W. LOVE, M.D.	JAVIER J. RODRIGUEZ
SANDRA J. HORNING, M.D.	HARISH MANWANI	ANTHONY WELTERS

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The Gilead Board of Directors

Board Overview

Director Nominee*	Occupation	Qualifications/Key Experience
Jacqueline K. Barton, Ph.D. IND Age 71 Director Since 2018	Professor Emerita, California Institute of Technology

  Extensive experience in chemistry and related fields, for which she has received many awards.

  Accomplished academic and inventor who has performed pioneering medical research and discovery.

  Business experience as a founder and leader of a molecular diagnostics company.

Jeffrey A. Bluestone, Ph.D. IND Age 70 Director Since 2020	President and Chief Executive Officer, Sonoma Biotherapeutics

  Internationally-recognized leader in the field of immunotherapy and related fields, with a distinguished scientific and academic career spanning nearly four decades.

  Strong leadership experience in the healthcare industry.

Sandra J. Horning, M.D. IND Age 75 Director Since 2020	Retired Chief Medical Officer, Roche

  Significant leadership experience in the pharmaceutical and healthcare industry, including expertise in drug development in multiple therapeutic areas.

  Physician with experience treating patients as a practicing oncologist.

Kelly A. Kramer IND Age 56 Director Since 2016	Retired Chief Financial Officer, Cisco Systems

  Significant financial expertise, including serving as chief financial officer of major companies or divisions in the technology and healthcare industries.

  Experience in strategic and financial planning and corporate development.

Ted W. Love, M.D. IND Age 65 Director Since 2024	Chair of Board of Directors, Biotechnology Innovation Organization	Significant leadership experience in the biopharma industry, including serving as a chief executive officer of a global healthcare company. Physician with a strong scientific background.
Harish Manwani IND Age 70 Director Since 2018	Senior Operating Partner, Blackstone; Retired Chief Operating Officer, Unilever

  Strong leadership skills and broad global operational, sales and marketing and human resources expertise at a complex, multi-national company.

  Experience in driving growth across complex organizations on a global scale.

Daniel P. O’Day Chairman Age 59 Director Since 2019	Chief Executive Officer, Gilead Sciences

  Significant leadership and international business experience in the pharmaceutical industry.

  Deep understanding of the evolving global healthcare environment and demonstrated commitment to driving innovation across the business.

Javier J. Rodriguez IND Age 53 Director Since 2020	Chief Executive Officer, DaVita	Significant leadership experience in the healthcare industry, including serving as chief executive officer and in various other executive roles of a Fortune 500 public healthcare company.
Anthony Welters IND Lead Independent Director Age 69 Director Since 2020	Chairman and Chief Executive Officer, CINQ Care; Retired Senior Advisor to the Office of CEO, UnitedHealth Group	Extensive experience in the health insurance and managed care industry. Demonstrated commitment to delivering healthcare to underserved communities.

*	Proposed Lead Independent Director and Committee membership, effective after the conclusion of the Annual Meeting (if our director nominees are re-elected by stockholders at the Annual Meeting). For current Lead Independent Director and Committee membership, please see page 28 and 30, respectively.

Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee	Science Committee	Chair	Independent

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Director Skills, Experience and Background

We believe effective oversight comes from a board of directors that represents a diverse range of experience and perspectives that provides the collective skills, qualifications, backgrounds and experience necessary for sound governance. Our Nominating and Corporate Governance Committee establishes, and regularly reviews with the Board, the skills and experience that it believes are desirable to be represented on our Board to meet the needs of our business and align with our long-term strategy. We engaged a third-party advisory firm to independently assess the skills and experience of our Board, which assisted our Board in determining the diversity of skills and experience that we consider important for our directors in light of our business and the structure that will contribute to the overall effectiveness of our Board. These skills and experience are listed below and are periodically reviewed by our Nominating and Corporate Governance Committee.

Skill / Experience	Definition
Public / Private Company CEO	Has been the Chief Executive Officer of a publicly traded company (or a private/non-profit organization of comparable scale and complexity, with external market considerations similar to a public company)
Financial Expert	Has held a role as a Chief Financial Officer, Chief Accounting Officer, Controller or Certified Public Accountant of a public company, or actively supervised such role, or has experience overseeing or assessing performance of the preparation, audit or evaluation of financial statements at a public company
Global	An executive who has worked and/or lived extensively outside the United States and/or an executive with oversight of global operations, including in a role as Regional General Manager or Chief Executive Officer of a global firm or on-the-ground operational roles outside the United States
Sales & Marketing	Has held senior executive roles in which sales and/or marketing were a primary function, including as a Sales Manager, General Manager, Brand Manager or Chief Marketing Officer
Public Company Board	Has served, or is currently serving, on a public company board as an independent or executive director; does not include service on our Board
Digital / Technology – Driven Innovation	Has practical experience with disruption including application of robotics, hardware, digital, data, artificial intelligence or cybersecurity innovations, including in a role as a Chief Digital Officer, Chief Technology Officer, Chief Information Officer or General Manager for a business enabled by technology or a business that has undergone a digital transformation
Pharma Experience	Has held an executive and/or operational role at a pharmaceutical or biotechnology company, including general management, financial reporting, operations, research & development, commercialization, manufacturing and/or sales
Provider or Payer Perspective	Has an understanding of the delivery and/or payment of medical services obtained through experience working as a medical provider or payer, including executive or operational roles at a hospital or health insurance organization
Government / Regulatory	Has worked in or closely with governmental organizations that set and/or enforce laws and regulations related to medical products and/or healthcare delivery or similarly highly regulated industry (e.g., financial services, food, chemicals, oil & gas), resulting in relevant governmental expertise and connections; may include relevant legal expertise
Science / Research	Deep knowledge of relevant sciences (e.g., biology, chemistry, medicine) as evidenced by an M.D. or Ph.D. and/or experience in the research function at a healthcare business (including pharmaceutical and medical research); ideally this includes experience with breakthrough or innovative scientific discovery and/or experience in relevant therapeutic areas, including HIV, immunotherapy, oncology and liver disease
M&A / Transaction	Has had direct responsibility for collaborations and deals, including mergers, acquisitions, divestitures, joint ventures and other partnerships
Environmental, Social and Governance	Has had direct responsibility for ESG issues as demonstrated by experience as a Chief Sustainability Officer, Corporate Secretary, Chair of a related committee (e.g., Governance, Sustainability, Corporate Responsibility) or Chief Executive Officer of a company with leading ESG practices
Human Capital Management	Has had direct responsibility for human capital management, including leadership development, succession planning, oversight of corporate culture, diversity & inclusion and compensation as demonstrated by experience as a Chief Executive Officer, Chief Human Resources Officer or Chair of a related committee (e.g., Compensation, Human Capital, Management Development)

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The table below includes the primary skills and experience of each director nominee that led our Board to conclude that he or she is qualified to serve on our Board. This high-level summary is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board.

			Relevant Skills and Experience
Name and Age	Independent	Director Since
Jacqueline K. Barton, Ph.D., 71 Professor Emerita, California Institute of Technology	Yes	2018
Jeffrey A. Bluestone, Ph.D., 70 President and Chief Executive Officer, Sonoma Biotherapeutics	Yes	2020
Sandra J. Horning, M.D., 75 Retired Chief Medical Officer, Roche	Yes	2020
Kelly A. Kramer, 56 Retired Chief Financial Officer, Cisco Systems	Yes	2016
Ted W. Love, M.D., 65 Chair of Board of Directors, Biotechnology Innovation Organization	Yes	2024
Harish Manwani, 70 Senior Operating Partner, Blackstone; Retired Chief Operating Officer, Unilever	Yes	2018
Daniel P. O’Day, 59 Chairman of the Board Chief Executive Officer, Gilead Sciences	No	2019
Javier J. Rodriguez, 53 Chief Executive Officer, DaVita	Yes	2020
Anthony Welters, 69 Chairman and Chief Executive Officer, CINQ Care; Retired Senior Advisor to the Office of CEO, UnitedHealth Group	Yes	2020

SKILLS AND EXPERIENCE

Public/Private Company CEO	Financial Expert	Global	Sales & Marketing

Public Company Board	Digital/Technology – Driven Innovation	Pharma Experience	Provider or Payer Perspective

Government/Regulatory	Science/Research	M&A/Transaction	Environmental, Social and Governance

Human Capital Management

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BACKGROUND

INDEPENDENCE	GENDER DIVERSITY	ETHNIC DIVERSITY	TENURE

8 out of 9 are independent All current and proposed Committee chairs and members are independent	3 out of 9 are women	4 out of 9 are ethnically diverse	Under 4 years: 4	4-6 years: 3	6-8 years: 2

BOARD DIVERSITY MATRIX

Gender Identity	Barton	Bluestone	Horning	Kramer	Love	Manwani	O’Day	Rodriguez	Welters	Total
Male										6
Female										3
Non-Binary										0
Did Not Disclose										N/A
Demographic Background
African American or Black										2
Alaskan Native or Native American										0
Asian										1
Hispanic or Latinx										1
Native Hawaiian or Pacific Islander										0
White										5
Two or More Races or Ethnicities										0
LGBTQ+										0
Did Not Disclose										N/A

DIRECTOR OVERBOARDING GUIDELINES

In order to mitigate potential risks relating to director overboarding, our Board Guidelines reflect our Board’s expectation that (i) a non-employee director should not serve on the board of directors of more than three other public companies and (ii) a non-employee director who is a current executive officer of a public company should not serve on the board of directors of more than one other public company. Each of our Board members is currently in compliance with our guidelines.

1.3 Average Number of Other Public Directorships (Currently Held)

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Evaluating Director Candidates

In evaluating candidates for membership on the Board, our Nominating and Corporate Governance Committee considers the candidate’s relevant experience, the number and nature of other board memberships held and possible conflicts of interest. Each year, our Nominating and Corporate Governance Committee reviews its Board membership criteria and assesses the composition of the Board against the criteria. Our Nominating and Corporate Governance Committee also will consider all factors it determines appropriate to meeting the needs of the Board at that particular time. According to the Board membership criteria established by our Nominating and Corporate Governance Committee and set forth in our Board Guidelines, candidates nominated for election or reelection to the Board should possess the following qualifications:

►	the highest standards of personal and professional integrity;
►	the ability and judgment to serve the long-term interest of our stockholders;
►	background, experience and expertise relevant to our business and that will contribute to the overall effectiveness and diversity of the Board;
►	broad business and social perspective;
►	the ability to communicate openly with other directors and to meaningfully and civilly participate in the Board’s decision-making process;
►	commitment to serve on the Board for an extended period of time to ensure continuity and to develop knowledge about our business and willingness to devote appropriate time and effort to fulfilling the duties and responsibilities of a Board member;
►	independence from any particular constituency; and
►	the ability and willingness to objectively appraise the performance of management.

OUR COMMITMENT TO DIVERSITY

Diversity is an important attribute of a well-functioning board, and our Board’s commitment to inclusion and diversity is formally reflected in our Board Guidelines and our Nominating and Corporate Governance Committee Charter. Our Nominating and Corporate Governance Committee advises our Board on matters of diversity and nominates director candidates that will enhance the Board’s mix of viewpoints, backgrounds, skills, experience and expertise. In addition to the traditional candidate pool of corporate directors and officers, our Nominating and Corporate Governance Committee considers qualified candidates from a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations and trade associations.

► As set forth in our Board Guidelines and our Nominating and Corporate Governance Committee Charter, we utilize the “Rooney Rule” in new director searches. The Nominating and Corporate Governance Committee includes, and instructs any search firm it engages to include, qualified candidates with diverse backgrounds, including female and racially or ethnically diverse candidates.

The composition of both our current and proposed Board reflects our commitment to advancing diverse representation on our Board, as three of our Board members are female, and of the other Board members, four are from diverse backgrounds. In addition, both our current and incoming Lead Independent Director as well as the current and incoming chairs of all of our Board committees are either female or from diverse backgrounds.

In identifying potential director candidates, our Nominating and Corporate Governance Committee considers candidates recommended through a variety of methods and sources. These include suggestions from current Board members, senior management, stockholders, professional search firms and other sources. It is the policy of our Nominating and Corporate Governance Committee to consider properly submitted stockholder recommendations of new director candidates. Our Nominating and Corporate Governance Committee reviews all candidates in the same manner regardless of the source of the recommendation.

Any stockholder recommendation must include the candidate’s name and qualifications for Board membership, the candidate’s age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and all other information regarding the candidate that would be required to be disclosed about the candidate if proxies were being solicited for the election of the candidate as a director, or that is otherwise required, under federal securities law. In addition, the recommendation must include the stockholder’s name, address and the number of shares beneficially owned. The recommendation should be sent to the Corporate Secretary, Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, California 94404. The recommendation must be delivered to the Corporate Secretary prior to the same deadline for director nominations other than under our proxy access bylaw, as described under question 17 in “Questions and Answers.”

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Nominees

Our Nominating and Corporate Governance Committee has evaluated and recommended, and our full Board has considered and nominated for election at the Annual Meeting, each of the nine director nominees described below. The names of the nominees and certain information about them as of March 28, 2024, as well as the relevant skills and experience of the director nominees that led our Nominating and Corporate Governance Committee to conclude that the nominee should serve as a director on our Board, are set forth below:

Age: 71 Director since: 2018 Committees: ► Compensation and Talent ► Science Other Public Company Board Service: ► None

Jacqueline K. Barton, Ph.D.

Independent

Dr. Barton joined our Board in January 2018. Dr. Barton is the John G. Kirkwood and Arthur A. Noyes Professor of Chemistry Emerita in the Division of Chemistry and Chemical Engineering at the California Institute of Technology, where she was a member of the faculty for more than 30 years and served as the Norman Davidson Leadership Chair of the division from 2009 to 2019. She previously served on the board of directors for both Dow Inc. and The Dow Chemical Company, and was a member of the Board and Materials Advisory Committee of DowDupont Inc. Dr. Barton founded and served on the board of directors of GeneOhm Sciences Inc., a molecular diagnostics company acquired by Becton, Dickinson and Company, and was a member of Gilead’s Scientific Advisory Board from 1989 to 2007. She is a member of the National Academy of Sciences, the National Academy of Medicine and the American Philosophical Society. In 2021, Dr. Barton was elected as a Vice President of the American Philosophical Society. Dr. Barton received the 2010 National Medal of Science for her discovery of new chemistry of the DNA helix and the 2015 Priestley Medal, the highest award of the American Chemical Society.

Relevant Skills and Experience:

Extensive experience in chemistry and related fields, for which she has received many awards. Accomplished academic and inventor who has performed pioneering medical research and discovery. Business experience as a founder and leader of a molecular diagnostics company.

Age: 70 Director since: 2020 Committees: ► Science Other Public Company Board Service: ► None

Jeffrey A. Bluestone, Ph.D.

Independent

Dr. Bluestone joined our Board in December 2020. Dr. Bluestone is the President and Chief Executive Officer of Sonoma Biotherapeutics, Inc., a role he has held since 2019. From 2015 to 2019, he led the Parker Institute for Cancer Immunotherapy as President and Chief Executive Officer. Dr. Bluestone is the A.W. and Mary Margaret Clausen Distinguished Professor Emeritus in the Diabetes Center at University of California San Francisco, where he has been a member of the faculty and served in various other roles for over 20 years, including the Director of the Diabetes Center from 2000 to 2019. He is an international leader in the field of immunotherapy and has published more than 500 papers over nearly four decades focused on understanding the basic processes that control T-cell activation and immune tolerance in autoimmunity, organ transplantation and cancer. His research has led to the development of multiple immunotherapies, including the first medicine approved by the U.S. Food and Drug Administration (FDA) to delay/prevent autoimmune Type 1 diabetes and the first FDA-approved checkpoint inhibitor for the treatment of metastatic melanoma and other cancers. Dr. Bluestone was the founding director of the Immune Tolerance Network, the largest National Institutes of Health-funded multicenter clinical immunology research program, testing novel immunotherapies in transplantation, autoimmunity and asthma/allergy. He served as a member of the Blue Ribbon Panel, appointed by then Vice President Joe Biden, as a member of the National Cancer Moonshot Task Force. Dr. Bluestone is a member of the National Academy of Medicine and American Academy of Arts and Sciences, was a recipient of the prestigious Guggenheim Fellowship, and previously served as the Ludwig Professor and Director of the Ben May Institute at the University of Chicago. He previously served on the board of directors of Provention Bio, Inc. from 2013 to 2022.

Relevant Skills and Experience:

Internationally-recognized leader in the field of immunotherapy and related fields, with a distinguished scientific and academic career spanning nearly four decades. Strong leadership experience in the healthcare industry.

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Age: 75

Director since: 2020

Committees:

► Nominating
and Corporate
Governance

► Science (Chair)

Other Public
Company Board
Service:

► Moderna, Inc.

► Olema
Pharmaceuticals,
Inc.

► Revolution
Medicines, Inc.

Sandra J. Horning, M.D.

Independent

Dr. Horning joined our Board in January 2020. Dr. Horning was the Chief Medical Officer and Global Head of Product Development of Roche, Inc., until her retirement in 2019. During her 10-year career at Roche and Genentech, she helped bring 15 new medicines to patients in disease areas including cancer, multiple sclerosis, influenza and blindness. Prior to her career at Roche, Dr. Horning spent 25 years as a practicing oncologist, investigator and tenured professor at Stanford University School of Medicine, where she remains a professor of medicine emerita. From 2005 to 2006, she served as President of the American Society of Clinical Oncology. Dr. Horning was recognized as the 2020 Healthcare Businesswomen’s Association Woman of the Year. She was also selected as the 2017 recipient of the Duane Roth Memorial Award, an honor dedicated to leaders in healthcare, whose work has overcome numerous scientific obstacles to create new paradigms in research and treatment. Dr. Horning previously served on the board of directors of Foundation Medicine, Inc. from 2015 to 2018 and EQRx, Inc. from 2021 to 2023. She currently serves on the board of directors of Moderna, Inc., Olema Pharmaceuticals, Inc. and Revolution Medicines, Inc.

Relevant Skills and Experience:

Significant leadership experience in the pharmaceutical and healthcare industry, including expertise in drug development in multiple therapeutic areas. Medical professional with experience treating patients as a practicing oncologist.

Age: 56 Director since: 2016 Committees: ► Audit (Chair) ► Compensation and Talent Other Public Company Board Service: ► Snowflake Inc. ► Coinbase, Inc.

Kelly A. Kramer

Independent

Ms. Kramer joined our Board in August 2016. Ms. Kramer was Executive Vice President and Chief Financial Officer of Cisco Systems, Inc., a worldwide technology leader, from 2015 until her retirement in 2020. Prior to that, she was Senior Vice President of Corporate Finance at Cisco. She previously served as Vice President and Chief Financial Officer of GE Healthcare Systems and Chief Financial Officer of GE Healthcare Biosciences. Ms. Kramer has also worked in GE’s Corporate Headquarters, Transportation Systems and Aerospace divisions. She currently serves on the board of directors of Snowflake Inc. and Coinbase, Inc.

Relevant Skills and Experience:

Significant financial expertise, including serving as a chief financial officer of major companies or divisions in the technology and healthcare industries. Experience in strategic and financial planning and corporate development.

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Age: 65 Director since: 2024 Committees: ► None Other Public Company Board Service: ► Royalty Pharma plc ► Structure Therapeutics Inc.

Ted W. Love, M.D.

Independent

Dr. Love joined our Board in February 2024. He is the Chair of the board of directors of the Biotechnology Innovation Organization. From 2014 to 2022, Dr. Love was the President and Chief Executive Officer of Global Blood Therapeutics, Inc., where he led the company from a pre-clinical startup through its growth to a global commercial company with a pipeline of innovative therapies focused on sickle cell disease. Previously, he was Executive Vice President, Research and Development and Technical Operations at Onyx Pharmaceuticals, Inc. He also served as President, Chief Executive Officer and Chairman of Nuvelo, Inc., and Senior Vice President, Development at Theravance Biopharma, Inc. He began his biotech career at Genentech, Inc., where he held several senior management positions in clinical science and product development, and ultimately as chair of Genentech’s Product Development Committee. Prior to Genentech, Dr. Love was a member of the Department of Cardiology at the Massachusetts General Hospital. Known for championing access to care, Dr. Love received the William E. Proudford Sickle Cell Fund 2023 Distinguished Service Award. He also earned the Spirit of the Heart Health Equity Champion Award from the Association of Black Cardiologists in 2023. Dr. Love currently serves on the board of directors of Royalty Pharma plc and Structure Therapeutics Inc. He previously served on the board of directors of Seagen Inc., from 2020 to 2023; Global Blood Therapeutics from 2013 to 2022; Portola Pharmaceuticals, Inc., from 2019 to 2020; and Amicus Therapeutics, Inc., from 2012 to 2020.

Relevant Skills and Experience:

Significant leadership experience in the biopharma industry, including serving as a chief executive officer of a global healthcare company. Physician with a strong scientific background.

Age: 70 Director since: 2018 Committees: ► Compensation and Talent ► Nominating and Corporate Governance Other Public Company Board Service: ► Whirlpool Corporation

Harish Manwani

Independent

Mr. Manwani joined our Board in May 2018. Mr. Manwani is a Senior Operating Partner for Blackstone Inc., a global investment firm, and has advised select Blackstone portfolio companies since 2015. He was previously Chief Operating Officer of the Unilever Group from 2011 until his retirement in 2014. Mr. Manwani joined Unilever in 1976 as a management trainee in India and held several senior management roles around the world, including overseeing Unilever’s businesses in North America, Latin America, Asia and Africa. Mr. Manwani currently serves on the board of directors of Whirlpool Corporation. He also serves on the board of directors of EDBI Pte Ltd., Tata Sons Private Limited and Alinamin Pharmaceutical Co. Ltd., a private Blackstone portfolio company in Japan, and is the Chairman of the Executive Board of the Indian School of Business. He previously served as the Non-Executive Chairman of Hindustan Unilever Limited from 2005 to 2018, and on the board of directors of Singapore Economic Development Board from 2013 to 2019. Mr. Manwani also previously served on the board of directors of Pearson plc from 2013 to 2018, Nielsen Holdings plc from 2015 to 2021 and Qualcomm Incorporated from 2014 to 2022.

Relevant Skills and Experience:

Strong leadership skills and broad global operational, sales and marketing and human resources expertise at a complex, multi-national company. Experience in driving growth across complex organizations on a global scale.

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Age: 59 Director since: 2019 Committees: ► None Other Public Company Board Service: ► Galapagos NV

Daniel P. O’Day

Chairman of the Board

Mr. O’Day joined Gilead Sciences in March 2019 as Chairman of the Board of Directors and Chief Executive Officer. Prior to Gilead, Mr. O’Day served as the Chief Executive Officer of Roche Pharmaceuticals. His career at Roche spanned more than three decades, during which he held a number of executive positions in the company’s pharmaceutical and diagnostics divisions in North America, Europe and Asia. He served as a member of Roche’s Corporate Executive Committee, as well as on a number of public and private boards, including Genentech, Flatiron Health and Foundation Medicine. Mr. O’Day holds a bachelor’s degree in biology from Georgetown University and an MBA from Columbia University in New York. He currently serves as the Board Chair for the Pharmaceutical Research and Manufacturers of America organization. He also serves on the board of directors for Galapagos NV in connection with its partnership with Gilead.

Relevant Skills and Experience:

Extensive knowledge and a deep understanding of our business and the pharmaceutical industry as our Chairman and Chief Executive Officer and through various significant leadership positions and international business experience. Deep understanding of the evolving global healthcare environment and demonstrated commitment to driving innovation across the business.

Age: 53 Director since: 2020 Committees: ► Audit Other Public Company Board Service: ► DaVita, Inc.

Javier J. Rodriguez

Independent

Mr. Rodriguez joined our Board in June 2020. Mr. Rodriguez is the Chief Executive Officer of DaVita Inc., a Fortune 500 company providing healthcare services to kidney disease patients throughout 12 countries. He assumed his current role with DaVita in 2019, building on his more than 20 years of increasing company leadership and commitment to transforming care delivery for patients with kidney disease – from the earliest stages through transplantation. From 2014 to 2019, he was the CEO of DaVita Kidney Care, the company’s business unit that treats patients with kidney failure and end-stage renal disease. Mr. Rodriguez is recognized for his vision and leadership in transforming how kidney care is delivered and accelerating the digital transformation to improve patients’ lives while lowering costs for the health care system. He currently serves on the board of directors of DaVita.

Relevant Skills and Experience:

Significant leadership experience in the healthcare industry, including serving as chief executive officer and in various other executive roles of a Fortune 500 public company.

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Age: 69 Director since: 2020 Committees: ► Compensation and Talent ► Nominating and Corporate Governance (Chair) Other Public Company Board Service: ► Loews Corporation ► Carlyle Group

Anthony Welters

Independent

Mr. Welters joined our Board in October 2020. Mr. Welters is Founder, Chairman and Chief Executive Officer of CINQ Care Inc., a physician-led, community-based ambulatory care delivery system that delivers whole person care in the home, whenever possible, to Black and Brown communities. He is also Executive Chairman of the BlackIvy Group, an organization focused on building and growing commercial enterprises in Sub-Saharan Africa, and Chairman of Somatus, Inc., a value-based kidney care company. Mr. Welters founded AmeriChoice in 1989 and upon acquisition by UnitedHealth Group (UHG) in 2002, joined UHG as Senior Adviser to the Office of the Chief Executive Officer, Executive Vice President and Member of the Office of the Chief Executive Officer, until retiring in 2016. He currently serves on the board of directors of Loews Corporation and the Carlyle Group. Mr. Welters previously served on the board of directors of West Pharmaceutical Services, Inc. from 1997 to 2016, and C.R. Bard, Inc. from 1999 to 2017. He is Trustee Emeritus of Morehouse School of Medicine Board of Trustees, Chairman Emeritus of the Board of New York University School of Law, Vice Chairman of the Board of New York University, a Trustee of NYU Langone Medical Center, Vice Chair of the John F. Kennedy Center for the Performing Arts and a founding member of the National Museum of African American History and Culture.

Relevant Skills and Experience:

Extensive experience in the health insurance and managed care industry. Demonstrated commitment to delivering healthcare to underserved communities.

Independence of the Board of Directors

The Nasdaq listing rules require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by our Board. In addition, our Board Guidelines require that a substantial majority of our Board consist of “independent” directors as defined by the Board Guidelines. Our Board Guidelines are available on our website at www.gilead.com on the Investors page under “Governance.”

After a review of all relevant transactions and relationships between each director, as well as his or her family members, and us, our senior management and independent registered public accounting firm, our Board has determined that eight of our nine nominees for director are “independent” directors as specified by applicable laws and regulations of the SEC, the listing rules of Nasdaq and our Board Guidelines. In addition, our Board previously determined that Mr. Lofton was independent. Mr. O’Day, our Chairman of the Board, is not an independent director because he is currently an executive officer of our company.

Majority Vote Standard for Election of Directors

Our bylaws require directors to be elected by a majority of the votes cast with respect to such director in uncontested elections (number of shares voted “for” a director must exceed the number of shares voted “against” that director). In a contested election (a situation in which the number of nominees for director exceeds the number of directors to be elected), our Bylaws provide that the standard for election of directors is a plurality of the shares voting in the election of directors at any meeting of stockholders for the election of directors at which a quorum is present. Under our Board Guidelines, any director who fails to receive at least a majority of the votes cast in an uncontested election must tender his or her resignation to our Board. Our Nominating and Corporate Governance Committee would then evaluate the tendered resignation and make a recommendation to our Board to accept or reject the resignation or to take other action. Our Board will act on our Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale for such decision within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in our Board’s decision. If a nominee who was not already serving as a director does not receive at least a majority of the votes cast for such director at the annual meeting, that nominee will not become a director.

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Our Board’s Role and Responsibilities

Corporate Governance

We are committed to strong corporate governance structures and practices that reflect our commitment to integrity, accountability and excellence in conducting our business. Our Board has adopted certain corporate governance principles, which are set forth in our Board Guidelines and other key governance documents, to set forth a framework for how the Board, its various committees and individual directors should perform their functions. These principles are designed to drive effective functioning of the Board in its oversight role and to promote the interests of stockholders. Our Board regularly reviews and updates our governance materials in light of legal and regulatory requirements, evolving best practices and other developments. In considering possible modifications of our corporate governance structures and practices, our Board focuses on advancing the long-term interests of our company, our business and our stockholders. Provided below is a summary of our corporate governance practices. Additional information regarding our governance framework and associated governance documents, including our Board Guidelines, are available at www.gilead.com on the Investors page under “Governance.”

STOCKHOLDER RIGHTS

  Annually Elect All Directors

  Majority Vote to Elect Directors (If Uncontested)

  No Classified Board

  No “Poison Pill”

  No Supermajority Voting Provisions

  No Dual Class Stock Structure with Unequal Voting Rights

  Stockholder Right to Call Special Meetings - Recently Lowered to 15% Threshold

  Stockholder Right to Act By Written Consent

  Proxy Access on Market Terms, with 3% / Three-Year Threshold

  Compensation Clawback Policy

  Compensation Recovery Policy – NEW in 2023

  Annual Say-on-Pay Vote

  Proactive Year-Round Stockholder Engagement

BOARD OVERSIGHT AND EFFECTIVENESS	BOARD INDEPENDENCE AND DIVERSITY

  Robust Board Guidelines and Committee Charters

  Robust Board-Level Oversight, including over corporate strategy, enterprise risk management, human capital, corporate responsibility and cybersecurity matters

  Annual Corporate Responsibility Report

  Annual Board and Committee Evaluations

  Substantial Majority of Independent Directors

  Robust Lead Independent Director Role

  Fully Independent Board Committees

  Regular Executive Sessions of Independent Directors

  Independent Evaluation of Chief Executive Officer

  Director Succession Planning and Board Refreshment

  Commitment to Board Diversity, including “Rooney Rule” in new director searches

Oversight of Corporate Strategy

Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, financial results, potential corporate development opportunities and other matters that are material to the company. Our Board regularly receives information and formal updates from our management and actively engages with the senior leadership team with respect to the implementation of our corporate strategy. Our independent directors also hold regularly scheduled executive sessions during which they review and discuss our corporate strategy. Consistent with our corporate transaction approval policy, our Board also, directly or indirectly through a committee, reviews and approves strategic transactions that are material to our business, including significant acquisitions and collaborations.

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Oversight of Risk

Our Board exercises its risk oversight responsibility directly and through its committees. Our Board considers specific risk topics directly, including, but not limited to, risks associated with our company’s strategic plan, capital allocation and pricing strategies of newly approved products. Our Board has delegated responsibility to its committees for oversight of specific risks that fall within the committee’s areas of responsibility. Each of the committees periodically reports to the Board on its risk oversight activities. In addition to receiving reports from our Board committees, our Board is periodically briefed by Gilead’s management on specific material risks or legal developments. We believe our Board’s leadership structure effectively supports the Board’s independent evaluation and management of risk.

AUDIT COMMITTEE	COMPENSATION AND TALENT COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Oversees risks associated with our financial and accounting systems, accounting policies and investment strategies, in addition to finance-related public reporting, regulatory compliance (other than healthcare compliance) and certain other matters delegated to the Committee, including risks associated with our information systems and technology (including cybersecurity).	Oversees risks related to our compensation practices to ensure that these practices are not reasonably likely to have a material adverse effect on Gilead or encourage employees to take unnecessary or excessive risks; also oversees risks related to talent management and succession planning of our executive officers.	Oversees risks related to corporate governance matters and certain other non-financial or non-compensation-related risks, including, but not limited to, Gilead’s compliance program, clinical trials, manufacturing, human resources, competition law, political contributions (including payments to trade associations) and corporate responsibility (ESG) matters.

Enterprise Risk Management

ERM Program and Risk Framework

We maintain an Enterprise Risk Management (“ERM”) program that is intended to align our business strategy and core values with how we view, manage and report risks, and the risk framework that we employ is designed to provide a comprehensive view of internal and external factors that may positively or negatively impact our business objectives. The framework classifies risks into different categories based on the function where each risk may arise, with each business function being primarily responsible for day-to-day risk management activities. Our ERM team supports the business functions with the identification and prioritization of risks, the development of mitigation strategies and the reporting of critical risks through our centralized reporting system. This approach allows direct management of risks to remain with functional experts while ensuring the timely and appropriate escalation of critical risks, including to Gilead’s executive leadership team (the “GLT”) and the Board as appropriate.

ERM Roles and Responsibilities

The ERM program is supported by four primary groups at Gilead: The Board, the GLT, the ERM team and the individual business functions. Each component has its own role:

  The Board is responsible for overall risk governance, overseeing the company’s maintenance of an appropriate system of risk management and internal controls. The Board also regularly reviews and discusses the most critical risks facing the company.

  The GLT is responsible for the company’s overall risk strategy and the alignment of the company’s ERM program with our corporate strategy. The GLT also provides management oversight of the risks with the greatest potential impact on the company’s strategic objectives, facilitating the development and adjustment of appropriate mitigation strategies.

  The ERM team sits between the GLT and the individual business functions and ensures the efficient and timely communication between the functional leads and the GLT. The ERM team is responsible for maintaining our centralized risk reporting system, aggregating risks for an enterprise-wide view, identifying risks for escalation to the GLT, conducting detailed risk assessments, and assessing the quality and completeness of risk mitigation plans.

  Each business function is responsible for identifying, assessing, allocating resources, executing specific mitigation strategies and performing other activities to manage its respective functional risks. Each function is also responsible for reporting and escalating emerging risk issues to the ERM team.

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Enterprise Risk Assessment

The ERM team performs two primary types of enterprise risk assessments: strategic and operational. Strategic risks generally carry a longer development horizon while operational risks are more likely to have short-to-medium term impacts. Because strategic and operational risks can often be closely related, we adopt a dual-approach to risk assessment to ensure a holistic view of the company’s overall risk profile.

Strategic	Operational

  The strategic risk assessment utilizes a top-down approach, in which we annually discuss with senior executives the most critical risks that could prevent the company from achieving its strategic objectives.

  We then summarize the top risks and present them to our GLT and our Board.

  This update is designed to highlight the risks with the most potential to impact the business from a long-term strategic perspective.

  The operational risk assessment is a bottoms-up process in which we gather feedback twice per year from functional leaders across the entire enterprise to gain an understanding of operational risks and related mitigation strategies across each business unit.

  This provides us with a granular view that complements the findings from the broader strategic risk update.

Oversight of Human Capital Management

Our Board believes our success depends on the work of dedicated employees who embrace a shared sense of purpose and a culture of excellence. As such, our human capital objective is to make Gilead an employer of choice for the best talent in our industry. Our Compensation and Talent Committee has primary oversight responsibility for our strategies and policies related to human capital management, including with matters such as inclusion and diversity, culture, talent recruitment, development and retention and employee engagement and effectiveness. Our Compensation and Talent Committee receives regular updates from our management regarding human capital management matters throughout the year.

TALENT DEVELOPMENT AND SUCCESSION PLANNING

Our Board is actively involved in talent development and succession planning for our GLT. Our Compensation and Talent Committee has responsibility for overseeing and making recommendations to our Board with respect to talent development and succession planning for the Chief Executive Officer and our other executive officers. In connection with these efforts, our Compensation and Talent Committee performs a formal evaluation of the performance of our GLT on an annual basis.

Oversight of Corporate Responsibility

Our corporate responsibility program is at the heart of our mission to provide innovative medicines to prevent and treat life-threatening illnesses. We are committed to operating in a manner that is environmentally sustainable and socially responsible, as we believe doing so is critical to the success of our business and our ability to generate long-term, shared value for all of our stakeholders. This commitment is reflected in our ongoing investment in our corporate responsibility program as well as the involvement of the highest levels of company leadership in the program.

Our Nominating and Corporate Governance Committee has primary responsibility for oversight of corporate responsibility matters, and receives regular reports from our Corporate Responsibility Committee. Our Corporate Responsibility Committee, which is comprised of key members of leadership, manages our corporate responsibility program and, in consultation with our senior leadership team, sets and implements strategy, reporting and other initiatives to advance our program.

Oversight of Cybersecurity Matters

Our Audit Committee has primary responsibility for overseeing risks associated with our information systems and technology, including cybersecurity. On a quarterly basis, our Audit Committee receives reports from our Chief Information Security Officer (“CISO”), and the chair of our Audit Committee also meets with our CISO individually. On an annual basis, our Audit Committee receives an annual report regarding our information systems and technology and associated policies, processes and practices for managing and mitigating cybersecurity and technology-related risks, and our Board receives a report on risks related to cybersecurity events as part of an update on our ERM program.

As part of our risk mitigation program, we provide annual information security training to our employees. We also provide specialized trainings to our Security Operations team and employees with access to certain sensitive information systems. In addition, we engage a third-party advisory firm to review our security controls and maturity against the National Institute of Standards and Technology (NIST) cybersecurity framework. We have information security risk insurance policies for certain of our operating subsidiaries. We have not experienced any material information security breaches, including within the last three years, which reflects our commitment to maintaining the integrity and security of our systems and technology.

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Our Stockholder Outreach and Engagement

Gilead recognizes the value of and is committed to engaging with our stockholders. We believe strong corporate governance includes proactive outreach and engagement with our stockholders on a regular basis throughout the year to better understand the issues that are important to them. This enables us to meaningfully and effectively address these matters and to drive improvements in our policies, communications and other areas. As part of our stockholder engagement program, our senior leadership team engages with investors on a variety of topics in a number of forums, including in quarterly earnings calls, investor and industry conferences, analyst meetings and individual corporate governance and corporate responsibility discussions with stockholders. In addition, our Lead Independent Director participates in many of our investor meetings and shares the investor views expressed in these meeting with the full Board.

OUR YEAR-ROUND STOCKHOLDER ENGAGEMENT PROGRAM

FALL 2023 ENGAGEMENT

In Fall 2023, we contacted stockholders representing approximately 55% of our outstanding shares to gain valuable insights on the issues that matter most to our stockholders.

Of those that we contacted, our engagement team led by our General Counsel and leadership from our Investor Relations, Executive Compensation, Corporate Responsibility and Office of Corporate Secretary teams met with stockholders representing approximately 41% of our outstanding shares.

Our Lead Independent Director met with stockholders representing approximately 30% of our outstanding shares to provide a direct line of communication between our stockholders and the Board.

We gained constructive feedback during these engagements, which was shared with our Board and management. This ongoing feedback drives improvements in our governance policies and practices.

KEY TOPICS DISCUSSED WITH STOCKHOLDERS IN 2023:

Corporate Governance	Compensation	Environmental, Social and Other
Board composition and skillsets Board tenure and leadership structure Officer exculpation	Inclusion of ESG strategy in the compensation program Compensation peer group review process Financial metrics in the compensation program	Patent exclusivity and litigation Health equity initiatives and product access Human capital management efforts and targets

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Board Leadership Structure

Combined Chairman and Chief Executive Officer

Our Board Guidelines enable our Board to choose a leadership structure that can be tailored to the strengths of Gilead’s officers and directors and best addresses Gilead’s evolving and highly complex business. This allows our Board to make changes in the leadership structure when the Board believes that such actions are in the best interests of the company and its stockholders. The independent directors of the Board review the Board leadership structure on a regular basis to ensure that it continues to serve the best interests of Gilead.

Lead Independent Director

Our Board Guidelines provide that the independent directors will designate a Lead Independent Director when the Chairperson is not an independent director. The role of Lead Independent Director at Gilead is modeled on the role of an independent Chairperson, ensuring a strong, independent and active Board of Directors. Our Board regularly reviews its leadership structure to evaluate whether it remains appropriate for our company, and we continue to believe the robust duties of our Lead Independent Director empower our independent directors to provide guidance and effective oversight of management.

Roles and Responsibilities

As set forth in the Lead Independent Director Charter, the Lead Independent Director has clearly delineated and comprehensive duties, which are described further below:

Consulting with the Chairperson as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with ongoing company operations;
Consulting with the Chairperson regarding and approving the information, agenda and schedules of meetings of the Board of Directors and Board committees;
Chairing meetings of the Board of Directors when the Chairperson is not present or when otherwise appropriate, including all executive sessions of independent directors;
Facilitating the effective functioning of key Board committees and providing input on functioning of the committees, when required;
Advising the Chairperson as to the information necessary or appropriate for the independent directors to effectively and responsibly perform their duties and provide feedback on the quality, quantity and timeliness of information submitted by management;
Advising the Board of Directors and its committees on the retention of advisers and consultants who report directly to the Board of Directors;
Calling meetings of the independent directors, as appropriate;
Serving as chairperson of meetings of the independent directors;
Serving as principal liaison between the independent directors and the Chairperson and between the independent directors and senior management;
Ensuring that independent directors have adequate opportunities to meet and discuss issues in meetings of the independent directors;
Encouraging director participation by fostering an environment of open dialogue and constructive feedback among independent directors;
Communicating to management, as appropriate, the results of private discussions among independent directors;
Participating on ad-hoc committees established to deal with extraordinary matters, such as investigations and mergers and acquisitions;
Providing guidance on director succession and development;
Ensuring Board agendas provide the Board with the ability to periodically review and provide input on the company’s long-term strategy and to monitor management’s execution of the long term-strategy;
Serving as the independent directors’ representative in crisis situations, unless otherwise directed by the Board;
Monitoring conflicts of interest of all directors, including the Chairperson;
Participating in succession planning for the Chief Executive Officer and in talent retention and development programs for members of senior management;
Responding to major stockholder and other stakeholder questions and comments that are directed to the Lead Independent Director or to the independent directors as a group, with such consultation with the Chairperson and other directors as the Lead Independent Director may deem appropriate;

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Representing independent directors in communications with other stakeholders, as required; and
Performing such other duties as the Board of Directors may from time to time delegate.

The Lead Independent Director also frequently attends meetings of all our Board committees and leads our Board in conducting an annual assessment of our Board and the committees to evaluate their effectiveness. In addition, as required by our Board Guidelines, our independent directors meet without executive management on a regular basis to review, among other things, Gilead’s strategy, performance, management effectiveness and succession planning.

Consistent with our commitment to robust engagement with our stockholders, the Lead Independent Director also participates in meetings with stockholders as part of our year-round stockholder engagement program.

The Lead Independent Director Charter is available on our website at www.gilead.com on the Investors page under “Governance.”

Daniel P. O’Day

Chairman of the Board

Our Board believes that it is currently in the best interests of Gilead and its stockholders for Mr. O’Day to serve as our Chief Executive Officer and Chairman of the Board because it positions Mr. O’Day to effectively drive future strategy and decision-making for our organization. In addition to public, private and non-profit board experience, Mr. O’Day has a track record of success in highly scientific and competitive therapeutic areas, deep understanding of the evolving healthcare environment around the world and unwavering commitment to driving innovation across all aspects of the business. As the individual with primary responsibility and accountability for managing our day-to-day operations, Mr. O’Day can provide unified leadership of Gilead and ensure that key business and strategic issues, risks and opportunities are brought to our Board’s attention in a way that prioritizes and makes the best use of our Board’s time.

Kevin E. Lofton

Current Lead Independent Director

In 2020, our Board unanimously appointed Kevin E. Lofton as our current Lead Independent Director, in recognition of his leadership, in-depth knowledge of Gilead and demonstrated commitment to our mission. Mr. Lofton has a deep knowledge of our operations and business cycles. He also has significant leadership experience on other public boards and in the healthcare industry, including experience serving as a chief executive officer and a board member of several large organizations. In addition, Mr. Lofton has demonstrated a commitment to improving access to medical care, particularly for the underserved. Given his proven leadership capability, breadth of industry experience and business success, our Board believes Mr. Lofton is a strong and effective partner to our Chairman of the Board.

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2024 Lead Independent Director Succession

After four years of service as our Lead Independent Director, Mr. Lofton will retire from our Board at the end of his current term at the Annual Meeting. Gilead and our Board extend their sincere gratitude to Mr. Lofton for his strong leadership as the Lead Independent Director and his many contributions and dedicated service to our Board and Gilead’s mission for the past 15 years.

Tony Welters

Incoming Lead Independent Director

Our Board has unanimously appointed Tony Welters to succeed Mr. Lofton as the new Lead Independent Director, effective following and contingent upon his re-election as a director at the Annual Meeting. Mr. Welters has served as a director since 2020 and currently serves as Chair of the Nominating and Corporate Governance Committee and a member of the Compensation and Talent Committee. Mr. Welters has extensive leadership experience in the health insurance and managed care industry, and he has demonstrated a commitment to delivering healthcare to underserved communities. He also has significant experience with corporate governance matters as a current and former director of other public company boards, including board leadership roles. In light of this extensive experience and his valued contributions to our Board and its committees, our Board believes Mr. Welters is well-positioned to provide strong leadership and oversight of Board matters, be an effective partner to our Chairman of the Board and foster effective collaboration among the directors.

Board Evaluations

Our Board believes that a robust and constructive Board and committee evaluation process is an essential component of board effectiveness. Our Board and each of the committees conduct an annual evaluation of Board and committee performance, which is organized by our Nominating and Corporate Governance Committee and led by our Lead Independent Director. An overview of our 2023 annual evaluation process is provided below.

DEVELOPMENT OF ANNUAL EVALUATION PROCESS	WRITTEN SELF-ASSESSMENT	ONE-ON-ONE DISCUSSIONS	EVALUATION OF RESULTS
Our Nominating and Corporate Governance Committee develops an annual self-evaluation process and prepares the questionnaires for our Board and the committees.	Each director completes a written self-assessment evaluating the performance of the Board and their respective committees.	Our Lead Independent Director and our Chairperson have one-on-one discussions with each director.

  The full Board and each committee review and discuss the results from the written self-assessments.

  Our Lead Independent Director shares the feedback from the one-on-one discussions with the full Board for discussion and consideration.

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2023 Board and Committee Meetings; Attendance

All directors attended greater than 75% of the aggregate of all meetings of our Board and of the committees on which they served during the year ended December 31, 2023 (or the period for which they served in 2023), and on average we had a 99.2% attendance rate for such meetings.

On average, we had over a 99% attendance rate for our 2023 Board and committee meetings.	100% of our Board attended the 2023 annual meeting of stockholders.

The 2023 Board and committee membership and the number of meetings of our full Board and committees held in 2023 are shown in the table below:

	Board	Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee	Science Committee
Jacqueline K. Barton, Ph.D.
Jeffrey A. Bluestone, Ph.D.
Sandra J. Horning, M.D.
Kelly A. Kramer
Kevin E. Lofton	Lead Independent Director
Harish Manwani
Daniel P. O’Day	Chairman
Javier J. Rodriguez
Anthony Welters
Number of 2023 Meetings	5	8	5	5	6

Member	Chair

Our Board expects director attendance at our annual meetings of stockholders. All of our then-serving Board members attended the 2023 annual meeting of stockholders.

Proposed Board and Committee Membership following the Annual Meeting

Effective as of the conclusion of his term at the Annual Meeting, Mr. Lofton will retire from our Board and the committees on which he served, and our Board size will be reduced from ten to nine directors. Mr. Lofton will be succeeded by Mr. Welters as the Lead Independent Director. Provided that the directors below are elected by stockholders at the Annual Meeting, the table below shows the proposed membership of our full Board and committees effective after the conclusion of the Annual Meeting:

	Board	Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee	Science Committee
Jacqueline K. Barton, Ph.D.
Jeffrey A. Bluestone, Ph.D.
Sandra J. Horning, M.D.
Kelly A. Kramer
Ted W. Love, M.D.
Harish Manwani
Daniel P. O’Day	Chairman
Javier J. Rodriguez
Anthony Welters	Lead Independent Director

Member	Chair

Committee Rotation and Selection Process

The selection of the committee chairs and members is reviewed by our Board annually by recommendation of the Nominating and Corporate Governance Committee. There are no fixed terms for committee chairs or membership; however, our Board recognizes that rotation may be appropriate at periodic intervals.

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Committees of Our Board of Directors

Our Board has an Audit Committee, a Compensation and Talent Committee, a Nominating and Corporate Governance Committee and a Science Committee. The charter for each of these committees is available on our website at www.gilead.com on the Investors page under “Governance.”

Audit Committee

2023 Meetings: 8 Current Members:

Kelly A. Kramer (Chair), Kevin E. Lofton, Javier J. Rodriguez

Our Board has determined that all members of our Audit Committee are “independent directors” under the criteria specified by applicable laws and regulations of the SEC, the listing rules of Nasdaq and our Board Guidelines. Our Board has determined that Ms. Kramer, Mr. Lofton and Mr. Rodriguez each qualify as an “audit committee financial expert,” as defined in applicable SEC rules.

Our Audit Committee oversees our corporate accounting, financial reporting process and systems of internal accounting and financial controls.

Among other responsibilities, our Audit Committee:

is directly responsible for the selection, appointment, retention, compensation, oversight and, where appropriate, the replacement of the independent registered public accounting firm (the “auditors”);

approves the engagement of proposed audit, review and attest services, as well as permissible non-audit services by our auditors;

evaluates the performance, independence and qualifications of the auditors;

reviews periodic reports prepared by the auditors regarding their internal quality control procedures and any material issues raised by internal quality-control reviews or by inquiries or investigations by governmental or professional authorities;

monitors the rotation of audit partners on our engagement team and is involved in the selection of the lead audit partner;

meets with the auditors and our financial management to review the scope and cost of proposed audits and the audit procedures to be utilized, and, following the conclusion thereof, reviews the results of such audits, including any findings, comments or recommendations of the auditors;

discusses with the auditors and our financial and accounting management the scope, adequacy and effectiveness of our internal control over financial reporting, including the adequacy of the systems of reporting to our Audit Committee;

reviews the potential effect of regulatory and accounting developments on our consolidated financial statements;

reviews significant reporting issues or judgments made in connection with the preparation of our consolidated financial statements;

reviews and approves, in advance, or ratifies all related party transactions in accordance with applicable laws, SEC rules and Nasdaq requirements;

oversees the establishment and maintenance of disclosure controls and procedures;

reviews draft earnings releases and the financial statements to be included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including the results of the annual audit and the results of the auditors’ review of our quarterly condensed consolidated financial statements;

meets with internal audit management to review and approve the annual internal audit plan and budget and to review the results of internal audit activities;

evaluates the performance and effectiveness of our internal audit function; and

oversees our management of risks associated with financial and accounting systems, accounting policies, public reporting, investment strategies and cybersecurity, including the periodic review with management of our efforts to identify and mitigate such risks.

We have established procedures for the confidential submission of employee concerns under our Complaint Procedure and Non-Retaliation Policy. Our Audit Committee receives quarterly reports from management on all complaints regarding accounting, internal accounting controls or auditing matters made under our Complaint Procedure and Non-Retaliation Policy.

Our Audit Committee regularly meets in executive session and in private sessions with each of our Chief Financial Officer, our Vice President of Internal Audit and representatives of Ernst & Young LLP, and from time to time, our Chief Ethics and Compliance Officer and our Chief Accounting Officer and Corporate Controller, during which candid discussions regarding financial management, legal, accounting, auditing and internal control matters take place.

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Compensation and Talent Committee

2023 Meetings: 5 Current Members:

Kevin E. Lofton (Chair), Jacqueline K. Barton, Ph.D., Kelly A. Kramer, Harish Manwani, Anthony Welters

Our Board has determined that all members of our Compensation and Talent Committee are independent directors under the criteria specified by applicable laws and regulations of the SEC, the listing rules of Nasdaq and our Board Guidelines. The members of our Compensation and Talent Committee are “non-employee directors” as determined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Our Compensation and Talent Committee has overall responsibility for approving and evaluating our executive officer compensation plans, policies and programs.

Among other responsibilities, our Compensation and Talent Committee:

takes any and all actions that may be taken by the Board with respect to the compensation level of our executive officers, including but not limited to the development of compensation policies and the review of compensation arrangements;

oversees the administration and review of our compensation plans;

evaluates the performance of our Chief Executive Officer, and reviews and approves the Chief Executive Officer’s compensation, subject to ratification by the independent directors of the Board;

reviews and approves the compensation arrangements for our other executive officers;

oversees talent management and succession planning with respect to our Chief Executive Officer and other executive officers, and recommends a succession plan for such officers on an annual basis;

establishes the stock ownership guidelines applicable to executive officers and recommends stock ownership guidelines applicable to the non-employee Board members;

assesses whether our compensation practices present risks that could have a material adverse effect upon us or could otherwise encourage unnecessary or excessive risk-taking;

oversees our strategies and policies related to human capital management, including with respect to matters such as inclusion and diversity, workplace environment and culture, talent recruitment, development and retention, and employee engagement and effectiveness;

reviews and discusses the “Compensation Discussion and Analysis” included in our Proxy Statement for each annual meeting;

reviews the results of the most recent stockholder advisory vote on executive compensation and oversees our submissions to stockholders on executive compensation matters; and

appoints, determines the compensation of and oversees the independent compensation advisers retained by the Compensation and Talent Committee.

Our Compensation and Talent Committee has the authority to engage the services of its own outside advisors to assist it in determining the compensation of our executive officers. After a robust evaluation process in 2021 that included the consideration of alternative candidates for the role, our Compensation and Talent Committee continued its engagement of Frederic W. Cook & Co. (“FW Cook”), a national compensation consulting firm, as its independent compensation consultant. FW Cook reports directly to and provides various executive compensation services to our Compensation and Talent Committee, including advising the Committee on the following matters:

the principal aspects of our Chief Executive Officer’s compensation;

evolving industry practices; and

market information and analyses regarding the competitiveness of our program design for both our executive officers and the non-employee Board members.

FW Cook provides consulting services solely to our Compensation and Talent Committee and does not provide any other services to Gilead. Where advisable, our Compensation and Talent Committee meets in executive session from time to time with FW Cook to discuss compensation-related matters.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation and Talent Committee who served during 2023 is currently or has been, at any time since our formation, one of our officers or employees. During 2023, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation and Talent Committee. None of the members of our Compensation and Talent Committee who served during 2023 currently has or has had any relationship or transaction requiring disclosure pursuant to Item 404 of Regulation S-K.

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Nominating and Corporate Governance Committee

2023 Meetings: 5 Current Members:

Anthony Welters (Chair), Sandra J. Horning, M.D., Kevin E. Lofton, Harish Manwani

Our Board has determined that all members of our Nominating and Corporate Governance Committee are independent directors under the criteria specified by applicable listing rules of Nasdaq and our Board Guidelines.

Our Nominating and Corporate Governance Committee oversees the corporate governance policies and practices of the company, including Board and committee structure and nominations, and monitors the compliance functions managed by the Chief Ethics and Compliance Officer.

Among other responsibilities, our Nominating and Corporate Governance Committee:

develops and periodically reviews the desired qualifications of members of the Board and its committees;

advises our Board on matters of diversity, including race, ethnicity, gender, sexual orientation, culture, thought and geography;

evaluates the need for refreshment and succession planning for the Board and, as appropriate, leads the search for diverse individuals qualified to become members of the Board;

recommends director nominees to the Board to be presented for stockholder approval at the annual meeting of stockholders;

reviews the Board’s leadership structure and recommends changes as appropriate, including a recommendation to the independent directors regarding the appointment of our Lead Independent Director;

reviews the Board’s committee structure and recommends directors to serve as members and chairpersons of each committee for the Board’s approval;

determines on an annual basis the members of the Board who meet the independence requirements and members of the Audit Committee who meet the financial expert requirements;

reviews our corporate governance policies and practices and recommends new policies and changes to existing policies for the Board’s approval;

develops an annual self-evaluation process for the Board and its committees and, as appropriate, makes recommendations to the Board regarding its findings;

monitors risks related to corporate governance matters and certain other non-financial or non-compensation-related risks;

oversees our company’s stockholder engagement program;

approves the appointment and removal of the Chief Ethics and Compliance Officer and meets periodically with the Chief Ethics and Compliance Officer to monitor the company’s compliance program;

oversees ESG matters and receives periodic reports on our ESG program; and

reviews our political expenditure policies and expenditures, including payments to trade associations.

Our Nominating and Corporate Governance Committee regularly meets in executive session with our Chief Ethics and Compliance Officer as part of its oversight of the company’s compliance program.

We have established procedures for the confidential submission of employee concerns under our Complaint Procedure and Non-Retaliation Policy. Our Nominating and Corporate Governance Committee receives quarterly reports from management on complaints made under our Complaint Procedure and Non-Retaliation Policy (other than those relating to accounting, internal accounting controls or auditing matters, which are reported to our Audit Committee).

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Science Committee

2023 Meetings: 6 Current Members:

Sandra J. Horning, M.D. (Chair), Jacqueline K. Barton, Ph.D., Jeffrey A. Bluestone, Ph.D.

Our Science Committee oversees, on behalf of our Board, our research and development strategy, including with respect to our commercial portfolio and clinical programs and the capabilities of our products and product candidates. Among other responsibilities, our Science Committee:

advises our Board on the direction of and progress made towards our research and development strategy;

assesses the quality of our commercial portfolio and clinical programs, and evaluates potential opportunities to enhance our portfolio and programs through opt-in programs, collaborations and other strategic transactions;

monitors the status, progress and outcomes of our key clinical trials; and

reviews the potential effect of developments in the competitive scientific landscape and emerging science trends on our commercial portfolio and clinical programs.

Executive Sessions

As required by our Board Guidelines, our independent directors meet in regularly scheduled executive sessions at which only they are present. Our Lead Independent Director presides over these executive sessions. At these executive sessions, the independent directors review, among other things, Gilead’s strategy, performance, management effectiveness and succession planning.

Additionally, executive sessions may be convened by the Lead Independent Director at his discretion and will be convened if requested by any other independent director.

Board Processes

Director Orientation and Continuing Education

We have an orientation process for our Board members that is designed to familiarize new directors with various aspects of our business, including our strategy, operations, finances, risk management processes, compliance program and governance practices. Each member of our Board is encouraged to participate in education programs to assist them in performing the director’s responsibilities and shall complete any and all continuing education requirements mandated by by the SEC or Nasdaq.

Director Term Limits and Retirement

Our Board does not believe it should establish term limits for our Board members. The Nominating and Corporate Governance Committee, in consultation with the Board Chairperson, will evaluate the contributions of existing Board members and the need for new directors and, if appropriate, suggest the resignation and replacement of a Board member.

Our Board has not established a mandatory retirement age. As is the case with term limits, a mandatory retirement age may remove directors who have been able to develop, over a period of time, significant insight into Gilead and our operations and who continue to make valuable contributions to Gilead. The Nominating and Corporate Governance Committee, in consultation with the Board Chairperson, will evaluate the contributions of existing Board members and, if appropriate, decline to nominate for re-election or suggest the resignation and replacement of a Board member.

Stockholder Communications with Our Board

Stockholders may communicate with our Board by sending a letter to the Corporate Secretary, Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, California 94404. Our Corporate Secretary reviews all communications from stockholders, but may, in her sole discretion, disregard any communication that she believes is not: related to our business; within the scope of our responsibility; credible; or material or potentially material.

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If deemed an appropriate communication, the Corporate Secretary will submit the stockholder communication to the member of our Board addressed in the communication and to our Lead Independent Director. We maintain a “Stockholders Communications with the Board” policy that outlines the applicable procedures and is available on our website at www.gilead.com on the Investors page under “Governance.”

Certain Relationships and Related Person Transactions

Indemnity Agreements

We enter into indemnity agreements with each of our executive officers (including our Named Executive Officers) and directors that provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of us, and otherwise to the full extent permitted under Delaware law and our bylaws.

Policies and Procedures

Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, in advance, all related person transactions. Related persons include any of our directors or executive officers, certain of our stockholders and their immediate family members, and transactions include any transaction or arrangement in which the amount involved exceeds $120,000 and where the company or any of its subsidiaries is a participant and a related person has a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. The responsibility for reviewing and approving such transactions is set forth in writing in the Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.gilead.com on the Investors page under “Governance.”

To assist us in identifying related person transactions, each year we require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the executive officer or director or their immediate family members have a material interest.

Conflicts of Interest

We review related person transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests. In addition, our Nominating and Corporate Governance Committee determines, on an annual basis, which members of our Board meet the definition of independent director under the criteria specified by applicable laws and regulations of the SEC, the listing rules of Nasdaq and our Board Guidelines. The obligation for this determination is set forth in writing in the Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.gilead.com on the Investors page under “Governance.” Our Nominating and Corporate Governance Committee reviews and discusses any relationships with directors that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

No Related Person Transactions and Conflicts of Interest

There were no related person transactions or conflicts of interest from January 1, 2023 through March 28, 2024 (the filing date of this Proxy Statement). Approval of any related person transaction or conflict of interest would require approval of the applicable Board committee (as described above) or the full Board.

Code of Ethics

Our Code of Ethics establishes the corporate standards of behavior for all our employees, officers and directors and sets our expectations of contractors and agents. Our Code of Ethics supports our commitment to maintaining the highest standards of legal and ethical conduct and includes our expectations with respect to topics such as inclusion and diversity, human rights, anti-harassment and anti-bullying, international trade, intellectual property and political activity. The Code of Ethics is available on our website at www.gilead. com on the Investors page under “Governance.” Any person who becomes aware of any possible non-compliance of laws, regulations, our Code of Ethics or any other Gilead policy is responsible for notifying a member of management or the legal department. We have also implemented an Ethics Hotline through which concerns can be raised confidentially. We investigate all reports promptly, and we do not tolerate retaliation against anyone making reports in good faith and/or assisting in investigations of possible violations.

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Compensation of Non-Employee Board Members

The members of our Board play a critical role in guiding our strategic direction and overseeing our management. In light of the demanding nature of the role and responsibilities of a public company board, including the time commitment and risks associated with board service, the market for highly qualified and experienced individuals who are capable of serving as the directors of a large public company has remained highly competitive.

These dynamics make it imperative that we provide a competitive compensation program for our non-employee directors. Such directors are accordingly compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees, and receive a combination of annual cash retainers and equity compensation in the form of stock options and restricted stock unit awards. In addition, our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and committee meetings and related activities. Our employee directors do not receive additional compensation for their service on our Board.

Our Compensation and Talent Committee reviews our non-employee director compensation program on an annual basis with its independent advisor, FW Cook. The review includes a comparison of our program to the ten-company peer group used by Gilead for benchmarking executive compensation as detailed on page 59. Any recommended changes to our program are then presented to the independent members of our Board for their consideration and approval.

Our non-employee directors are compensated through annual equity awards under a pre-established grant-date fair value formula and annual cash retainers for Board and Board committee service.

Cash Payments and Equity Awards

The following table sets forth the compensation arrangements for our non-employee Board members during 2023:

2023 NON-EMPLOYEE BOARD MEMBER COMPENSATION

(1)	The number of shares of our common stock subject to the option portion of the annual equity award is calculated by dividing $150,000 by the fair value of option on the grant date, with any fractional share rounded down to the next whole share. The fair value of option is based on Black-Scholes option valuation model. The number of shares of our common stock subject to the restricted stock unit portion of the annual equity award is calculated by dividing $150,000 by the closing market price per share of our common stock on the award date, with any fractional share rounded down to the next whole share.
(2)	The Lead Independent Director, committee chairs and other committee members do not receive any additional equity awards for their Lead Independent Director or committee service.
(3)	A non-employee Board member’s actual cash retainer is equal to the aggregate of his or her retainer fee for Board service ($75,000) plus his or her retainers for service on one or more Board committees (e.g., if the Audit Committee Chair also serves as a member on the Compensation and Talent Committee, the total dollar amount of the cash retainer will be $135,000). In addition, the cash retainer amounts presented in the table represent the annualized amounts payable to a non-employee Board member. Actual payments were made on a quarterly, pro-rated basis.
(4)	The Lead Independent Director receives an additional retainer of $75,000 should the Lead Independent Director not serve on any committees of the Board or $45,000 should the director serve on a committee (in addition to any retainer amounts for committee service).

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Deferred Compensation Plan

Our Deferred Compensation Plan allows our non-employee directors to defer all or a portion of their cash retainer each year. The deferred amount may either be immediately converted into phantom shares of our common stock or invested in a designated group of investment funds, neither of which results in above-market interest under disclosure rules. To the extent that a non-employee director elects to defer his or her cash retainer into phantom shares, the resulting number of phantom shares of our common stock will be determined by dividing the deferred amount by the fair market value per share of our common stock on the conversion date. The resulting number of phantom shares will be paid out in actual shares of our common stock at the end of the deferral period. If the non-employee director elects to defer his or her retainer into investment funds, then he or she may select from among the investment funds available under the Deferred Compensation Plan. These investment funds are substantially the same as those available under our broad-based Section 401(k) employee savings plan.

A non-employee director may elect to receive his or her deferred account balance at a designated age that is no earlier than age 50 and no later than age 75, or on the date of his or her cessation of Board service or on the second or fifth anniversary of that cessation date, in a lump sum or in annual installments not to exceed 10 years. An early distribution is permitted in the event of a financial hardship. In the event of death, an account balance will be distributed in a lump sum to the director’s designated beneficiary.

Stock Ownership Guidelines

We have stock ownership guidelines to encourage our non-employee directors to retain a significant portion of their shares of our common stock. These stock ownership guidelines require our non-employee directors to hold shares of our common stock with an aggregate fair market value equal to or greater than five times their annual retainer. This guideline is to be achieved over a five-year period, measured from the date the non-employee director first joins our Board. As of December 31, 2023, all members of our Board were in compliance.

Terms of Equity Awards

The stock options granted to our non-employee directors have an exercise price equal to the fair market value per share of our common stock on the date of grant (based on the closing market price for our common stock on that date as reported on the Nasdaq Global Select Market). Each option has a maximum term of 10 years, subject to earlier termination three years after the non-employee director’s cessation of Board service. Stock option and restricted stock unit awards granted to non-employee directors vest immediately upon grant. Initial equity awards for new non-employee directors are prorated based on the number of days remaining in the compensation period in which they commence Board service. The shares that vest under restricted stock unit awards may, pursuant to a director’s advance election, be subject to a deferred issuance in up to five annual installments following his or her cessation of Board service.

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The table below summarizes the compensation paid by us to our non-employee Board members for the 2023 fiscal year:

2023 Director Compensation

The table below summarizes the compensation paid by us to non-employee Board members for the 2023 fiscal year:

Name	Fees Earned or Paid in Cash(1)		Stock Awards(2)(3)	Option Awards(3)(4)	All Other Compensation(6)	Total
Jacqueline K. Barton	$115,000		$149,922	$149,999	$15,000	$429,921
Jeffrey A. Bluestone	$95,000		$149,922	$149,999	$15,000	$409,921
Sandra J. Horning	$130,000	(5)	$149,922	$149,999	$—	$429,921
Kelly A. Kramer	$135,000		$149,922	$149,999	$—	$434,921
Kevin E. Lofton	$192,521		$149,922	$149,999	$15,000	$507,442
Harish M. Manwani	$115,000		$149,922	$149,999	$—	$414,921
Javier J. Rodriguez	$95,000		$149,922	$149,999	$5,000	$399,921
Anthony Welters	$130,000		$149,922	$149,999	$15,000	$444,921
(1)	Represents cash retainer for serving on our Board and committees of the Board for the full year ended December 31, 2023.
(2)	Represents RSU awards comprised of 1,887 shares granted under our 2022 Equity Incentive Plan (the “2022 Plan”) to each Board member on May 3, 2023 and vested immediately on the same date. Market values are calculated by multiplying the number of shares of our common stock subject to the award by the closing price per share of our common stock on the award date of $79.45.
(3)	The following table shows, for each named individual, the aggregate number of stock awards, option awards and phantom shares (under our Deferred Compensation Plan) held by that individual as of December 31, 2023:

Name	Aggregate Stock Awards Outstanding as of December 31, 2023(a)	Aggregate Option Awards Outstanding as of December 31, 2023	Aggregate Phantom Shares as of December 31, 2023(b)
Jacqueline K. Barton	4,553	72,038	—
Jeffrey A. Bluestone	1,887	46,568	—
Sandra J. Horning	5,491	52,412	—
Kelly A. Kramer	15,284	85,906	—
Kevin E. Lofton	9,830	97,651	3,224
Harish M. Manwani	—	69,919	—
Javier J. Rodriguez	—	49,356	—
Anthony Welters	—	48,407	—
(a)	Aggregate stock awards include vested RSUs for which receipt of the underlying shares of our common stock has been deferred. RSUs accrue forfeitable dividend equivalents that are subject to the same vesting and other terms and conditions as the corresponding RSUs. Dividend equivalents are accumulated and paid in cash when the underlying shares are issued.
(b)	Dividends on phantom shares are accrued and reinvested to acquire additional phantom shares quarterly.
(4)	Represents the grant-date fair value of the stock option awards comprised of 10,173 options with an exercise price of $79.45 per share granted to each Board member on May 3, 2023 under the 2022 plan and vested immediately on the same date. The applicable grant-date fair value of each award was calculated in accordance with Topic 718 and did not take into account any estimated forfeitures related to such service vesting. Assumptions used in the calculation of grant-date fair value are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K for such fiscal year filed with the SEC.
(5)	Dr. Horning elected to defer partial retainer fees of $32,767.13 as a cash deferral under our Deferred Compensation Plan.
(6)	Represents matching donations made by us to a charitable organization of $15,000 on behalf of each of Dr. Barton, Dr. Bluestone, Mr. Lofton, and Mr. Welters and $5,000 for Mr. Rodriguez.

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Audit Matters

PROPOSAL 2	Ratification of the Selection of Independent Registered Public Accounting Firm
Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that we submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since our inception in 1987.

Our Board unanimously recommends a vote “FOR” Proposal 2.

Annual Evaluation and Selection of Independent Auditor

To help ensure continuing auditor independence, our Audit Committee annually reviews Ernst & Young LLP’s independence and performance in connection with the Committee’s determination of whether to retain Ernst & Young LLP or engage another firm as our independent auditor. In the course of these reviews, our Audit Committee considers, among other things:

►	Ernst & Young LLP’s historical and recent performance on the Gilead audit;
►	Ernst & Young LLP’s institutional knowledge and expertise regarding Gilead’s global business, accounting policies and practices and internal control over financial reporting;
►	the professional qualifications of Ernst & Young LLP, the lead audit partner and other key engagement partners;
►	Ernst & Young LLP’s disclosures related to audit quality and performance, including recent Public Company Accounting Oversight Board (the “PCAOB”) inspections;
►	the appropriateness of Ernst & Young LLP’s audit fees, including the fees that Ernst & Young LLP receives for non-audit services;
►	the quality and candor of Ernst & Young LLP’s communications with the Audit Committee and management; and
►	the potential impact of changing our independent registered public amounting firm.

Based on this evaluation, our Audit Committee has determined that Ernst & Young LLP is independent and that it is in the best interest of Gilead and its stockholders to continue to retain Ernst & Young LLP to serve as our independent auditors for the 2024 fiscal year.

Rotation of Lead Audit Partner

The Audit Committee requires the lead audit partner to be rotated at least every five years. The process for selection of Gilead’s lead audit partner pursuant to this rotation involves a meeting between the Chair of our Audit Committee and the candidate for the role as well as discussion by the full Audit Committee and management. Our last rotation of lead audit partner was in 2023.

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Principal Accountant Fees and Services

Our Audit Committee is responsible for audit firm compensation. The aggregate fees billed or expected to be billed by Ernst & Young LLP for the years ended December 31, 2023 and 2022 for the professional services described below are as follows:

Name	2023	2022
Audit Fees(1)	$12,348,000	$9,903,005
Audit-Related Fees(2)	$12,819	$—
Tax Fees(3)	$1,344,657	$1,118,024
All Other Fees(4)	$400,000	$486,440
Total	$14,105,575	$11,507,469

(1)	Represents fees related to the respective year’s (i) integrated audit of our consolidated financial statements and internal control over financial reporting, (ii) review of our interim condensed consolidated financial statements, and (iii) audit services for other statutory or regulatory filings or engagements. The 2023 amount included audit fees incurred relating to the company's deployment of its new enterprise resource planning system.
(2)	Represents fees for other assurance and related services rendered during the respective year.
(3)	Represents fees for domestic and international tax compliance and tax consultation services rendered during the respective year.
(4)	Represents fees for miscellaneous permitted advisory services rendered during the respective year, including system pre-implementation services and access to Ernst & Young LLP’s online research database.

All of the services described above were pre-approved by our Audit Committee. The Committee concluded that the provision of these services by Ernst & Young LLP would not affect their independence.

Pre-Approval Policy and Procedures

To minimize relationships that could impair the objectivity of Ernst & Young LLP, our Audit Committee adopted policies and procedures for the pre-approval of audit and permissible non-audit services rendered by Ernst & Young LLP. Under this policy, our Audit Committee must pre-approve all services provided by Ernst & Young LLP, and the policy prohibits the engagement of Ernst & Young LLP for certain specified services. The policy permits the engagement of Ernst & Young LLP for services approved by our Audit Committee in defined categories such as audit services, audit-related services and tax services. The policy also permits engagement of Ernst & Young LLP for other services approved by our Audit Committee if there is a persuasive business reason for using Ernst & Young LLP over other providers. The policy provides that, as a general rule of thumb, the fees for these other services should be less than 25% of total audit fees. Pre-approval may be given as part of our Audit Committee’s approval of the scope of Ernst & Young LLP’s engagement or on an explicit case-by-case basis before Ernst & Young LLP is engaged to provide each service. The pre-approval of services may be delegated by our Audit Committee to a member of the Audit Committee. Our Audit Committee receives quarterly reports on the scope of services provided to date and planned to be provided by Ernst & Young LLP in the future.

Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Gilead and our stockholders.

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Audit Committee Report

Our Audit Committee is composed of three directors and operates under a written charter adopted by the Board of Directors. Our Board has determined that all members of our Audit Committee are “independent” directors under the criteria specified by applicable laws and regulations of the SEC, the listing rules of Nasdaq and our Board Guidelines.

Our Audit Committee oversees, on behalf of our Board, our corporate accounting, financial reporting process and systems of internal accounting and financial controls. Management has the primary responsibility for the financial statements, the reporting process and the system of internal control over financial reporting.

Our Audit Committee is responsible for the selection, appointment, retention, compensation and oversight of Gilead’s independent registered public accounting firm, Ernst & Young LLP. Our Audit Committee reviewed and discussed with Ernst & Young LLP the auditors’ independence from Gilead and its management. As part of that review, we received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and our Audit Committee discussed Ernst & Young LLP independence from Gilead. We also considered whether Ernst & Young LLP’s provision of non-audit services to Gilead is compatible with the auditor’s independence.

We adopted auditor independence policies and procedures for the pre-approval of audit and permissible non-audit services rendered by Ernst & Young LLP. The policy permits the engagement of Ernst & Young LLP for services approved by our Audit Committee in defined categories such as audit services, audit-related services and tax services. The policy also permits engagement of Ernst & Young LLP for other services approved by our Audit Committee if there is an appropriate business reason for using Ernst & Young LLP over other providers. Our Audit Committee receives quarterly reports on the scope of services provided to date and planned to be provided by Ernst & Young LLP in the future.

Our Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023 with management and Ernst & Young LLP. Our Audit Committee has reviewed and discussed with Ernst & Young LLP the matters required to be discussed with the Audit Committee by the applicable requirements of the PCAOB and the SEC.

Based upon these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in Gilead’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC. Our Board has approved this inclusion.

Audit Committee

Kelly A. Kramer, Chair
Kevin E. Lofton
Javier J. Rodriguez

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Executive Officers

The names of our executive officers who are not also directors of Gilead and certain information about each of them as of March 28, 2024 are set forth below.

See Mr. O’Day’s biography above under “Nominees” on page 21.

Age: 54 Joined Gilead: 2016 Position: Chief Financial Officer

Andrew D. Dickinson

Mr. Dickinson serves as Gilead’s Chief Financial Officer, responsible for the oversight of the company’s global finance, corporate development, information technology, operations and strategy organizations.

Mr. Dickinson joined Gilead in 2016 and prior to his current role served as head of the company’s corporate development and strategy group. In that role, Mr. Dickinson drove all of Gilead’s licensing, partnership and acquisition transactions and guided investments into new areas. Prior to his tenure at Gilead, Mr. Dickinson was the global Co-Head of Healthcare Investment Banking at Lazard. Earlier in his career, he served as General Counsel and Vice President of Corporate Development at Myogen, Inc., which was acquired by Gilead in 2006.

Mr. Dickinson received his bachelor’s degree in molecular, cellular and developmental biology from the University of Colorado at Boulder and his law degree from Loyola University of Chicago.

He currently serves on the board of directors of Sutter Health, a non-profit hospital system based in California, and previously served on the board of directors of the Fosun Pharma and Kite joint venture in China, which was established in 2017.

Age: 54 Joined Gilead: 2019 Position: Chief Commercial Officer

Johanna Mercier

Ms. Mercier serves as Gilead’s Chief Commercial Officer, with responsibility for the global commercialization of all the company’s medicines throughout the product lifecycle. Under her leadership, Gilead works to ensure that patients around the world have access to the company’s transformational medicines.

Ms. Mercier joined Gilead in 2019 after 25 years at Bristol-Myers Squibb, where she served in a number of executive leadership positions, including head of the U.S. business and head of the European region, gaining broad experience across geographies and in all aspects of the commercial business. In her time there, she successfully evolved the culture and drove strong commercial execution with double-digit growth and multiple launches that changed the standard of care in melanoma and renal cancers.

Ms. Mercier holds a bachelor’s degree in biology from the University of Montreal and an MBA from Concordia University.

She currently serves on the board of directors of Neurocrine Biosciences, Inc. and the University of Southern California’s Leonard D. Schaeffer Center for Health Policy and Economics. She also serves on the board of directors of Arcus Biosciences, Inc. in connection with its partnership with Gilead.

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Age: 61 Joined Gilead: 2019 Position: Chief Medical Officer

Merdad V. Parsey, M.D., Ph.D.

Dr. Parsey is Gilead’s Chief Medical Officer, responsible for overseeing the company’s global clinical development and medical affairs organizations. In his role, Dr. Parsey supervises all clinical trials and development operations. Together with the leadership team, he works to advance clinical development strategies and programs with the goal of changing the trajectory of disease, and transforming care for the patients of today and tomorrow.

Dr. Parsey joined Gilead in 2019, after serving as Senior Vice President of Early Clinical Development at Genentech, where he led clinical development for areas including inflammation, oncology and infectious diseases. Prior to Genentech, Dr. Parsey served as President and CEO of 3-V Biosciences (now Sagimet BioSciences), held development roles at Sepracor, Regeneron and Merck and was Assistant Professor of Medicine and Director of Critical Care Medicine at the New York University School of Medicine.

He completed his M.D. and Ph.D. at the University of Maryland, Baltimore, his residency in Internal Medicine at Stanford University and his fellowship in Pulmonary and Critical Care Medicine at the University of Colorado.

Dr. Parsey currently serves on the board of directors of Sagimet BioSciences and TransCelerate BioPharma Inc., as well as the board of advisors of the Institute of Human Virology. He also serves on the board of directors of Arcus Biosciences, Inc. in connection with its partnership with Gilead.

Age: 59 Joined Gilead: 2022 Position: Executive Vice President, Corporate Affairs and General Counsel

Deborah H. Telman

Ms. Telman serves as Executive Vice President of Corporate Affairs and General Counsel, with responsibility for Gilead’s Government Affairs and Policy, Public Affairs, Legal and Compliance functions.

Ms. Telman joined Gilead in 2022 and prior to her current role, she served as Executive Vice President, General Counsel and Corporate Secretary at Organon, a women’s healthcare company, building out the Legal, Ethics and Compliance, and Environmental Health and Safety organizations following the company’s separation from Merck. Prior to joining Organon, Ms. Telman was the Senior Vice President, General Counsel and Corporate Secretary at Sorrento Therapeutics, a clinical stage biopharmaceutical company.

Over the course of her more than 25-year career, Ms. Telman has provided legal counsel both in an in-house capacity and in private practice, including experience in global mergers and acquisitions, governance and litigation. She received her Juris Doctor degree from Boston University School of Law and a bachelor’s degree in mathematics from the University of Pennsylvania.

Ms. Telman currently serves on the board of directors of AtriCure, Inc., a medical tech company focused on the treatment of atrial fibrillation and related conditions, as well as on the board of directors of Chicago Humanities Festival.

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Executive Compensation

PROPOSAL 3	Advisory Vote to Approve the Compensation of Our Named Executive Officers

Based upon a vote of stockholders at our 2023 annual meeting of stockholders, and following our Board’s recommendation for an annual advisory vote to approve the compensation of the Named Executive Officers, we are providing stockholders with an advisory vote to approve the compensation of our Named Executive Officers. Although the vote is non-binding, our Board and Compensation and Talent Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.

We encourage our stockholders to read the Compensation Discussion and Analysis, beginning on page 45, which describes the details of our executive compensation program and the decisions made by the Compensation and Talent Committee in 2023. Our 2023 corporate achievements are described under “Corporate Performance Metrics and Achievements for 2023” in the Compensation Discussion and Analysis.

Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of the Named Executive Officers in this Proxy Statement:

“RESOLVED, that Gilead’s stockholders hereby approve the compensation paid to Gilead’s executive officers named in the Summary Compensation Table of this Proxy Statement, as that compensation is disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the various compensation tables and the accompanying narrative discussion included in this Proxy Statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of the Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Under our Board’s policy of providing annual advisory votes on executive compensation, the next such vote will occur at the 2025 annual meeting of stockholders.

Our Board unanimously recommends a vote “FOR” Proposal 3.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of the components of our executive compensation program and the 2023 decisions of the Compensation and Talent Committee of our Board (our “Compensation and Talent Committee” or “Committee”) for our 2023 Named Executive Officers (or “NEOs”), who were:

DANIEL P. O’DAY	ANDREW D. DICKINSON	JOHANNA MERCIER	MERDAD V. PARSEY, M.D., PH.D.	DEBORAH H. TELMAN
Chairman and Chief Executive Officer (“Chief Executive Officer”)	Chief Financial Officer	Chief Commercial Officer	Chief Medical Officer	Executive Vice President, Corporate Affairs and General Counsel

2023 Business Highlights

2023 marked a strong year for Gilead with consistent financial results across our base business as we continued to make important advances to our broad clinical pipeline. In virology, we are making tremendous progress on our industry-leading HIV clinical development portfolio with the potential to provide people living with HIV and those who would benefit from pre-exposure prophylaxis (“PrEP”) with more options for their care. We have also made advances with lenacapavir, a potential best-in-class option for long-acting prevention and treatment. We have seen continued growth in oncology, and we achieved a major milestone with the approval of Trodelvy® for adult patients with pretreated HR+/HER2- metastatic breast cancer (mBC). Trodelvy has now been approved for three indications, including two in difficult-to-treat breast cancers. As a result of our efforts, we believe we are on track to deliver at least 10 transformative therapies by 2030. We entered 2024 in a strong position with multiple potential milestones across our HIV and oncology portfolios.

Advancing Innovation and Maintaining Leadership in HIV. In 2023, we had strong commercial execution and continued to make important advances with our leading HIV clinical development portfolio.

Sunlenca® (lenacapavir) is the foundation for Gilead’s future HIV therapies. By the end of 2023, we had 10 ongoing programs with nine candidate partners for lenacapavir in HIV treatment and two Phase 3 studies in HIV prevention. We are targeting the launch of a prevention indication for lenacapavir as early as late 2025. Lenacapavir was approved in 2023 as Sunlenca in several countries as a new, twice-yearly HIV treatment option for a subset of adults living with HIV that is not adequately controlled by their current regimen.

Biktarvy®, a once-a-day pill, remains the number one prescribed regimen for people with HIV initiating treatment, and number one in treatment switches across most major markets, including the U.S. Biktarvy sales were $12 billion in 2023, a 14% year-over-year increase, driven largely by demand. We had an impressive five years of consecutive growth of Biktarvy in the U.S.

Demand for our PrEP medication, Descovy®, continued to increase in 2023, with sales up by 6% year-over-year. Persistent disparities in prevention outcomes persist, however, and only approximately one-third of people who would benefit from PrEP are using an HIV prevention regimen in the U.S., and globally less than 10% of the UNAIDS 2025 goal of 10 million individuals receive PrEP. There is a need to develop more options to provide new choices that may help improve adherence and better fit into the lives of people who would benefit from PrEP, possibly bringing more people into HIV prevention care and services.

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Growing and Strengthening our Oncology Presence. In 2023, we saw strong commercial performance and clinical momentum. Revenues from our oncology programs were nearly $3 billion in 2023, with the growing adoption of Trodelvy, Yescarta® and Tecartus®. Additionally, oncology accounted for 11% of our full-year revenue.

Trodelvy remains the cornerstone of our solid tumor portfolio, and we are just beginning to see the true potential for patients. Trodelvy revenues were $1.1 billion in 2023, a 56% increase over 2022. It has been on the market for three years as the only TROP-2-directed antibody-drug conjugate and was previously approved for the treatment of second-line metastatic triple-negative breast cancer (mTNBC) and received accelerated approval from the FDA for second-line metastatic urothelial cancer (mUC). In 2023, the FDA approved Trodelvy for its third indication, in adult patients with pre-treated HR+/HER2- mBC, based on the Phase 3 TROPiCS-02 study, which demonstrated a statistically significant and clinically meaningful overall survival benefit.

We are the global leader in cell therapy. In 2023, oncology revenues from our cell therapy products increased to $1.9 billion, up 28% year-over-year, primarily driven by continued adoption of both Yescarta and Tecartus, notably outside of the U.S. As of the end of 2023, more than 17,000 patients have been treated with our cell therapies.

2023 marked a year of significant growth in our oncology pipeline, with approximately 60 active or planned trials by the end of the year. Approximately 30% of these studies include Trodelvy. Last year, we had encouraging response rates in first-line advanced or metastatic non-small cell lung cancer (mNSCLC) from the EVOKE-02 study, further supporting our ongoing first-line Phase 3 EVOKE-03 study; we are exploring Trodelvy alone or in combination in a number of other Phase 3 trials. Collaborations are a key aspect to extending our pipeline and building our capability, and we focus on collaborating with some of the most promising companies in the field. In 2023, we expanded on our global collaboration with Arcellx to co-develop and co-commercialize anitocabtagene autoleucel (anito-cel) for the treatment of patients with relapsed or refractory multiple myeloma, which has been granted Fast Track and Orphan Drug designations by the FDA. With Arcus Biosciences, we are accelerating the development of multiple promising assets, including domvanalimab, the first Fc-silent anti-TIGIT antibody in pivotal trials. We also entered into a new research collaboration and license agreement with Epicrispr Biotechnologies (Epic Bio) to leverage licensed technology to modulate certain genes to potentially enhance CAR T-cell functionality. Additionally, a new collaboration with Tentarix Biotherapeutics and the acquisition of XinThera position us for further growth in clinical development for oncology and inflammatory diseases. With institutions, we are committed to becoming a partner of choice for clinical study sites in ways that can improve scientific partnerships in cancer. In 2023, we officially launched the Gilead HOPE (Hematology Oncology Portfolio Engagement) Network in service of this mission.

Achieving Financial Results that Position Us for Long-Term Shareholder Growth. In 2023, we reported total product revenue of $26.9 billion, exceeding our initial guidance of between $26 billion and $26.5 billion. In addition, during 2023, we returned $4.8 billion to our shareholders through dividends and share repurchases, and we repaid $2.25 billion of debt.

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Stockholder Engagement and 2023 Say-on-Pay Vote

At the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), 92% of votes were cast in favor of the compensation of our Named Executive Officers, which is consistent with the level of support in the prior year. Our Compensation and Talent Committee carefully reviews voting results and feedback from our stockholder engagement activities when making executive compensation decisions and remains committed to open and ongoing stockholder engagement. The insights we have gained from our stockholder engagement over the years have been helpful to management and the Board in guiding our corporate policies and practices.

In Fall 2023, we contacted stockholders representing approximately 55% of our outstanding shares to gain valuable insights on the issues that matter most to our stockholders.

Of those that we contacted, we met with stockholders representing approximately 41% of our outstanding shares. Our Lead Independent Director met with stockholders representing approximately 30% of our outstanding shares.

During these meetings, we discussed key environmental, social and governance topics, including board composition and skillsets, human capital management and health equity initiatives. We also asked our stockholders for their perspectives and feedback on our executive compensation program.

Our stockholders expressed general satisfaction and did not raise any material concerns regarding our executive compensation programs. After taking this feedback into account and in consideration of the consistent strong support received on our say-on-pay proposal, our Compensation and Talent Committee determined that no changes to our executive compensation programs were necessary in response to the voting results at our 2023 Annual Meeting.

Stockholders may express their views directly to our Compensation and Talent Committee as described in our “Stockholder Communications with the Board” policy, available on our website at www.gilead.com on the Investors page under “Governance.”

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Compensation Philosophy

At Gilead, our mission is to discover, develop and deliver innovative therapeutics for people with life-threatening diseases. To succeed, we must attract, engage and retain highly talented individuals who are committed to our mission and core values of integrity, inclusion, teamwork, accountability and excellence. Our executive compensation program is built on the following fundamental principles that we believe are imperative to achieving our mission while also balancing the long-term interests of our stockholders:

Pay-for-Performance	Short- and Long-Term Balance	Cost-Effectiveness
Market Competitiveness	Stockholder Alignment

We maintain “best-in-class” governance standards for the oversight of our executive compensation program, as evidenced by the following policies and practices in effect during 2023:

WHAT WE DO	WHAT WE DO NOT DO

 Ongoing outreach and engagement with major stockholders on executive compensation governance

 Rigorous annual incentive performance metrics with financial goals weighted at 50% of the total award opportunity and product, pipeline and people goals weighted at 50%, and with an individual performance modifier applicable to all NEOs other than our Chief Executive Officer

 Clawback policies that cover both cash and equity and require clawback in the event of a financial restatement as well as allow for clawback in the event of significant misconduct, including a failure to supervise a subordinate, that otherwise causes financial, operational or reputational harm

 Cap annual cash incentive and long-term performance share award payouts at reasonable levels

 Set pre-established grant dates for executive officers’ annual equity awards

 Compensation and Talent Committee’s independent consultant performs no other work for Gilead

 Conduct annual assessments to identify and mitigate risk in our compensation programs

 Robust executive stock ownership guidelines

  No repricing of stock options without stockholder approval

  No single trigger change in control severance benefits

  No change in control excise tax gross-ups

  Employees and directors are prohibited from hedging and pledging our stock

  No dividend or dividend equivalent rights payable on unearned or unvested equity awards

  No defined benefit pension or supplemental executive retirement plan (SERP) benefits

  No fixed term employment agreements

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Compensation Overview

Elements of Annual Compensation

Our Compensation and Talent Committee annually reviews our Named Executive Officers’ target total direct compensation, payment criteria, goals and pay outcomes. Based on this review, the Committee believes our executive compensation program is fair and delivers pay that is aligned with execution against our financial and strategic goals and long-term stockholder value.

A summary of our Named Executive Officers’ compensation awarded or earned during 2023 is set forth below:

Compensation Components

Base Salary	Long-Term Incentive (“LTI”) Compensation

Payment Criteria

Fixed annual compensation reviewed annually with any increases generally effective March 1

2023 Compensation Summary

  Our Named Executive Officers received modest base salary increases ranging from 2.9% to 5.0% over 2022, consistent with increases given to salaried employees company-wide

Payment Criteria

  50% delivered in performance shares earned over three years based on relative TSR and annual revenue targets

  There is no payout if performance falls below a minimum threshold

  Relative TSR awards are capped at target if absolute TSR is negative, regardless of relative performance

  25% delivered in stock options that vest over four years beginning one year after grant, with quarterly vesting after year one

  25% delivered in restricted stock units that vest over four years beginning one year after grant, with quarterly vesting after year one

2023 Compensation Summary

  2021 performance shares were earned as follows:

  Relative TSR performance shares were earned at 200.00% of target based on 82.80th percentile TSR against the companies in the S&P Healthcare Sub-Index

  Absolute Revenue performance shares were earned at 178.79% of target

Annual Cash Incentive

Payment Criteria

  Corporate performance assessed on:

  Financial results: 50%

  Pipeline, Product and People results: 50%

  Individual performance modifier applies for all Named Executive Officers other than the CEO

  Maximum payout = 200% of target

2023 Compensation Summary

  Annual incentive earned at 154% of target for our Chief Executive Officer, based on corporate performance against pre-set rigorous metrics

  Annual incentive earned at 136% to 161% of target for other Named Executive Officers, based on corporate and individual performance

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Pay and Performance Alignment

Our industry’s business model is characterized by significant capital investment, long lead times for discovery and development and unpredictable outcomes due to the nature of developing medicines for human use.

Our business involves multi-year development cycles, in which the return on investments in our product pipeline may take up to 12 years or more. Thus, our executive compensation program focuses not only on the successful progression of research programs, clinical trials and the launch of new products, but also on performance across a range of shorter-term metrics that advance our long-term strategy and longer-term value creation for our stockholders. As a result of long development cycles, success in the early phases of development, while critical to achieving our long-term strategy and short-term goals, may not be reflected in our operating performance and share price for several years.

Long-term equity incentives, awarded in the form of performance shares, stock options and restricted stock units, make up the single biggest component of our executives’ annual pay opportunity. As a result, a substantial portion of the target total direct compensation (“TDC”) for each Named Executive Officer is at-risk and tied directly to Gilead’s performance with an appropriate balance between the short- and long-term, as shown below. Target TDC is comprised of annual base salary, target annual incentive, and target annual long-term equity incentives.

CHIEF EXECUTIVE OFFICER	OTHER NAMED EXECUTIVE OFFICERS (AVERAGE)

Our programs are structured so that the target pay opportunity is not representative of actual realized pay unless we perform. For example, our performance share awards are directly impacted by our revenue achievement, relative TSR performance and stock price. When actual revenue and relative TSR performance is below target, the number of shares earned is also below the target number granted. This realizable value is then further impacted if the stock price declines below grant value. In addition, our restricted stock units decrease in value when our stock price declines, and our stock options have no value unless and until the stock price exceeds the grant date exercise price.

Named Executive Officers’ 2023 Annual Compensation

Base Salaries

Our Compensation and Talent Committee reviews and approves our Chief Executive Officer’s base salary, subject to ratification by the independent members of our Board. For 2023, the Compensation and Talent Committee approved, and our Board ratified, a 2.9% increase for Mr. O’Day.

Mr. O’Day presented his recommendations for base salary increases for our other Named Executive Officers to our Compensation and Talent Committee based on his assessment of individual achievements during 2022 and expectations for their roles moving forward, as well as competitive market positioning, with the approved increases aligning with those given to salaried employees company-wide. Named Executive Officer’s 2023 base salary increases were effective as of March 1, 2023.

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The 2023 base salaries for our Named Executive Officers were as follows:

Named Executive Officer	2023 Base Salary (Annualized)	% Base Salary Increase
Mr. O’Day	$1,750,000	2.9%
Mr. Dickinson	$1,058,000	3.0%
Ms. Mercier	$1,120,000	3.0%
Dr. Parsey	$1,114,000	3.0%
Ms. Telman	$945,000	5.0%

Annual Incentive

Our annual incentive plan is designed to reward performance that supports our corporate strategy and drive desired leadership behaviors. The annual incentive plan aligns with our corporate strategy by focusing on short-term financial, pipeline, product and people metrics that serve as building blocks for our future product development and position us to deliver longer term value to stockholders.

As in prior years, our Chief Executive Officer’s annual incentive was tied solely to our corporate performance, with our Chief Executive Officer’s individual performance goals being the same as our corporate performance metrics. Our other Named Executive Officers’ annual incentive was based on the achievement of the same corporate performance metrics that applied to our Chief Executive Officer, as well as individual performance goals, with award amounts determined by the following formula:

Base Salary	x	Target Incentive	x	Corporate Performance Factor 0% – 150%	x	Individual Performance Factor 0% – 150%	=	Actual Incentive Award 0% – 200%

Both the Company Performance Factor and Individual Performance Factor can range from 0% to 150% achievement, with the maximum cash incentive payout capped at 200% of target. If the overall corporate performance factor for the year was less than 50%, no award would have been earned.

Target Annual Incentive Opportunities

Consistent with past years, the Compensation and Talent Committee set the 2023 target annual incentive opportunity at 150% of salary for our CEO and 100% of salary for our other Named Executive Officers. Actual earned amounts could range from 0% to 200% of the target opportunity, based on achievement of the relevant corporate and individual performance objectives.

Corporate Performance Metrics and Achievements for 2023

Our Compensation and Talent Committee established performance metrics, weighted 50% financial and 50% strategic, under the annual incentive plan in February 2023 after careful consideration of key short-term financial, pipeline, product and people goals. Each of our financial goals and many of our strategic goals are quantitative and tied to pre-established targets. The Committee then reviewed our performance against these metrics after the end of the year. Based on our performance, the Committee calculated a corporate performance factor between 0% and 150% achievement for each of the metrics, as shown below.

Net product revenue and non-GAAP operating income goals comprise 50% of the corporate performance factor because they drive our ability to invest in and advance our pipeline which in turn positions us to deliver longer-term value to stockholders. For purposes of the 2023 annual incentive plan, the Committee approved net product revenue and non-GAAP operating income performance goals that excluded Veklury revenue, as it did previously for the 2021 and 2022 annual incentive plans. The 2023 approved net product revenue and non-GAAP operating income targets, excluding Veklury revenue, were above the 2022 actual net product revenue and non-GAAP operating income results. When setting the goals, the Committee also determined to continue the 2022 process it put in place to separately assess Veklury performance when determining incentive plan results by applying a 0.75x to 1.25x modifier to the corporate performance factor which the Committee determined remained appropriate to reflect the potential impact of Veklury performance while maintaining focus on other parts of the business. This was done in light of the highly unpredictable nature of COVID-19 infection rates (and resulting Veklury revenues) and the Committee’s desire to incentivize performance around our core businesses which are vital to our longer-term performance.

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After considering Gilead’s 2023 financial performance within our core businesses, the Committee approved a 1.00x modifier to the corporate performance factor for Veklury, resulting in no change to otherwise earned annual incentive payouts. Based on this assessment and the achievements described below, our Compensation and Talent Committee certified an overall corporate performance factor of 124% of target for our Named Executive Officers.

Financial Metrics

Metric	Weighting	Threshold	Target	Maximum	Performance Factor	Resulting Payout Percentage
Net Product Revenue (1)					125%	38%
Non-GAAP Operating Income (2)					96%	19%
Financial Results 57%

(1)	Net product revenue excludes all revenue received from Veklury sales. Actual net product revenue for 2023 including Veklury sales was $26,934M.

(2)	This financial metric excludes Veklury sales, upfront payments related to collaboration agreements and other adjustments for items that are considered unusual or not representative of underlying trends of Gilead’s business. Actual non-GAAP operating income including Veklury sales, upfront payments related to collaboration agreements and the aforementioned adjustments was $10,484M.

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Strategic: Pipeline, Product and People Metrics
Metric	Overall Weighting	Actual	Performance Factor	Resulting Payout Percentage
Pipeline
Introduce eight (8) new molecular entities into the Development portfolio		Introduced a total of 10 new molecular entities (“NMEs”) into the Development portfolio as of year-end: 6 Internal NMEs 4 External NMEs	150%	15%
Achieve key pipeline milestones		Reinitiated Phase 2 trial for islatravir/lenacapavir (Virology) in Q1, ahead of schedule Achieved first patient first visit for ASCENT-07 (Oncology) in Q2, ahead of schedule Completed STAR-121 (Oncology) enrollment in the safety run-cohort in Q2, ahead of schedule iMMagine-2 goal delayed due to clinical hold	123%	18%
Product
Achieve commercialization milestones Achieve Biktarvy U.S. absolute share growth of 2.6% Achieve Trodelvy U.S. number of mBC vials of 300,000 Achieve Veklury U.S. hospitalized exit share of 53% Achieve Yescarta and Tecartus patient delivery of 6,300		Achieved Biktarvy U.S. absolute share growth of 2.79%, exceeding the target Achieved 321,650 Trodelvy U.S. mBC vials (inclusive of TNBC and HR+), exceeding the maximum target Achieved Veklury U.S. hospitalized exit share of 65%, exceeding the maximum target Achieved Yescarta and Tecartus total patient delivery with 6,481 patients delivered, an increase of 39.6% from 2022	143%	21%
People
Increase employee engagement and advance inclusion & diversity		Conducted a global employee survey which showed a 3% increase in overall employee engagement compared to our prior global employee survey in 2021 Progressed our workforce inclusion and diversity across a variety of initiatives, the impact of which resulted in the all-employee survey showing equal opportunity perceptions improved for diverse employees Advanced supplier inclusion efforts contributing to company spend initiatives	125%	13%
		Pipeline, Product and People Results 67%
		Overall Corporate Performance Factor 124%

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Individual Performance

Other than with respect to our Chief Executive Officer, whose annual incentive opportunity was based entirely on corporate performance, our Compensation and Talent Committee also considered the individual contributions of our Named Executive Officers to the achievement of key research and development, commercial, financial and operational objectives that supported our corporate goals. The Committee focused on both the results against the individual performance objectives and the officer’s demonstration of our Core Values – Accountability, Excellence, Inclusion, Integrity and Teamwork – and our Leadership Commitments, as described in the box to the left.

Individual performance objectives were determined and communicated to executives at the beginning of the year. The individual performance factors could range from 0% to 150% and reflect the extent to which each Named Executive Officer’s personal contributions were determined to benefit our overall corporate performance, to exceed or fall short of the officer’s individual objectives for the year and to model our Core Values and Leadership Commitments.

I AM BOLD in aspiration and AGILE in execution.

I CARE and make time for people.

I LISTEN, speak openly and explain the “why.”

I TRUST others and myself to make sound decisions.

I OWN the impact of my words and actions.

The table below summarizes select achievements for each Named Executive Officer, other than our Chief Executive Officer.

Executive Officer	Select 2023 Achievements
Mr. Dickinson Chief Financial Officer

  Mr. Dickinson has reinforced a culture of financial discipline and long-term efficiencies. In 2023, under his leadership, Gilead generated $8 billion in operating cash flow, returned $4.8 billion to our shareholders through dividends and share repurchases, repaid $2.25 billion of debt and issued $2 billion of debt through a bond offering.

  In 2023, with Mr. Dickinson’s guidance, Gilead’s Corporate Development team executed over 15 transactions to continue building our R&D portfolio, including the acquisition of XinThera, strategic collaborations with Assembly, Compugen, Tentarix, EVOQ, Epic Bio and AbTherx, and key amendments with Arcellx, Arcus and Daiichi Sankyo.

  Through Mr. Dickinson’s leadership, Corporate Operations delivered multiple transformational initiatives, including a Virology Center of Excellence in Foster City, California and new facilities in Parsippany, New Jersey; Oxford, United Kingdom; and Melbourne, Australia, resulting in Gilead being recognized as an industry leader in sustainability.

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Executive Officer	Select 2023 Achievements
Ms. Mercier Chief Commerical Officer

  In 2023, Ms. Mercier was instrumental in promoting access, affordability and sustainability of our Oncology, HIV and HCV medicines through patient access programs, community partnerships and commercial excellence. In 2023, Gilead launched a 4-year public-private partnership supporting the elimination of viral hepatitis in Vietnam and the Philippines with the Partnership for Health Advancement in Vietnam (HAIVN), Brigham and Women’s Hospital, Harvard Medical School and Beth Israel Deaconess Medical Center.

  Ms. Mercier’s focus in 2023 was to strengthen Biktarvy leadership as the standard of care worldwide, which resulted in ~3% market share growth in the U.S. and ~2% in the EU. In addition, Ms. Mercier focused on successfully launching Trodelvy for HR+/HER2- mBC in the U.S. and EU while solidifying Trodelvy’s role as a treatment of choice in second-line mTNBC. Under Ms. Mercier’s leadership, strong execution across the Oncology portfolio has resulted in an annual run-rate that as of the end of 2023 reached nearly $3 billion, inclusive of cell therapy.

  Ms. Mercier led a large-scale initiative to transform the customer experience, which will contribute to higher quality customer interactions through omnichannel engagement, deeper insights and AI-enabled personalization.

Dr. Parsey Chief Medical Officer

  Under Dr. Parsey’s leadership, Gilead’s clinical portfolio continued to expand significantly in Oncology and HIV, which is expected to result in multiple Phase 3 data readouts in 2024 for mNSCLC, mUC, mTNBC, HIV prevention and COVID-19.

  Dr. Parsey was instrumental in moving 10 programs from Gilead Research or external partners into the Development portfolio as well as overseeing maturation in Inflammation. As of the end of 2023, 51 clinical stage programs were underway under Dr. Parsey’s Leadership.

  Dr. Parsey managed the Medical Affairs organization that helped launch Trodelvy and provide medical information across our therapeutic areas to practicing caregivers around the world for all of Gilead’s therapies, including Biktarvy, Trodelvy and Veklury.

Ms. Telman Executive Vice President, Corporate Affairs and General Counsel

  Under Ms. Telman’s leadership, Gilead has implemented strategies to effectively resolve key litigation matters, including securing victories in two disputes concerning Gilead’s HIV medicines. Ms. Telman oversaw Gilead’s litigation strategy that resulted in a complete defense verdict in a $3.6 billion antitrust class action case; she also led efforts to achieve a complete defense verdict in a patent infringement lawsuit against the U.S. government and favorable decisions in the related contract disputes.

  Ms. Telman drove the transformation of the Gilead Legal, Office of Ethics and Compliance and Government Affairs organizations to enable the Company to be more agile and responsive to the evolving regulatory environment. She also oversaw the Legal organization’s Mansfield Certification Plus achievement for progress in increasing inclusivity in leadership.

  Ms. Telman led the development and advancement of Gilead’s ESG strategic priorities to enable Gilead to continue delivering shareholder value in a sustainable manner and advancing health equity. With Ms. Telman’s guidance, Gilead was recognized externally for its ESG achievements in 2023, including being named to the Dow Jones Sustainability World Index.

Annual Incentive Decisions

The Committee approved final annual incentive awards based on our corporate performance and individual performance for our Named Executive Officers other than our Chief Executive Officer. Based on our corporate performance, the Committee recommended, and the independent members of our Board ratified, the incentive award for our Chief Executive Officer. As a result, the following payments were approved for 2023:

Named Executive Officer	Base Salary	Target Incentive Opportunity (as % of Salary)	Target Incentive Opportunity	Corporate Performance Factor	Individual Performance Factor		Total Award Value
Mr. O’Day	$1,750,000	150%	$2,625,000	124%	124%	(1)	$4,036,200
Mr. Dickinson	$1,058,000	100%	$1,058,000	124%	120%		$1,574,304
Ms. Mercier	$1,120,000	100%	$1,120,000	124%	130%		$1,805,440
Dr. Parsey	$1,114,000	100%	$1,114,000	124%	120%		$1,657,632
Ms. Telman	$945,000	100%	$945,000	124%	110%		$1,288,980

(1)	CEO performance is tied 100% to corporate performance. For purposes of calculating the CEO award, the individual performance factor is set equal to the corporate performance factor.

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Long-Term Equity Compensation

Our long-term equity compensation program is designed to link our Named Executive Officers’ pay with the long-term interests of our stockholders, help competitively position target compensation opportunities for our executives and provide meaningful retentive value. Consistent with its practice for a number of years, our Compensation and Talent Committee granted performance shares, stock options and restricted stock units, with performance shares emphasized, as shown below:

2023 Annual Long-Term Equity Decisions

Our Compensation and Talent Committee approved equity awards in the amounts set forth below, which reflect approved grant-date values and not actual delivered or realized compensation. When setting target long-term equity award values, our Compensation and Talent Committee evaluated each Named Executive Officer’s performance during the prior year, his or her expected future contributions and his or her market position compared to the competitive market.

The following table sets forth the value of the equity awards approved by our Compensation and Talent Committee and, for our Chief Executive Officer, ratified by the independent members of our Board.

Total Target Equity Award Value Approved by the Compensation and Talent Committee
Named Executive	2023
Mr. O’Day	$15,000,000
Mr. Dickinson	$5,200,000
Ms. Mercier	$5,200,000
Dr. Parsey	$5,300,000
Ms. Telman	$3,250,000

2023 Performance Share Awards

Consistent with prior years, the performance share awards granted by our Compensation and Talent Committee in 2023 were divided into two equally weighted tranches: one subject to three-year relative TSR performance conditions and one subject to three annual revenue-based performance goals. Our Compensation and Talent Committee continues to use relative TSR and revenue as our performance measures in order to drive the key behaviors that the Committee wants to reinforce and align pay with stockholder returns. Our Compensation and Talent Committee conducts a thorough review of the performance measures and associated payout levels, the rigor of the performance goals and their alignment with performance.

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Relative TSR Portion. The performance-based vesting requirement for the relative TSR performance shares is tied to our TSR for the performance period from March 1, 2023 through December 31, 2025, relative to the companies comprising the S&P Healthcare Sub-Index. The S&P Healthcare Sub-Index was selected for comparison because it enables our Compensation and Talent Committee to assess our performance against an objective peer group of industry relevant competitors. The Committee evaluated relative TSR performance against the same comparator group in prior years.

TSR Percentile vs. Comparator Group	% of Target Paid
81st or above	200%
50th	100%
20th or below	0%

If our absolute TSR is negative, the vesting opportunity is capped at 100% of target, regardless of our relative performance. To receive the earned shares, an executive officer must generally remain employed with us through the date following the end of the performance period when our Compensation and Talent Committee certifies performance achievement.

Absolute Revenue Portion. In the first quarter of 2023, the Compensation and Talent Committee established the 2023 annual net product revenue goal with the payout level ranging from 0% to 200% of the target. One-third of the revenue-based performance shares granted in 2023 is tied to achievement of our 2023 net product revenue goal, one-third is tied to a 2024 net product revenue goal and one-third is tied to a 2025 net product revenue goal. Final revenue achievement for the shares granted in 2023 will be determined at the end of the performance period, based on the cumulative achievement of each annual revenue goal.

Revenue is a key objective used in both our short- and long-term incentive plans due to our historically high margin commercialized products and the strategic importance of investments within research and development. Revenue supports investment in research and development which is necessary for long-term growth. The uncertainty of many external factors that influence our business and industry, such as unanticipated pricing pressures, product-approval timing and volatility in the foreign currency exchange rates, make it difficult to forecast net product revenue beyond a one-year period. As a result, our Compensation and Talent Committee has determined that the current design appropriately measures performance over the long-term, as it provides line of sight for our executive officers while making the final value of awards earned contingent on net product revenue performance over a three-year period as well as our absolute three-year TSR performance.

In February 2023, our Compensation and Talent Committee established the net product revenue performance goal for 2023 of $26.5 billion (at target), which included Veklury revenue. The same 2023 net product revenue performance goal also applies to one-third of the revenue-based performance shares granted in 2022 and 2021. In contrast to the separate revenue assessments established under the annual incentive plan, the Compensation and Talent Committee included revenue from Veklury in setting the performance share program revenue target resulting in a higher revenue target than the 2023 revenue target under our annual incentive plan. The Committee made the decision to differentiate its evaluation of the revenue measures under the annual and long-term incentive programs given the unusual circumstances of the pandemic; the short-term incentive was intended to focus executives on the drivers of core business, with a separate modifier to incentivize and reward Veklury performance, while the long-term incentive is designed to incentivize holistic long-term performance achievement, including the importance of revenue in supporting research and development, as discussed above.

The 2023 net product revenue goal aligned with our forecast for the 2023 fiscal year. While total product revenue excluding Veklury was forecasted to grow year-over-year, the 2023 net product revenue goal represented a slight decrease from the 2022 actuals due to the anticipated decrease in Veklury revenue due to the likely decrease in frequency and severity of COVID-19 surges.

For purposes of determining the achievement level, any product revenue realized during the fiscal year by any entity that we acquired during that year and the effect of any accounting change is excluded. The 2023 performance share awards will not become vested until the final performance results are certified in early 2026. To receive the earned shares, an executive officer must generally remain employed with us through the date when our Compensation and Talent Committee certifies performance achievement.

Annual Revenue Goal(1)
Year of Grant	2021	2022	2023	2024	2025
2021 Performance Share Award
Absolute Revenue Tranche	$24.4B Target	$24.2B Target	$26.5B Target
2022 Performance Share Award
Absolute Revenue Tranche		$24.2B Target	$26.5B Target	TBD
2023 Performance Share Award
Absolute Revenue Tranche			$26.5B Target	TBD	TBD
(1)	Threshold and maximum performance levels for each tranche are disclosed in the table below.

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2023 Stock Options

Our Compensation and Talent Committee believes that stock options provide an appropriate incentive for our executives because they will realize value only if our stock price appreciates from the date of grant, which benefits all stockholders. Stock options granted to our Named Executive Officers have a 10-year contractual term and vest over a four-year service period. One-quarter of these options vest one year from the grant date and the remaining options vest in equal quarterly installments thereafter (assuming the continued service of the executive officer).

2023 Restricted Stock Units

Our Compensation and Talent Committee believes that restricted stock units promote long-term retention and alignment with stockholders. Restricted stock units granted to our Named Executive Officers vest over a four-year service period. One-quarter of these awards vest one year from the grant date and the remaining shares vest in equal quarterly installments thereafter (assuming the continued service of the executive officer).

2021 Performance Share Awards Earned

As with the performance shares granted in 2023, awards approved for our then-serving Named Executive Officers in 2021 were subject to an approximate three-year performance period and continued employment through certification of performance achievement:

The vesting requirement for the first tranche was tied to our relative TSR for the performance period from March 1, 2021 through December 31, 2023, compared to the TSR of the companies comprising the S&P Healthcare Sub-Index over such period; and

The vesting requirement for the second tranche was based on net product revenue goals established for each of 2021, 2022 and 2023 (one-third each year).

In January 2024, our Compensation and Talent Committee certified final performance achievements for the 2021 performance share awards. Our three-year relative TSR was at the 82.80th percentile, resulting in a payout of 200.00% of target for the TSR-based awards. Our net product revenue exceeded the target revenue goal in 2020, 2021 and 2022, resulting in a payout of 178.79% of target for the revenue-based awards.

Performance Share Awards	Weighting	Threshold	Target	Maximum	Percentage Earned
Relative TSR Tranche					200.00%
Net Product Revenue Tranche: 2021 Net Product Revenue					200.00%
2022 Net Product Revenue(1)					200.00%
2023 Net Product Revenue(1)					136.36%
(1)	Also included as a sub-tranche of the 2022 and 2023 performance share awards.

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2021 Performance Share Awards

Named Executive Officer	Target Number of TSR Shares	Earned TSR Shares	Target Number of Revenue Shares	Earned Revenue Shares
Mr. O’Day	42,730	85,460	52,810	94,417
Mr. Dickinson	13,290	26,580	16,430	29,375
Ms. Mercier	12,820	25,640	15,845	28,329
Dr. Parsey	13,450	26,900	16,625	29,724

Other Executive Compensation Policies and Practices

Role of Chief Executive Officer

Our Chief Executive Officer makes recommendations to our Compensation and Talent Committee with respect to the compensation for our Named Executive Officers other than himself. In formulating his recommendations, our Chief Executive Officer reviews internal base salary data and external compensation data provided by our Human Resources Department. The Human Resources Department has engaged Compensia Inc. (“Compensia”), a national compensation consulting firm, to provide comparable market data, including tally sheets, financial performance reports, market compensation reviews and other analyses to aid our Chief Executive Officer in developing his recommendations. During 2023, Compensia served solely as a consultant to management in the compensation decision-making process. When setting 2023 compensation levels, our Compensation and Talent Committee placed considerable weight on our Chief Executive Officer’s compensation recommendations because of his direct knowledge of each Named Executive Officer’s performance and contributions.

Role of Compensation Consultant

Our Compensation and Talent Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”), a national compensation consulting firm, as its independent compensation consultant. FW Cook reports directly to our Compensation and Talent Committee, which has the direct authority to appoint, compensate, oversee the work of and dismiss its compensation consultant. FW Cook attends meetings of our Compensation and Talent Committee, as requested. FW Cook provides various executive compensation services to our Compensation and Talent Committee, including advising our Compensation and Talent Committee on the principal aspects of our Chief Executive Officer’s compensation and evolving industry practices, and providing market information and analyses regarding the competitiveness of our program design for both our executive officers and the non-employee members of our Board. During 2023, FW Cook served solely as a consultant to our Compensation and Talent Committee and did not provide any other services to Gilead.

Our Compensation and Talent Committee has determined that FW Cook is independent, and the work of FW Cook on behalf of our Compensation and Talent Committee did not raise any conflict of interest based on the six factors for assessing independence and identifying potential conflicts of interest as set forth in Exchange Act Rule 10C-1(b)(4), the listing standards of Nasdaq and such other factors as were deemed relevant under the circumstances.

Use of Market Data

Individual compensation levels and opportunities for our Named Executive Officers are compared to a peer group of biopharmaceutical and pharmaceutical companies headquartered in the U.S. that are most similar to us in terms of business strategy, labor market competition, market capitalization, revenue and number of employees. Our compensation peer group for 2023, which was identified based on these objective selection criteria and remained unchanged from the peer group for 2022, comprised these 10 companies:

Compensation Peer Group
AbbVie Inc.	Bristol Myers Squibb Company	Merck & Co., Inc.	Vertex Pharmaceuticals Incorporated
Amgen Inc.	Eli Lilly and Company	Pfizer Inc.
Biogen Inc.	Johnson & Johnson	Regeneron Pharmaceuticals, Inc.

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The following chart represents our position relative to our peer group on two key selection criteria at the time the 2023 compensation peer group was approved in July 2022 (based on publicly available information as of June 2022).

	Revenue(1)	Market Capitalization(2)
	in $ Millions	in $ Millions
Peer Group Median	$ 38,141	$194,568
Gilead Sciences, Inc.	$ 27,472	$78,532

(1)	Revenues represent amounts reported during the four most recent quarters (from April 1, 2021 to March 31, 2022).
(2)	Market capitalization represents a 30-day average capitalization as of June 1, 2022.

Our compensation peer group includes industry competitors we believe are most like us in terms of business complexity and product life cycle. We also include companies that fall within specified revenue and market capitalization ranges. These ranges are broad enough to ensure we can maintain a sufficient number of peer companies. This is especially important as our industry experiences a number of mergers and acquisitions each year, thereby reducing the number of relevant peer company choices. Our Compensation and Talent Committee reviews the companies in our compensation peer group annually and makes adjustments as necessary so that the comparator companies properly reflect the market in which we compete for executive talent. We also review the executive pay practices of similarly situated companies as reported in industry surveys and reports. In practice, our Compensation and Talent Committee has not targeted a specific percentile relative to our compensation peer group for individual components of our total compensation. Instead, we take a holistic perspective in establishing total compensation for our executive officers, considering internal pay equity that recognizes officers’ relative experience, responsibilities and individual capabilities in addition to external market compensation practices.

Use of Tally Sheets

Our Compensation and Talent Committee annually reviews tally sheets in its evaluation of the total compensation provided to each Named Executive Officer. These tally sheets estimate dollar amounts for each compensation component, including current cash compensation (base salary and annual incentive), outstanding vested and unvested equity awards, employee benefits, perquisites and other personal benefits and potential severance payments and benefits.

Nonqualified Deferred Compensation

Eligible employees (including our executive officers) can enroll in our Deferred Compensation Plan and defer a portion of their base salaries and part or all their annual incentives and commissions. Gilead generally does not provide any matching contributions to the Deferred Compensation Plan; however, to compensate for pension benefits Mr. O’Day forfeited with his previous employer when he joined Gilead, we agreed as part of the negotiations over his offer letter to credit a $750,000 employer contribution to Mr. O’Day’s individual deferred compensation account for each of the first five years of his service, including in 2023. The last such contribution was credited to his account in March 2024. Each participant may direct the investment of his or her deferred compensation account balance into investment choices that mirror substantially all the investment funds available under our 401(k) savings plan. None of these investment alternatives result in “above-market” interest for disclosure purposes. For further information on the deferred compensation arrangements of our Named Executive Officers, see the 2023 Nonqualified Deferred Compensation table on page 75.

Benefits and Perquisites

We provide medical and other benefits to our executive officers that are generally available to other full-time employees, including participation in our employee stock purchase plan, a group term life insurance plan and a section 401(k) savings plan. Under the 401(k) plan, we make matching contributions on behalf of each participant equal to 100% of his or her contributions to the plan, up to an annual maximum matching contribution of $15,000. All our 2023 Named Executive Officers participated in the 401(k) plan during 2023 and received matching contributions.

We do not provide defined benefit retirement plans, post-retirement health coverage or any other supplemental retiree benefits for our executive officers.

After considering the recommendation of an independent, third-party security study and in response to specific threats and incidents, our Board of Directors requires the use of company-provided personal security, aircraft and a car and driver for most of our CEO’s travel, including personal travel. The incremental costs incurred by the company for these items has been determined to be necessary to promote our CEO’s personal safety and security. The use of the company-provided aircraft and company car and driver also enhance his efficiency and help maximize the time he can devote to company business. Our CEO is responsible to pay the income taxes due on the value of these benefits and perquisites.

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Our other Named Executive Officers are permitted limited use of the company-provided aircraft and a company car and driver for personal travel, primarily commuting, which allow for enhanced security, efficiency and availability, contributing to the amount of time they can spend on company business. Our other Named Executive Offers are responsible to pay the income taxes due on the value of these benefits and perquisites.

For further information on the perquisites and other personal benefits provided to our Named Executive Officers during 2023, see the Summary Compensation Table on page 68.

Stock Ownership Guidelines

We have stock ownership guidelines that require each of our Named Executive Officers to hold a meaningful amount of our common stock, further promoting a long-term perspective, aligning the interests of our Named Executive Officers and stockholders and helping to mitigate potential compensation-related risk. Our stock ownership guidelines require each Named Executive Officer to maintain a stock ownership level equal to a specified multiple of his or her annual base salary, as set forth in the table below.

STOCK OWNERSHIP GUIDELINES (AS MULTIPLE OF BASE SALARY)

Individuals newly hired or appointed are allowed a specified number of years to comply with their ownership guidelines. Named Executive Officers who are not in compliance with their guidelines following the specified number of years, are required to hold all shares until the guidelines are met. Shares owned outright, including those acquired from company equity awards, unvested restricted stock units and unvested but earned performance share units count toward meeting the guidelines; however, stock options and unvested and unearned performance shares do not count toward meeting the guidelines. As of December 31, 2023, all our Named Executive Officers were in compliance.

Clawback Policies

We maintain two clawback policies. Under our Compensation Recovery Policy, our Compensation and Talent Committee is required to recoup excess incentive-based compensation received by our executive officers in the event of a covered financial restatement. This policy is designed to comply with Nasdaq Listing Standard 5608 and applies to compensation received (which refers to when a financial measure is attained) on or after October 2, 2023. The fault or misconduct of the executive officer is irrelevant in the application of this policy. Rather, in the event of a financial restatement, Gilead will recover, on a reasonably prompt basis, the amount of any incentive-based compensation received by any executive officer during a preceding three fiscal year period that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.

Under a second clawback policy, which has been in place for a number of years, the Compensation and Talent Committee has authority to recoup any cash incentive payments, performance-based equity compensation and certain proceeds realized from other equity-based compensation (including time-based awards) from an executive officer whose misconduct contributed to Gilead’s obligation to file a financial restatement. The Committee also has authority to recoup all or any portion of the amounts or shares of stock (including proceeds realized on a sale of such shares) attributable to cash or equity-based incentive compensation from any executive officer whose significant misconduct results in a violation of significant company policy, law or regulation that caused material financial, operational or reputational harm to Gilead, including the failure to appropriately supervise a subordinate employee who engaged in misconduct. This policy requires Gilead to publicly disclose actions taken to recoup compensation from an executive so long as the underlying facts have been previously disclosed, subject to certain legal and privacy rights considerations.

In addition, as discussed below, forfeiture provisions in our equity award agreements apply in the event of a termination for cause.

Hedging and Pledging Prohibitions

We maintain an insider trading policy which, among other provisions, prohibits our directors and all employees, including our Named Executive Officers, from engaging in transactions that hedge Gilead securities, including put or call options and through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, the policy prohibits our directors and all employees from pledging Gilead securities.

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Severance Benefits

We maintain the Gilead Sciences, Inc. Severance Plan (the “Severance Plan”) that offers severance payments and benefits to all our employees, including our executive officers, upon certain involuntary terminations of employment. The intent of our Severance Plan is to:

Enable us to provide a standard set of payments and benefits to new and current executive officers and employees.

Align the interests of our executive officers with those of our stockholders by enabling our executive officers to consider corporate transactions that are in the best interests of our stockholders and other stakeholders without undue concern over whether a transaction may jeopardize their employment.

Assure our executive officers of fair treatment in connection with a change in control of Gilead by providing for payments and benefits under the Severance Plan subject to a “double trigger,” which means that an executive officer will be eligible to receive payments and benefits under the Severance Plan in connection with a change in control of Gilead only if he or she incurs a qualifying termination of employment.

In addition, the Severance Plan does not provide “gross-up” payments on any excise tax imposed on any change in control benefits.

Compensation-Related Risk

Our Compensation and Talent Committee and its independent consultant, with input from our Human Resources Department, annually reviews the compensation program to determine whether it encourages excessive risk-taking that would create a material risk to the company’s economic viability. As part of this review, our Compensation and Talent Committee specifically considers (i) the balance of the program, including the appropriate mix of short- and long-term goals and incentives; (ii) whether the appropriate controls and governance policies are in place to manage risk; and (iii) whether broad-based employee incentive plans (including sales plans) have appropriate leverage and do not promote undue risk taking.

Based on this annual review, our Compensation and Talent Committee concluded it was not reasonably likely that any of our compensation policies and practices in place during 2023, whether individually or in aggregate, would have a material adverse effect upon Gilead. As discussed in prior years, our Compensation and Talent Committee considered the following factors:

Our overall compensation structure is applied uniformly throughout the organization, with the only major exception relating to the form in which equity compensation is awarded.

For our broad-based employee population with a title of Senior Director or higher, a significant component of compensation is in the form of equity awards tied to the value of our common stock.

The vesting of performance share awards is tied to our relative TSR and revenue achievement over prescribed performance periods.

Our overall compensation structure is not excessively oriented toward short-term incentives.

The performance goals for our 2023 annual incentive program were based on both financial and non-financial corporate measures as well as individual performance (except with respect to our Chief Executive Officer, whose performance is evaluated solely on corporate measures).

Our stock ownership guidelines require our executive officers to maintain a substantial ownership interest in Gilead.

Our clawback policies permit us to recoup cash incentives and equity awards paid to our executive officers if financial results have to be subsequently restated, including the full amount of such awards if the restatement is a result of their misconduct or our executive officers otherwise engage in significant misconduct resulting in a violation of significant company policy, law or regulation that caused material financial, operational or reputational harm to Gilead, including the failure to appropriately supervise a subordinate employee who engaged in misconduct.

Hedging transactions in our common stock, such as put and call options or pre-paid forward sale contracts by executive officers, employees and directors, as well as pledging of our securities, are not allowed under our insider trading policy.

For the foregoing reasons, our Compensation and Talent Committee has concluded that it was not reasonably likely that our overall employee compensation structure, when analyzed either in terms of its company-wide application or its specific application to our various major business units, would have a material adverse effect upon Gilead.

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Compensation and Talent Committee Report(1)

Our Compensation and Talent Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained within this Proxy Statement with management and, based on such review and discussions, our Compensation and Talent Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Talent Committee

Kevin E. Lofton, Chair
Jacqueline K. Barton
Kelly A. Kramer
Harish Manwani
Anthony Welters

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Severance and Change in Control Arrangements with Named Executive Officers

Although the employment of the Named Executive Officers is “at will,” they are eligible to receive certain severance payments and benefits upon their termination of employment under certain defined circumstances. There are four general categories of termination:

Voluntary Termination/For Cause Termination: includes a voluntary termination of employment by the Named Executive Officer (other than in connection with a resignation for Good Reason) prior to reaching applicable retirement age and a termination of the Named Executive Officer’s employment by us for Cause.

Retirement: includes a termination of employment by the Named Executive Officer after reaching the applicable retirement age, other than a termination of the Named Executive Officer’s employment by us for Cause.

Involuntary Termination Without Cause/Good Reason Resignation: includes a termination of the Named Executive Officer’s employment by us for reasons not constituting Cause, including a resignation as a result of a change in the executive’s work location by more than a specified distance.

Change in Control Termination: includes a termination of the Named Executive Officer’s employment by us without Cause, or the resignation of the Named Executive Officer for Good Reason, within the applicable change in control protection period following a change in control of Gilead (i.e., “double trigger”).

For purposes of determining a Named Executive Officer’s eligibility for the various severance payments and benefits available under the Severance Plan, individual offer letters, and our equity plan, the following definitions are relevant:

A “change in control of Gilead” will be deemed to occur upon:

a merger, consolidation or other reorganization approved by our stockholders, unless our stockholders continue to own more than 50% of the total combined voting power of the voting securities of the successor corporation;

a sale of all or substantially all our assets; or

the acquisition by any person or related group of persons of more than 50% of the total combined voting power of our outstanding securities, or a change in the majority of the members of our Board over a 12-month or shorter period by reason of one or more contested elections for Board membership.

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Under the Severance Plan and our equity plan, a resignation for Good Reason is defined as “Constructive Termination” and generally will be deemed to occur should a Named Executive Officer resign from his or her employment with us for any of the following reasons during the applicable change in control protection period:

an adverse change in his or her title, position or responsibilities (including reporting responsibilities) or the assignment to him or her of any duties or responsibilities which are inconsistent with his or her title, position or responsibilities;

a reduction in his or her annual base compensation;

his or her permanent relocation to any place outside a 50-mile radius of the location serving as his or her existing principal work site;

the failure by the new company to continue in effect any material compensation or employee benefit plan in which he or she was participating or to provide him or her with an aggregate level of compensation and benefits comparable to that in effect for him or her prior to the change; or

any material breach by the new company of any provision of any agreement we have with the Named Executive Officer.

In addition, a resignation following a required relocation, without consent, to a new work location that is more than 50 miles from the executive’s previous work location is also a Good Reason trigger under our Severance Plan outside the context of a change in control.

Mr. O’Day and Ms. Telman also have definitions of “Good Reason” under their individual offer letters with us, which generally allow for a “Good Reason” resignation, after a notice and cure period, and in the case of Ms. Telman, if resignation occurs on or before July 25, 2024, upon:

an adverse change in employment status, title, position or responsibilities (including reporting responsibilities);

a reduction in annual base compensation

a required relocation to any place outside a specified radius of the greater Foster City, California area; or

for Mr. O’Day, a material breach by the company or any subsidiary of the terms of his offer letter or of any written equity award agreement between him and the company.

A Named Executive Officer’s employment will be deemed to have been terminated “for Cause” if such termination occurs by reason of:

any act or omission in bad faith and to our detriment;

dishonesty, intentional misconduct, material violation of any company policy or material breach of any agreement with us;

commission of any crime involving dishonesty, breach of trust or physical or emotional harm to any person; or

poor performance, nonperformance or neglect of duties owed to us or insubordination.

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The following table summarizes the payments and benefits that each currently employed Named Executive Officer is eligible to receive on various termination of employment scenarios.

Type of Termination
Voluntary or “For Cause” Termination	► No severance payments. ► Accrued base salary and vacation pay. ► Vested but unpaid benefits.
Retirement(1)

► To the extent retirement occurs at least 12 months after grant date, continued vesting of and five-year post-retirement exercise period (subject to existing expiration date) for stock options granted in or after 2019. Three-year post-retirement exercise period for vested stock options granted in or prior to 2018.

► Continued vesting of 100% of performance shares for which performance goals are attained, provided retirement occurs at least 12 months after grant date.

► Continued vesting of 100% of restricted stock units granted in or after 2019 in accordance with the standard vesting schedule, provided retirement occurs at least 12 months after grant date.

Death or Disability

► Accelerated vesting of equity awards (based on actual performance for completed performance periods and target performance for open performance periods for performance shares).

► For Mr. O’Day, crediting of any unpaid deferred compensation plan company contributions to his plan account. The last such contribution was made to his plan account in March 2024.

Involuntary Termination without “Cause” or for “Good Reason”

► Cash severance equal to 1.5 times (2.0 times for Mr. O’Day) base salary + 1.0 times (2.0 times for Mr. O’Day) average cash incentive for prior three fiscal years (or such fewer number of complete fiscal years of employment).

► Pro-rata annual cash incentive for year of termination based on actual results attained.

► Lump-sum payment to cover the estimated cost of COBRA premiums for 18 months (or 24 months for Mr. O’Day).

► Outplacement services for 6 months (12 months for Mr. O’Day).

► For Mr. O’Day, crediting of any unpaid deferred compensation plan company contributions to his plan account. The last such contribution was made to his plan account in March 2024.

► For Ms. Telman, if termination occurs on or before July 25, 2024, accelerated vesting of make whole and new hire equity awards.

Change in Control Termination (Involuntary Termination without “Cause” or Resignation for “Good Reason” within Change in Control Protection Period(2))

► Cash severance equal to 2.5 times (3.0 times for Mr. O’Day) base salary + 2.5 times (3.0 times for Mr. O’Day) average incentive for prior three fiscal years (or such fewer number of complete fiscal years of employment).

► Pro-rata annual incentive for year of termination based on average incentive paid over the prior three years (or such fewer number of complete fiscal years of employment).

► Lump-sum payment to cover the estimated cost of COBRA premiums for 30 months (36 months for Mr. O’Day).

► Outplacement services for 6 months (12 months for Mr. O’Day).

► For Mr. O’Day, crediting of any unpaid deferred compensation plan company contributions to his plan account. The last such contribution was made to his plan account in March 2024.

► 100% acceleration of stock option and restricted stock unit awards.

► Acceleration of unvested performance shares as follows:

► Accelerates at target if change in control occurs within first 12 months of performance period.

► If the change in control occurs following that 12-month period, then accelerates at greater of (i) target or (ii) actual performance through the end of the fiscal quarter prior to the change in control date.

(1)	For equity awards granted in 2018 and prior years, retirement is defined as the termination of a Named Executive Officer’s employment with a combined age and years of service of not less than 70 years. For awards granted in and after 2019, retirement is defined as termination of employment after the Named Executive Officer (i) attains age 55 and has completed at least ten (10) years of continuous service or (ii) attains age 65. As of December 31, 2023, no Named Executive Officers were retirement eligible.
(2)	The change in control protection period would begin six months prior to the consummation of a change in control transaction and continue for a specified period following the effective date of the change in control transaction (24 months for Mr. O’Day and 18 months for the other Named Executive Officers).

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A Named Executive Officer must deliver a general release of claims against Gilead as a condition of his or her receipt of payments and benefits under his or her offer letter or the Severance Plan. The cash severance component of those arrangements will be paid in a series of equal periodic installments in accordance with our normal payroll practices over a period of years corresponding to the applicable multiple of base salary indicated above for the Named Executive Officer. However, a portion of those installments may be subject to a six-month holdback to the extent required under applicable tax laws.

The estimated severance payments and benefits for which a Named Executive Officer would have become eligible if his or her employment terminated under these various scenarios are set forth in the table on page 76. The estimated amounts assume:

►	that the covered termination of employment occurred on December 31, 2023; and
►	the value of any equity vesting is based on the closing market price of our common stock on December 31, 2023.

The table on page 76 does not include accrued wages, vacation accrual, vested deferred compensation or the intrinsic value (as of December 31, 2023) of any outstanding stock options or other stock awards held by the Named Executive Officer that were vested on that date. Due to the number of different factors that affect the nature and amount of any benefits provided in connection with these events, actual amounts payable to any of the Named Executive Officers should a separation from service or change in control occur during the year will likely differ, perhaps significantly, from the amounts reported below. Factors that could affect such amounts include the timing during the year of the event, our stock price, target amounts payable under annual and long-term incentive arrangements that are in place at the time of the event, and the executive’s age and prevailing tax rates.

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CEO Pay Ratio

We present below the ratio of annual total compensation of our median compensated employee to the annual total compensation of Mr. O’Day.

The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

For 2023, we identified our median compensated employee from the 18,157 full-time and part-time workers who were included as employees on our payroll records as of October 1, 2023 based on year-to-date base salary, incentive compensation, commissions and vested equity values, with conforming adjustments for employees who were hired during that period but did not work the full nine months.

The 2023 total compensation for Mr. O’Day was $22,607,690. The 2023 annual total compensation as determined under Item 402 of Regulation S-K for our median compensated employee was $205,866. The ratio of Mr. O’Day’s total compensation to our median compensated employee’s total annual compensation for fiscal year 2023 is 110 to 1.

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Summary Compensation Table

The following table shows, for the fiscal years 2023, 2022 and 2021, compensation awarded to, paid to, or earned by, our Named Executive Officers (“NEOs”). Ms. Telman commenced employment with us in 2022 and therefore was not an NEO prior to 2022.

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)		Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(1)(5)	Total
Daniel P. O’Day Chairman and Chief Executive Officer	2023	$1,740,962	$—	$11,865,090	(4)	$3,749,966	$4,036,200	$1,215,472	$22,607,690
	2022	$1,691,154	$—	$10,603,901		$3,750,014	$4,716,480	$859,704	$21,621,253
	2021	$1,650,000	$—	$9,764,060		$3,375,004	$3,446,190	$994,212	$19,229,466
Andrew D. Dickinson Chief Financial Officer	2023	$1,052,396	$—	$4,143,271	(4)	$1,299,966	$1,574,304	$37,886	$8,107,823
	2022	$1,018,419	$—	$3,992,603		$1,474,983	$1,885,572	$31,121	$8,402,698
	2021	$973,567	$—	$2,862,493		$1,049,984	$1,558,751	$15,000	$6,459,795
Johanna Mercier Chief Commercial Officer	2023	$1,114,035	$—	$4,190,733	(4)	$1,299,966	$1,805,440	$176,580	$8,586,754
	2022	$1,081,471	$—	$4,301,757		$1,612,496	$1,995,732	$244,997	$9,236,453
	2021	$1,050,428	$—	$2,620,663		$1,012,485	$1,557,231	$311,790	$6,552,597
Merdad V. Parsey, M.D., Ph.D. Chief Medical Officer	2023	$1,108,215	$—	$4,269,768	(4)	$1,324,984	$1,657,632	$26,248	$8,386,847
	2022	$1,072,800	$—	$4,350,004		$1,612,496	$1,986,552	$15,362	$9,037,214
	2021	$1,024,808	$—	$2,773,579		$1,062,502	$1,640,790	$15,000	$6,516,679
Deborah H. Telman Executive Vice President, Corporate Affairs and General Counsel	2023	$936,865	$—	$1,895,703	(4)	$812,512	$1,288,980	$337,168	$5,271,228
	2022	$380,769	$1,200,000	$1,999,890		$499,979	$536,548	$205,763	$4,822,949

(1)	Includes amounts earned but deferred at the election of the NEO pursuant to our 401(k) savings plan and our non-qualified deferred compensation plan.
(2)	Represents the aggregate grant-date fair value of the equity-based awards, including restricted stock units (“RSUs”), performance shares and stock options granted to the NEOs for the applicable year under our 2022 Equity Incentive Plan (the “2022 Plan”), or our 2004 Equity Incentive Plan (the “2004 Plan,” collectively the “Equity Incentive Plans”), as applicable, calculated in accordance with FASB ASC Topic 718 (“Topic 718”), and does not take into account estimated forfeitures. Assumptions used in the calculation of such grant-date fair values are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K for such fiscal year. Also, see the 2023 Grants of Plan-Based Awards table on page 70 for additional information.
(3)	For 2023, represents amounts paid in March 2024 based on our Compensation and Talent Committee’s review and certification of corporate performance for Mr. O’Day and certification of corporate performance and individual achievements for all other NEOs in 2023 pursuant to our annual incentive plan.
(4)	Includes the aggregate grant-date fair value of the performance shares determined in accordance with Topic 718. Performance objectives have been set for only certain tranches of the awards granted in each year and the associated grant-date fair values of those tranches have been incorporated in the table above. Tranches for which performance objectives have not been set do not have a reportable grant-date fair value under Topic 718 and therefore, are not included in the table above. Accordingly, amounts reported for 2023 reflect the grant-date fair value of awards granted in 2023 that are subject to a three-year Relative TSR performance condition and the portions of the 2021, 2022 and 2023 awards that are subject to the 2023 revenue goal. The aggregate grant-date fair values of the awards reported for 2023 (the Relative TSR tranche of the 2023 performance shares and the 2023 revenue subtranches of the 2021, 2022 and 2023 performance shares, as applicable), assuming maximum attainment of the applicable performance goals in effect for those tranches and subtranches, are as follows: $16,230,150 for Mr. O’Day, $5,686,893 for Mr. Dickinson, $5,781,816 for Ms. Mercier, $5,889,801 for Dr. Parsey, and $2,166,426 for Ms. Telman. As described in the Compensation Discussion and Analysis, the revenue subtranches of the 2022 and 2023 performance shares for which performance objectives have not yet been set do not at present have a reportable grant-date fair value under Topic 718. The grant-date fair values assume maximum goal attainment only as to those tranches or subtranches that at present have a reportable grant-date fair value. Assumptions used in the calculation of such grant-date fair values are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K for such fiscal year.
See footnotes 4, 5, 6, and 7 to the 2023 Grants of Plan-Based Awards table on page 70 for a detailed description of the terms of the 2023 performance shares.
(5)	Includes the 2023 value of perquisites and other personal benefits, Company contributions to our Section 401(k) plan, and term life insurance premiums.

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Name	Perquisite and Other Personal Benefits ($)	Contributions to Section 401(k) plan ($)	Insurance Premiums ($)	Total ($)
Daniel P. O’Day	$1,192,990	$15,000	$7,482	$1,215,472
Andrew D. Dickinson	$18,884	$15,000	$4,002	$37,886
Johanna Mercier	$157,578	$15,000	$4,002	$176,580
Merdad V. Parsey, M.D., Ph.D.	$380	$15,000	$10,868	$26,248
Deborah H. Telman	$314,686	$15,000	$7,482	$337,168

Mr. O’Day: $1,192,990, which includes (i) $750,000 of Company contributions to Mr. O’Day’s deferred compensation plan account, generally subject to his continued employment, Mr. O’Day’s deferred compensation plan account will be credited with the final payment of $750,000 on March 1, 2024, for an aggregate contribution of $3,750,000. These contributions were provided to compensate him for the forfeiture of his pension benefits with his former employer; (ii) $233,596 of aggregate incremental cost incurred by us for the personal use of our corporate aircraft; (ii) $166,859 of aggregate incremental cost incurred by us for security services provided to Mr. O’Day; (iii) $28,283 of aggregate incremental cost incurred by us for the personal use of our corporate automobiles; and (iv) $7,000 of costs incurred by us under the Executive Digital Protection program.

After considering the recommendation of an independent, third-party security study and in response to specific threats and incidents, our Board of Directors requires the use of company-provided personal security, aircraft and a car and driver for most of our CEO’s travel, including personal travel. The incremental costs incurred by the company for these items has been determined to be necessary to promote our CEO’s personal safety and security.

Mr. Dickinson: $18,884, which includes (i) $15,000 of aggregate incremental cost incurred by us for the personal use of our corporate automobiles and (ii) $2,984 of aggregate incremental cost incurred by us for the personal use of our corporate aircraft.

Ms. Mercier: $157,578, which includes (i) $15,000 of aggregate incremental cost incurred by us for the personal use of our corporate automobiles; (ii) $6,535 of aggregate incremental cost incurred by us for the personal use of our corporate aircraft; and (iii) $136,044 of relocation subsidy reimbursement to Ms. Mercier, which includes tax reimbursements of $5,668. The relocation support given to Ms. Mercier is consistent with Gilead’s standard practice for all employees eligible under Gilead’s mobility program.

Ms. Telman: $314,686, which includes (i) $15,000 of aggregate incremental cost incurred by us for the personal use of our corporate automobiles; (ii) $43,126 of aggregate incremental cost incurred by us for the personal use of our corporate aircraft; and (iii) $255,661 of relocation subsidy reimbursement to Ms. Telman, which includes tax reimbursements of $130,992. The relocation support given to Ms. Telman is consistent with Gilead’s standard practice for all employees eligible under Gilead’s mobility program.

Our other Named Executive Officers are permitted limited use of the company-provided aircraft and a company car and driver for personal travel, primarily commuting, which allow for enhanced security, efficiency and availability, contributing to the amount of time they can spend on company business.

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2023 Grants of Plan-Based Awards

The following table sets forth certain additional information regarding grants of plan-based awards to our NEOs for the 2023 fiscal year:

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				All Other Stock Awards: Number		All Other Option Awards: Number of		Exercise or Base	Grant-Date Fair Value
Name	Award Type	Grant Date	Approval Date	Threshold	Target	Maximum	Threshold	Target		Maximum	of Shares of Stock or Units(2)		Securities Underlying Options		Price of Option Award	of Stock and Option Award(3)
Daniel P. O’Day	2021 performance shares	3/10/2023	1/24/2023	—	—	—	3,521	17,603	(4)(5)	35,206	—		—		—	$1,399,439
	2022 performance shares	3/10/2023	1/24/2023	—	—	—	4,316	21,582	(4)(6)	43,164	—		—		—	$1,715,769
	2023 performance shares	3/10/2023	1/24/2023	—	—	—	3,155	58,514	(4)(7)	117,028	—		—		—	$4,999,868
	2023 option awards	3/10/2023	1/24/2023	—	—	—	—	—		—	—		215,095	(8)	79.5	$3,749,966
	2023 restricted stock unit awards	3/10/2023	1/24/2023	—	—	—	—	—		—	47,170	(9)	—		—	$3,750,015
	Corporate bonus	N/A	NA	—	$2,625,000	$5,250,000	—	—		—	—		—		—	—
Andrew D. Dickinson	2021 performance shares	3/10/2023	1/24/2023	—	—	—	1,095	5,476	(4)(5)	10,952	—		—		—	$435,342
	2022 performance shares	3/10/2023	1/24/2023	—	—	—	1,698	8,488	(4)(6)	16,976	—		—		—	$674,796
	2023 performance shares	3/10/2023	1/24/2023	—	—	—	1,094	20,285	(4)(7)	40,570	—		—		—	$1,733,308
	2023 option awards	3/10/2023	1/24/2023	—	—	—	—	—		—	—		74,565	(8)	79.5	$1,299,966
	2023 restricted stock unit awards	3/10/2023	1/24/2023	—	—	—	—	—		—	16,350	(9)	—		—	$1,299,825
	Corporate bonus	N/A	NA	—	$1,058,000	$2,116,000	—	—		—	—		—		—	—
Johanna Mercier	2021 performance shares	3/10/2023	1/24/2023	—	—	—	1,056	5,281	(4)(5)	10,562	—		—		—	$419,840
	2022 performance shares	3/10/2023	1/24/2023	—	—	—	1,856	9,280	(4)(6)	18,560	—		—		—	$737,760
	2023 performance shares	3/10/2023	1/24/2023	—	—	—	1,094	20,285	(4)(7)	40,570	—		—		—	$1,733,308
	2023 option awards	3/10/2023	1/24/2023	—	—	—	—	—		—	—		74,565	(8)	79.5	$1,299,966
	2023 restricted stock unit awards	3/10/2023	1/24/2023	—	—	—	—	—		—	16,350	(9)	—		—	1,299,825
	Corporate bonus	N/A	NA	—	$1,120,000	$2,240,000	—	—		—	—		—		—	—
Merdad V. Parsey, M.D., Ph.D.	2021 performance shares	3/10/2023	1/24/2023	—	—	—	1,108	5,541	(4)(5)	11,082	—		—		—	$440,510
	2022 performance shares	3/10/2023	1/24/2023	—	—	—	1,856	9,280	(4)(6)	18,560	—		—		—	$737,760
	2023 performance shares	3/10/2023	1/24/2023	—	—	—	1,115	20,675	(4)(7)	41,350	—		—		—	$1,766,631
	2023 option awards	3/10/2023	1/24/2023	—	—	—	—	—		—	—		76,000	(8)	79.5	$1,324,984
	2023 restricted stock unit awards	3/10/2023	1/24/2023	—	—	—	—	—		—	16,665	(9)	—		—	$1,324,868
	Corporate bonus	N/A	NA	—	$1,114,000	$2,228,000	—	—		—	—		—		—	—
Deborah H. Telman	2023 performance shares	3/10/2023	1/24/2023	—	—	—	684	12,677	(4)(7)	25,354	—		—		—	$1,083,213
	2023 option awards	3/10/2023	1/24/2023	—	—	—	—	—		—	—		46,605	(8)	79.5	$812,512
	2023 restricted stock unit awards	3/10/2023	1/24/2023	—	—	—	—	—		—	10,220	(9)	—		—	$812,490
	Corporate bonus	N/A	NA	—	$ 945,000	$1,890,000	—	—		—	—		—		—	—

(1)	Actual amounts paid in early 2024 were based on our Compensation and Talent Committee’s review and certification of corporate performance and individual achievements in 2023 under our annual bonus program and are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 68.
(2)	Performance shares and RSU awards granted under the Equity Incentive Plans accrue forfeitable dividend equivalents that are subject to the same vesting and other terms and conditions as the corresponding performance shares and RSU awards. Dividend equivalents are accumulated and paid in cash when and to the extent the underlying shares are issued. Amounts in the “Threshold” column represent the number of shares of our common stock issuable (e.g., 20% of the target number of performance shares allotted to the revenue subtranche and 0.025% of the target number of performance shares allotted to the Total Shareholder Return (Relative TSR) tranche) upon threshold-level achievement of the performance goals described in footnotes 5, 6 and 7 below. If threshold level performance is not achieved, no shares are issuable.
(3)	Represents the grant-date fair value of each equity award, calculated in accordance with Topic 718, and does not take into account estimated forfeitures. The grant-date fair value of the performance shares awarded is based on the probable outcome of 100% target level attainment of the pre-established performance objectives and the assumptions used in the calculation of the grant-date fair value of options are set forth in Note 14 to our Consolidated Financial Statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K for such fiscal year.

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(4)	Performance objectives were set for certain tranches of performance shares which were approved in prior years by our Compensation and Talent Committee and the associated grant-date fair value of those tranches has been incorporated in the table above (i.e., the performance objectives for the third subtranche of the 2021 revenue-based performance shares, and the second subtranche of the 2022 revenue-based performance shares for Mr. O’Day, Mr. Dickinson, Ms. Mercier and Dr. Parsey). Performance shares that had no grant date as the performance objectives had not yet been defined as of the close of the 2023 fiscal year, and therefore, do not have a reportable 2023 grant-date fair value under Topic 718 are excluded from the Summary Compensation Table and the table above (i.e., the performance objectives for the third subtranche of the 2022 revenue-based performance shares and the second and third subtranches of the 2023 revenue-based performance shares).
Because of changes in our stock price between the date of the approval by our Compensation and Talent Committee and the time when the performance objectives are established, the reported grant-date fair value of the performance shares differs from the award value approved by our Compensation and Talent Committee. In addition, because the second and third subtranches of the 2023 revenue-based performance shares are excluded from the Summary Compensation Table and the table above, only approximately two-thirds of the value of performance shares awarded in 2023 is included in the two tables. The value of the relevant performance shares awarded to our NEOs is as set forth below:

	Performance Share Award Value Approved By Our Compensation and	Performance shares at Target based on Compensation and Talent Committee Approval (# of Shares)
Executive Officer	Talent Committee	Relative TSR	Revenue
Mr. O’Day	$7,500,000	42,790	47,170
Mr. Dickinson	$2,600,000	14,835	16,350
Ms. Mercier	$2,600,000	14,835	16,350
Dr. Parsey	$2,650,000	15,120	16,665
Ms. Telman	$1,625,000	9,270	10,220

(5)	Represents the 2023 revenue subtranche of performance shares awarded in 2021 under the 2004 Plan, as that value was measured on March 10, 2023, the date on which the revenue target for that particular subtranche was first communicated to the NEOs (following approval by our Compensation and Talent Committee). Although such subtranche was part of the performance share awards originally granted on March 10, 2021, no grant-date fair value could be determined for that subtranche under Topic 718 until March 10, 2023.
The 2021 performance shares were divided into two equally-weighted Relative TSR and revenue tranches based on award value approved by the Compensation and Talent Committee similar to the description of the 2023 performance shares in footnote 7 below. Based on the terms of the awards, any shares accrued on the basis of the applicable level of Relative TSR goal attainment are also subject to a service-vesting condition that generally requires continued service with us through the date following the completion of the performance period on which our Compensation and Talent Committee certifies the Relative TSR level attained (the “Relative TSR-based Awards Certification Date”). The Relative TSR three-year performance period is from March 1, 2021 through December 31, 2023. Based on the terms of the awards, any shares accrued on the basis of the applicable level of revenue goal attainment are also subject to a service-vesting condition that requires continued service with us through the date following the completion of the third subtranche performance period on which our Compensation and Talent Committee certifies the attained level of the consolidated net product revenue goal applicable to the third subtranche (the “Revenue-based Awards Certification Date”), subject to pro-rata vesting in the event of death, disability or retirement before that date.
(6)	Represents the 2023 revenue subtranche of performance shares awarded in 2022 under the 2004 Plan, as that value was measured on March 10, 2023, the date on which the revenue target for that particular subtranche was first communicated to the NEOs (following approval by our Compensation and Talent Committee). Although such subtranche was part of the performance share awards originally granted on March 10, 2022, no grant-date fair value could be determined for that subtranche under Topic 718 until March 10, 2023.
The 2022 performance shares were divided into two equally-weighted Relative TSR and revenue tranches based on award value approved by the Compensation and Talent Committee similar to the description of the 2023 performance shares in footnote 7 below. Based on the terms of the awards, any shares accrued on the basis of the applicable level of Relative TSR goal attainment are also subject to a service-vesting condition that generally requires continued service with us through the date following the completion of the performance period on which our Compensation and Talent Committee certifies the Relative TSR level attained (the “Relative TSR-based Awards Certification Date”). The Relative TSR three-year performance period is from March 1, 2022 through December 31, 2024. Based on the terms of the awards, any shares accrued on the basis of the applicable level of revenue goal attainment are also subject to a service-vesting condition that requires continued service with us through the date following the completion of the third subtranche performance period on which our Compensation and Talent Committee certifies the attained level of the consolidated net product revenue goal applicable to the third subtranche (the “Revenue-based Awards Certification Date”), subject to pro-rata vesting in the event of death, disability or retirement before that date.
Since the revenue goal for the third subtranche of the 2022 performance share award had not been set by our Compensation and Talent Committee as of the close of the 2023 fiscal year, that subtranche does not have a determinable grant-date fair value under Topic 718 for the 2023 fiscal year.
(7)	Represents the 2023 performance shares awarded on March 10, 2023 under the 2022 Plan.
The 2023 performance shares were divided into two equally-weighted Relative TSR and revenue tranches based on award value approved by the Compensation and Talent Committee. The performance-based vesting requirement for the Relative TSR tranche was set by our Compensation and Talent Committee on January 24, 2023 and is tied to the percentile level of our TSR for the three-year performance period from March 1, 2023 through December 31, 2025 relative to the TSR realized for that same period by the companies comprising three subsets of the S&P Health Sub-Index. Based on the terms of the awards, to receive any shares of our common stock accrued pursuant to this Relative TSR tranche, an executive officer must remain employed with us through the Relative TSR-based Awards Certification Date, subject to pro-rata vesting in the event of death, disability or retirement before that date.
The performance-based vesting requirement for the revenue tranche of each performance award is divided into three equal subtranches, each with its own one-year performance period and applicable service period of one or more specified years, as follows:
The performance-based vesting requirement for the first subtranche was the achievement of the target level of consolidated net product revenue for the 2023 fiscal year as set by our Compensation and Talent Committee. The grant-date fair value of that particular subtranche was measured on March 10, 2023, in accordance with Topic 718. Based on the terms of the awards, any shares accrued on the basis of revenue goal attainment for this subtranche are also subject to a service-vesting condition that requires continued service through the Revenue-based Awards Certification Date.
Since the revenue goals for the second and third subtranches of the revenue tranche of the 2023 performance shares had not been set by our Compensation and Talent Committee as of the close of the 2023 fiscal year, those subtranches do not have a determinable grant-date fair value under Topic 718 for the 2023 fiscal year.
(8)	Reflects option awards granted under our 2022 Plan, the terms of which are consistent with those of options granted to other employees under the Equity Incentive Plans. The options vest at the rate of 25% on the first anniversary of the grant date and 6.25% each quarter thereafter during the optionee’s employment over the next 36 months. Subject to earlier forfeiture, the maximum term of such options is 10 years. The exercise price per share of each option granted was equal to the closing market price of our common stock on the grant date or the closing market price on the day before the grant date if the grant date is not on a business day.
(9)	Represents time-based RSU awards granted under the 2022 Plan that vest at the rate of 25% on the first anniversary of the grant date and 6.25% each quarter thereafter during the awardee’s employment over the next 36 months.

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2023 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option award and unvested stock award held by each of our NEOs as of December 31, 2023. Market values are based on our closing stock price on December 29, 2023, the last trading day of 2023, of $81.01:

	Option Awards(1)				Stock Awards(3)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Daniel P. O’Day	231,280	—	$66.01	3/1/2029	—		—	—		—
	240,581	16,039	$72.34	3/10/2030	—		—	—		—
	211,306	96,049	$63.91	3/10/2031	—		—	—		—
	174,665	224,570	$57.92	3/10/2032	—		—	—		—
	—	215,095	$79.50	3/10/2033	—		—	—		—
	—	—	—	—	35,206	(4)	$2,852,038	—		—
	—	—	—	—	85,460	(5)	$6,923,115	—		—
	—	—	—	—	35,206	(6)	$2,852,038	—		—
	—	—	—	—	24,005	(7)	$1,944,630	—		—
	—	—	—	—	43,164	(8)	$3,496,716	63,200	(9)	$5,119,832
	—	—	—	—	29,429	(10)	$2,384,061	—		—
	—	—	—	—	21,441	(11)	$1,736,955	42,790	(12)	$3,466,418
	—	—	—	—	10,800	(13)	$874,908	—		—
	—	—	—	—	16,503	(14)	$1,336,908	—		—
	—	—	—	—	36,419	(14)	$2,950,303	—		—
	—	—	—	—	47,170	(15)	$3,821,242	—		—
Andrew D. Dickinson	65,960	—	$72.70	12/10/2026	—		—	—		—
	43,340	—	$72.70	8/10/2027	—		—	—		—
	18,630	—	$73.77	11/10/2027	—		—	—		—
	18,210	—	$83.49	2/1/2028	—		—	—		—
	15,600	—	$80.72	3/10/2028	—		—	—		—
	60,885	—	$71.91	6/10/2028	—		—	—		—
	33,660	—	$68.75	2/6/2029	—		—	—		—
	44,160	—	$65.38	11/10/2029	—		—	—		—
	67,359	4,491	$72.34	3/10/2030	—		—	—		—
	65,738	29,882	$63.91	3/10/2031	—		—	—		—
	68,701	88,329	$57.92	3/10/2032	—		—	—		—
	—	74,565	$79.50	3/10/2033	—		—	—		—
	—	—	—	—	10,954	(4)	$887,384	—		—
	—	—	—	—	26,580	(5)	$2,153,246	—		—
	—	—	—	—	10,954	(6)	$887,384	—		—
	—	—	—	—	7,467	(7)	$604,908	—		—
	—	—	—	—	16,978	(8)	$1,375,388	24,860	(9)	$2,013,909
	—	—	—	—	11,574	(10)	$937,629	—		—
	—	—	—	—	7,432	(11)	$602,036	14,835	(12)	$1,201,783
	—	—	—	—	3,025	(13)	$245,055	—		—
	—	—	—	—	5,135	(14)	$415,986	—		—
	—	—	—	—	14,324	(14)	$1,160,387	—		—
	—	—	—	—	16,350	(15)	$1,324,514	—		—
	—	—	—	—	—		—	—		—

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	Option Awards(1)				Stock Awards(3)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Johanna Mercier	148,110	—	$66.64	7/24/2029	—		—	—		—
	67,359	4,491	$72.34	3/10/2030	—		—	—		—
	63,391	28,814	$63.91	3/10/2031	—		—	—		—
	75,106	96,564	$57.92	3/10/2032	—		—	—		—
	—	74,565	$79.50	3/10/2033	—		—	—		—
	—	—	—	—	10,562	(4)	$855,628	—		—
	—	—	—	—	25,640	(5)	$2,077,096	—		—
	—	—	—	—	10,564	(6)	$855,790	—		—
	—	—	—	—	7,203	(7)	$583,477	—		—
	—	—	—	—	18,560	(8)	$1,503,546	27,170	(9)	$2,201,042
	—	—	—	—	12,654	(10)	$1,025,117	—		—
	—	—	—	—	7,432	(11)	$602,036	14,835	(12)	$1,201,783
	—	—	—	—	3,025	(13)	$245,055	—		—
	—	—	—	—	4,952	(14)	$401,162	—		—
	—	—	—	—	15,660	(14)	$1,268,617	—		—
	—	—	—	—	16,350	(15)	$1,324,514	—		—
Merdad V. Parsey M.D., Ph.D.	88,315	—	$65.38	11/10/2029	—		—	—		—
	76,987	5,133	$72.34	3/10/2030	—		—	—		—
	66,522	30,238	$63.91	3/10/2031	—		—	—		—
	75,106	96,564	$57.92	3/10/2032	—		—	—		—
	—	76,000	$79.50	3/10/2033	—		—	—		—
	—	—	—	—	11,082	(4)	$897,753	—		—
					26,900	(5)	$2,179,169	—		—
	—	—	—	—	11,084	(6)	$897,915	—		—
	—	—	—	—	7,557	(7)	$612,198	—		—
	—	—	—	—	18,560	(8)	$1,503,546	27,170	(9)	$2,201,042
	—	—	—	—	12,654	(10)	$1,025,117	—		—
	—	—	—	—	7,575	(11)	$613,634	15,120	(12)	$1,224,871
	—	—	—	—	3,455	(13)	$279,890	—		—
	—	—	—	—	5,195	(14)	$420,847	—		—
	—	—	—	—	15,660	(14)	$1,268,617	—		—
					16,665	(15)	$1,350,032	—		—
Deborah H. Telman	15,193	33,427	$60.75	7/25/2032	—		—	—		—
	—	46,605	$79.50	3/10/2033	—		—	—		—
	—	—	—	—	4,646	(11)	$376,355	9,270	(12)	750,963
	—	—	—	—	5,658	(15)	$458,355	—		—
	—	—	—	—	16,459	(16)	$1,333,344	—		—
	—	—	—	—	10,220	(15)	$827,922	—		—

(1)	The options granted under the Equity Incentive Plans vest over a four-year period at the rate of 25% on the first anniversary of the grant date and 6.25% each quarter thereafter during the optionee’s employment. Each option is exercisable over a period not to exceed the contractual term of ten years from the grant date.
(2)	The exercise price per share of each option granted was equal to the closing market price of our common stock on the grant date or the closing market price on the day before the grant date if the grant date was not a trading day.
(3)	Stock awards granted under the Equity Incentive Plans accrue forfeitable dividend equivalents that are subject to the same vesting and other terms and conditions as the corresponding stock awards. Dividend equivalents are accumulated and paid in cash when and to the extent that the underlying shares vest.
(4)	Represents the number of shares of our common stock that have accrued under the first revenue subtranche of the 2021 performance shares, as described in footnote 5 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the applicable revenue goal at the 200% of the target level. The shares are now subject only to a service-vesting condition that requires continued service through certification by our Compensation and Talent Committee, subject to certain accelerated vesting provisions in the event of death, disability or a qualifying retirement before that date.

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(5)	Represents the number of shares of our common stock that will vest and become issuable pursuant to the Relative TSR tranche of the 2021 performance shares, as described in footnote 5 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the relative TSR goal at 200% of the target level. The shares were released on January 31, 2024.
(6)	Represents the number of shares of our common stock that have accrued under the second revenue subtranche of the 2021 performance shares, as described in footnote 5 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the applicable revenue goal at the 200% of the target level. The shares are now subject only to a service-vesting condition that requires continued service through certification by our Compensation and Talent Committee, subject to certain accelerated vesting provisions in the event of death, disability or a qualifying retirement before that date.
(7)	Represents the number of shares of our common stock that have accrued under the third revenue subtranche of the 2021 performance shares, as described in footnote 5 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the applicable revenue goal at 136% of the target level. The shares are now subject only to a service-vesting condition that requires continued service through certification by our Compensation and Talent Committee, subject to certain accelerated vesting provisions in the event of death, disability or a qualifying retirement before that date. The shares were released on January 31, 2024.
(8)	Represents the number of shares of our common stock that have accrued under the first revenue subtranche of the 2022 performance shares, as described in footnote 6 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the applicable revenue goal at the 200% of the target level. The shares are now subject only to a service-vesting condition that requires continued service through certification by our Compensation and Talent Committee, subject to certain accelerated vesting provisions in the event of death, disability or a qualifying retirement before that date.
(9)	Represents the number of shares of our common stock that will vest and become issuable pursuant to the Relative TSR tranche of the 2022 performance shares, as described in footnote 6 to the 2023 Grants of Plan-Based Awards table on page 70, assuming the established performance goal is attained at the target level.
(10)	Represents the number of shares of our common stock that have accrued under the second revenue subtranche of the 2022 performance shares, as described in footnote 6 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the applicable revenue goal at 136% of the target level. The shares are now subject only to a service-vesting condition that requires continued service through certification by our Compensation and Talent Committee, subject to certain accelerated vesting provisions in the event of death, disability or a qualifying retirement before that date.
(11)	Represents the number of shares of our common stock that have accrued under the first revenue subtranche of the 2023 performance shares, as described in footnote 7 to the 2023 Grants of Plan-Based Awards table on page 70, based on attainment of the applicable revenue goal at 136% of the target level. The shares are now subject only to a service-vesting condition that requires continued service through certification by our Compensation and Talent Committee, subject to certain accelerated vesting provisions in the event of death, disability or a qualifying retirement before that date.
(12)	Represents the number of shares of our common stock that will vest and become issuable pursuant to the Relative TSR tranche of the 2023 performance shares, as described in footnote 7 to the 2023 Grants of Plan-Based Awards table on page 70, assuming the established performance goal is attained at the target level.
(13)	Represents time-based RSU awards under the 2004 Plan that vest at the rate of 25% on the first anniversary of the grant date and 25% on each subsequent anniversary during the awardee’s employment over the next 3 years.
(14)	Represents time-based RSU awards under the 2004 Plan that vest at the rate of 25% on the first anniversary of the grant date and 6.25% each quarter thereafter during the awardee’s employment over the next 36 months.
(15)	Represents time-based RSU awards under the 2022 Plan that vest at the rate of 25% on the first anniversary of the grant date and 6.25% each quarter thereafter during the awardee’s employment over the next 36 months.
(16)	Represents time-based RSU awards under the 2022 Plan that vest at the rate of 33% on the first anniversary of the grant date and 33% on each subsequent anniversary during the awardee’s employment over the next 2 years.

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2023 Option Exercises and Stock Vested

The following table shows the number of shares acquired upon the vesting of RSUs and performance shares for each of our NEOs during the year ended December 31, 2023. None of our NEOs exercised any stock options during the year ended December 31, 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Daniel P. O’Day	200,338	$16,506,156
Andrew D. Dickinson	60,272	$4,956,189
Johanna Mercier	64,941	$5,307,348
Merdad V. Parsey, M.D., Ph.D.	63,506	$5,231,423
Deborah H. Telman	10,803	$834,912

(1)	Stock awards value realized is determined by multiplying (i) the closing market price of our common stock on the vesting date by (ii) the number of shares of common stock that vested on that date.

2023 Nonqualified Deferred Compensation

The following table shows the contributions, earnings and account balances as of 2023 fiscal year end for our NEOs under our Deferred Compensation Plan:

Name	Executive Contributions in Last Fiscal Year		Company Contributions in Last Fiscal Year		Aggregate Earnings in Last Fiscal Year(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End
Daniel P. O’Day	$—		$750,000	(2)	$563,100	$—	$4,359,234	(2)
Andrew D. Dickinson	$105,240	(3)	$—		$11,495	$—	$116,735
Johanna Mercier	$—		$—		$—	$—	$—
Merdad V. Parsey, M.D., Ph.D.	$198,655	(4)	$—		$98,973	$—	$1,887,687	(4)
Deborah H. Telman	$93,687	(3)	$—		$11,305	$—	$104,991

(1)	The reported amount corresponds to a composite of the actual market earnings on a group of investment funds selected by the applicable NEOs for purposes of tracking the notional investment return on his or her balance for the 2023 fiscal year.
(2)	Represents $750,000 of deferred other compensation reported as “All Other Compensation” in the 2023 Summary Compensation Table and “All Other Compensation” of $3,111,548 reported in prior year Summary Compensation Tables.
(3)	Includes (i) $105,240 for Mr. Dickinson and (ii) $93,687 for Ms. Telman, which reflects deferred salary reported as salary for such individual in the 2023 Summary Compensation Table.
(4)	Represents $198,655 for Dr. Parsey of deferred annual incentive plan amount reported as “Non-Equity Incentive Plan Compensation” in the 2022 Summary Compensation Table and deferred salary and annual incentive plan amounts of $1,649,698 reported in prior year Summary Compensation Tables.

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2023 Potential Payments Upon Involuntary Termination or Change in Control Termination

Executive Benefits and Payments Upon Separation	Involuntary Termination Without Cause or Resignation for Good Reason(1) Without a Change in Control		Involuntary Termination Without Cause or Resignation For Good Reason Within Change in Control Protection Period		Death/Disability
Daniel P. O’Day
Cash severance	$12,084,040		$18,126,060		$—
Pro-rata bonus	$4,036,200	(2)	$4,292,020	(2)	$—
Equity award vesting acceleration	—	(3)	$51,346,491	(3)	$51,346,491	(3)
Benefits and perquisites:
Lump sum to cover COBRA costs	$41,658		$62,487		$—
Outplacement services	$10,950		$10,950		$—
Deferred Compensation Plan contribution	$750,000		$750,000		$750,000
Total	$16,922,848		$74,588,008		$52,096,491
Andrew D. Dickinson
Cash severance	$3,303,208		$6,935,519		$—
Pro-rata bonus	$1,574,304	(2)	$1,716,208	(2)	$—
Equity award vesting acceleration	$—	(3)	$18,082,258	(3)	$18,082,258	(3)
Benefits and perquisites:
Lump sum to cover COBRA costs	$57,714		$96,190		$—
Outplacement services	$7,950		$7,950		$—
Total	$4,943,176		$26,838,125		$18,082,258
Johanna Mercier
Cash severance	$3,427,277		$7,168,193		$—
Pro-rata bonus	$1,805,440	(2)	$1,747,277	(2)	$—
Equity award vesting acceleration	$—	(3)	$18,653,556	(3)	$18,653,556	(3)
Benefits and perquisites:
Lump sum to cover COBRA costs	$47,057		$78,428		$—
Outplacement services	$7,950		$7,950		$—
Total	$5,287,724		$27,655,404		$18,653,556
Merdad V. Parsey, M.D., Ph.D.
Cash severance	$3,478,114		$7,302,785		$—
Pro-rata bonus	$1,657,632	(2)	$1,807,114	(2)	$—
Equity award vesting acceleration	$—	(3)	$19,032,420	(3)	$19,032,420	(3)
Benefits and perquisites:
Lump sum to cover COBRA costs	$46,592		$77,654		$—
Outplacement services	$7,950		$7,950		$—
Total	$5,190,288		$28,227,923		$19,032,420
Deborah H. Telman
Cash severance	$1,954,048		$3,703,870		$—
Pro-rata bonus	$1,288,980	(2)	$536,548	(2)	$—
Equity award vesting acceleration	$2,468,929	(3)	$5,046,464	(3)	$5,046,464	(3)
Benefits and perquisites:
Lump sum to cover COBRA costs	$36,230		$60,384		$—
Outplacement services	$7,950		$7,950		$—
Total	$5,756,137		$9,355,216		$5,046,464

(1)	Per the terms of his offer letter, all such amounts are also payable to Mr. O’Day in the event of his resignation for Good Reason. The other Named Executive Officers are also entitled to all listed amounts other than the Equity award vesting acceleration on a resignation following a required relocation, without consent, to a new work location that is more than 50 miles from the executive’s previous work location under the Severance Plan.
(2)	Amount reflects the pro-rated amount of the bonus payable for the year of termination based on 2023 actual performance pursuant to the Severance Plan (as amended and restated May 5, 2020) in the event of a termination outside the context of a change in control, and a pro-rated annual bonus for year of termination based on the average bonus paid over the prior three years (or such fewer number of complete fiscal years of employment or target bonus if employment is less than one fiscal year) in the context of a termination within the change in control protection period.
(3)	Amount reflects $81.01 (our closing stock price on December 29, 2023, the last trading day of 2023) multiplied by the number of shares covered by each accelerating award and for stock options, less the applicable exercise price. The 2021 relative TSR performance shares reflect payout at 200% of target. The 2021 revenue-based performance shares reflect payout at 178% of target (200% for first subtranche, 200% for second subtranche, 136% for third subtranche). The 2022 relative TSR performance shares assume payout at 100% of target. The 2022 revenue-based performance shares reflect payout at 145% of target (200% for the first subtranche, 136% for the second subtranche, 100% for the third subtranche). The 2023 relative TSR performance shares assume payout at 100% of target. The 2023 revenue-based performance shares reflect payout at 112% of target (136% for the first subtranche, 100% for the second subtranche, 100% for the third subtranche).

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information regarding our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” on page 45.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for Mr. O’Day(1)	Compensation Actually Paid to Mr. O’Day(2)	Average Summary Compensation Table Total for Other NEOs(3)	Average Compensation Actually Paid to Other NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (in millions)(7)	Net Product Revenue (in millions)(8)
2023	$22,607,690	$15,483,783	$7,588,163	$5,469,137	$147	$119	$5,613	$26,934
2022	$21,621,253	$54,965,255	$7,874,828	$18,182,586	$150	$114	$4,566	$26,982
2021	$19,229,466	$31,485,348	$6,279,776	$9,693,178	$121	$126	$6,201	$27,008
2020	$18,998,095	$16,117,322	$6,616,768	$6,126,435	$93	$126	$89	$24,355

(1)	The dollar amounts reported are the amounts reported in the “Total” column of the Summary Compensation Table for our Chairman and Chief Executive Officer, Mr. O’Day.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules, for Mr. O’Day. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Summary Compensation Table Total for Mr. O’Day	Less: Summary Compensation Table Reported Value of Equity Awards(a)	Plus: Equity Award Adjustments(b)	Equals: Compensation Actually Paid to Mr. O’Day
2023	$22,607,690	$15,615,056	$8,491,149	$15,483,783
2022	$21,621,253	$14,353,915	$47,697,917	$54,965,255
2021	$19,229,466	$13,139,064	$25,394,946	$31,485,348
2020	$18,998,095	$11,513,097	$8,632,324	$16,117,322

(a)	Represents the aggregate grant-date fair value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year were as set forth in the table below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted during the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2023	$12,525,814	$(2,481,113)	$(2,859,625)	$1,306,073	$8,491,149
2022	$34,153,918	$14,183,571	$(1,966,582)	$1,327,010	$47,697,917
2021	$17,162,219	$6,011,125	$707,262	$1,514,340	$25,394,946
2020	$8,885,442	$(1,693,496)	$409,911	$1,030,467	$8,632,324

(3)	The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023 and 2022, Andrew D. Dickinson, Johanna Mercier, Merdad V. Parsey and Deborah H. Telman; and (ii) for 2021 and 2020, Andrew D. Dickinson, Johanna Mercier, Merdad V. Parsey and Brett A. Pletcher.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs identified in footnote 3, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the any NEO during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs for each year to determine the compensation actually paid:

Year	Average Reported Summary Compensation Table Total for Other NEOs	Less: Summary Compensation Table Average Reported Value of Equity Awards	Plus: Average Equity Award Adjustments(a)	Equals: Average Compensation Actually Paid to Other NEOs
2023	$7,588,163	$4,809,225	$2,690,199	$5,469,137
2022	$7,874,828	$4,961,052	$15,268,810	$18,182,586
2021	$6,279,776	$3,625,534	$7,038,936	$9,693,178
2020	$6,616,768	$3,087,064	$2,596,731	$6,126,435

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(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted during the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2023	$3,955,902	$(789,322)	$(879,498)	$403,117	$2,690,199
2022	$11,751,514	$3,365,229	$(289,102)	$441,169	$15,268,810
2021	$4,989,853	$1,461,574	$271,571	$315,938	$7,038,936
2020	$2,488,166	$(365,446)	$269,145	$204,866	$2,596,731

(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of each year shown and the beginning of the measurement period by our share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.

(6)	The peer group used for this purpose is Nasdaq Biotechnology Index.

(7)	The dollar amounts reported represent the amount of net income reflected in our Consolidated Statements of Income included in our Annual Report on Form 10-K for the applicable year. Included in our net income for 2020 was a $4.5 billion charge to acquired in-process research and development (“IPR&D”) expense recorded in connection with our acquisition of Forty Seven, Inc. Our 2022 net income included a $2.7 billion partial impairment charge related to certain IPR&D assets acquired from Immunomedics, Inc.
(8)	The dollar amounts reported represent the amount of net product sales revenue reflected in our Consolidated Statements of Income included in our Annual Report on Form 10-K for the applicable year. Total full year 2023 product sales of $26.9 billion were relatively flat compared to the same period in 2022, with lower Veklury sales largely offset by higher HIV and Oncology sales. Total product sales, excluding Veklury, increased 7% to $24.7 billion in the full year 2023 compared to 2022, primarily driven by higher HIV and Oncology sales.

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis” on page 45, our executive compensation program reflects a pay-for-performance philosophy, with a focus not only on the successful progression of research programs, clinical trials and the launch of new products but also on performance across a range of shorter-term metrics that advance our long-term strategy and longer-term value creation for our stockholders. The metrics that we use for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our company for our stockholders. As required by Item 402(v), the most important financial performance measures used by the Company to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

a.	Net Product Revenue
b.	Relative TSR
c.	Non-GAAP Operating Income

Analysis of the Information Presented in the Pay versus Performance Table

While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table on page 77. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

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Compensation Actually Paid Versus TSR 2020 – 2023

Compensation Actually Paid Versus Net Income 2020 – 2023

Compensation Actually Paid Versus Net Revenue 2020 – 2023

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Charter Amendment Proposal

PROPOSAL 4

Approval of an Amendment to Our Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

Our Board has unanimously approved and declared advisable, and recommends that our stockholders adopt, a proposed amendment to our Restated Certificate of Incorporation (the “Certificate”) to reflect new Delaware law provisions regarding officer exculpation under Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”).

Paragraph (A) of Article IV of our Certificate presently provides for the elimination of monetary liability of directors in certain circumstances pursuant to, and consistent with, DGCL Section 102(b)(7).

Prior to 2022, the DGCL did not allow for similar elimination or limitation of officers’ personal liability. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit corporations to eliminate or limit the liability of certain senior corporate officers, in addition to directors, in certain limited circumstances. The new Delaware law only permits, and, if the proposed amendment to the Certificate is adopted, our Certificate would only permit, exculpation of these officers in the case of direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, and would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by Gilead itself or for derivative claims brought by stockholders on behalf of Gilead. Furthermore, the limitation on liability would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. As further described below, we believe this strikes a balance between stockholders’ interest in accountability and Gilead’s interest in attracting and retaining high quality officers.

The description of the proposed amendment and the applicable provisions of the DGCL contained herein are summaries and are qualified in their entirety by the text of the proposed amendment and the full text of the applicable provisions of the DGCL.

Text of Proposed Amendment

Our Certificate presently provides for the exculpation of directors, but not officers. We propose to amend Paragraph (A) of Article IV of our Certificate so that it would state in its entirety as follows:

“IV.

A.	No director or Officer (as defined below) of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or Officer, except for liability of: (i) a director or Officer for any breach of the director’s or Officer’s duty of loyalty to the Corporation or its stockholders, (ii) a director or Officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a director under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, (iv) a director or Officer for any transaction from which the director or Officer derived an improper personal benefit or (v) an Officer in any action by or in the right of the Corporation. Any amendment, repeal or elimination of this Paragraph (A) of Article IV shall not affect its application with respect to an act or omission by a director or Officer occurring before such amendment, repeal or elimination. If the Delaware General Corporation Law is amended hereafter to authorize the further elimination or limitation of liability of directors or Officers, then the liability of a director or Officer, as applicable, shall be eliminated or limited to the fullest extent authorized by the Delaware General Corporation Law, as so amended. All references in this Paragraph (A) of Article IV to an “Officer” shall mean only a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer,” as defined in Section 102(b)(7) of the Delaware General Corporation Law.”

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Factors to Consider

We believe that it is appropriate to adequately protect directors and officers from the risk of financial ruin as a result of an unintentional misstep. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting the personal risk to our officers in addition to the existing limitation for directors would empower our officers to best exercise their business judgment in furtherance of stockholder interests. We believe that our directors and officers will best serve Gilead if they feel protected in carrying out their duties and exercising judgment without fearing litigation for unintended mistakes, or being second guessed.

We believe our peers will adopt similar exculpation clauses limiting the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed amendment could impact our ability to recruit and retain exceptional officers. In the absence of such protection, qualified officers might be deterred from serving due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, in its consideration of the proposed amendment, our Board took into account the narrow class and type of claims for which such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of Gilead officers that would be impacted and the benefits our Board believes would accrue to Gilead by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

Our Board balanced these considerations with Gilead’s existing corporate governance practices and unanimously determined that it is advisable and in the best interests of Gilead and its stockholders to amend Paragraph (A) of Section IV of our Certificate to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors.

For the reasons stated above, on February 1, 2024, our Board unanimously determined that the proposed amendment to the Certificate is advisable and in the best interests of Gilead and its stockholders, authorized and approved the proposed amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed amendment to the Certificate would better position our officers to exercise their business judgment in furtherance of the interests of Gilead’s stockholders without the potential for distraction posed by the risk of personal liability. Additionally, the proposed amendment would align the protections for our officers with those protections currently afforded to our directors, to the extent permitted under Delaware law.

Timing and Effect of the Proposed Amendment to the Certificate

If the proposed amendment to the Certificate is approved by our stockholders, it will become effective immediately upon its filing with the Secretary of State of the State of Delaware, which we expect will occur promptly after the Annual Meeting.

Other than the replacement of the existing Paragraph (A) of Article IV by the proposed Paragraph (A) of Article IV, the remainder of our Certificate will remain unchanged after effectiveness of the amendment. If the proposed amendment to the Certificate is not approved by our stockholders, our Certificate will remain unchanged. In accordance with the DGCL, our Board may elect to abandon the proposed amendment to the Certificate without further action by the stockholders at any time prior to the effectiveness of its filing with the Secretary of State of the State of Delaware, notwithstanding stockholder approval.

Our Board unanimously recommends a vote “FOR” for Proposal 4.

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Stockholder Proposals

PROPOSAL 5

Stockholder Proposal Requesting that the Board Include One Member from Gilead’s Non-Management Employees

Jing Zhao has submitted a stockholder proposal for consideration at the Annual Meeting. Mr. Zhao’s address is 1745 Copperleaf Ct, Concord, California 94519. We have been notified that Mr. Zhao has continuously held 60 shares of our common stock since at least March 6, 2019.

Our Board unanimously recommends a vote “AGAINST” the following proposal. The resolution being submitted by Mr. Zhao to the stockholders for approval is as follows:

Stockholder Proposal

Resolved: stockholders recommend that Gilead Sciences, Inc. (the Company) reform the board structure to include one member of board of directors from the Company’s non-management employees.

Supporting Statement

There is a new trend pushing for non-management employee representation on boards, such as shareholder proposals to Amazon and other companies to include non-management employees on board. This is a common practice in Europe and the UK.

American corporate board structure needs reform now. For example, America’s ballooning executive compensation is neither responsible for the society nor sustainable for the economy. There is no rational methodology to decide the executive compensation, particularly there is no companywide union in the Company; there is no employee representation on boards; and the board is nominated and elected without any competition (the number of candidates is the same number of board seats).

It is time for American executives as citizens to take the social responsibility on their own initiative rather than to be forced by the public. The board has the flexibility to design guidelines to select a candidate for the new board nominee from non-management employees.

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Our Board Recommends a Vote AGAINST This Proposal

Our Current Director Nominating and Evaluation Process Allows the Best and Most Qualified Candidates to be Elected to the Board

Our Board believes the current director nominating and evaluation process allows the best and most qualified candidates to be elected to the Board. Changing our board nomination and membership framework as outlined by the proposal is unnecessary and would not be in the best interests of stockholders.

We also note that at our 2022 Annual Meeting, our stockholders rejected a substantially similar proposal, which received support from only 6.7% of the votes cast.

Our Nominating and Corporate Governance Committee is responsible for identifying and evaluating director candidates and recommending nominees for nomination by the full Board. In evaluating candidates for Board membership, our Nominating and Corporate Governance Committee undertakes a rigorous vetting process to ensure that candidates satisfy the membership criteria established by the Board. In particular, our Nominating and Corporate Governance Committee considers whether the candidate possess the following qualifications:

►	the highest standards of personal and professional integrity;
►	the ability and judgment to serve the long-term interest of our stockholders;
►	background, experience and expertise relevant to our business and that will contribute to the overall effectiveness and diversity of the Board;
►	broad business and social perspective;
►	the ability to communicate openly with other directors and to meaningfully and civilly participate in the Board’s decision-making process;
►	commitment to serve on the Board for an extended period of time to ensure continuity and to develop knowledge about our business and willingness to devote appropriate time and effort to fulfilling the duties and responsibilities of a Board member;
►	independence from any particular constituency; and
►	the ability and willingness to objectively appraise the performance of management.

Our Nominating and Corporate Governance Committee reviews this Board membership criteria and assesses the composition of the Board against the criteria on an annual basis.

Additionally, in identifying potential director candidates, our Nominating and Corporate Governance Committee considers candidates recommended through a variety of methods and sources, including suggestions from current Board members, senior management, stockholders, professional search firms and other sources. Our Nominating and Corporate Governance Committee reviews all candidates, including any non-management employees, by the same criteria and standards, regardless of the source of the recommendation. The proposal, however, would require us to deviate from the rigor of our existing processes and undermine the role of our Nominating and Corporate Governance Committee and the Board in one of the most critical and strategic elements of corporate governance—the selection of director candidates—by subjecting non-management employees to different criteria and standards than all other director candidates.

An Independent Board is a Core Element of our Governance Philosophy

Having an independent Board is a core element of our governance philosophy. Our Board Guidelines provide that a substantial majority of our directors must be independent. Except for our Chairman and CEO, all of our current directors are independent. Under Nasdaq listing standards, an employee director would not be considered independent, and adding such a director as called for by the proposal would decrease the percentage of directors that are considered independent.

Gilead is Committed to a Culture that Values Employee Engagement

Gilead promotes a culture in which employees provide feedback on their experience and can raise their concerns outside their line management. As a result, employees have numerous ways to be heard and exert influence outside of board representation. In addition, we frequently consult employees about changes to various policies and benefits as part of our ambition of becoming an employer of choice in our industry. Our listening strategy helps to gather employee input and measure our progress. In late 2023, we conducted a global employee survey to gather and assess employee feedback and address areas of employee concern. Results showed that employee engagement is strong and higher since our last all-employee survey in 2021. For example, 84% of employees reported that they have confidence in Gilead’s future, and 81% of employees would recommend Gilead as a great place to work.

Our Board unanimously recommends a vote “AGAINST” Proposal 5.

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PROPOSAL 6

Stockholder Proposal Requesting that the Board Issue a Report on Risks of Supporting Abortion

Bowyer Research, Inc. on behalf of David Bahnsen, Trustee of The Bahnsen Family Trust, has submitted a stockholder proposal for consideration at the Annual Meeting. Bowyer Research’s address is 6300 Smithfield Street, McKeesport, Pennsylvania 15135. We have been notified that Mr. Bahnsen has continuously held shares of our common stock worth at least $25,000 since at least November 20, 2022.

Our Board unanimously recommends a vote “AGAINST” the following proposal. The resolution being submitted by Bowyer Research, on behalf of Mr. Bahnsen, to the stockholders for approval is as follows:

Stockholder Proposal

Report on Risks of Supporting Abortion

Resolved: Shareholders request the Board of Gilead Sciences (the “Company”) issue a public report prior to December 31, 2024, omitting confidential and privileged information and at a reasonable expense, detailing the known and reasonably foreseeable risks and costs to the Company caused by opposing or otherwise altering Company policy in response to enacted or proposed state policies regulating abortion, and detailing any strategies beyond litigation and legal compliance that the Company may deploy to minimize or mitigate these risks.

Supporting Statement

In 2022, Gilead Sciences (“the Company”) demonstrated clear rhetorical opposition to the Supreme Court’s 2022 decision in Dobbs v. Jackson Women’s Health Organization that overturned Roe v. Wade. “This decision will have significant implications for women’s healthcare,” the Company wrote in a public statement1 at the time. “As a healthcare organization, we understand medical decisions are deeply personal, and we believe they should be made by individuals with advice from their physicians.” The statement further notes the Company’s commitment to covering travel expenses for employees seeking “women’s reproductive health services,” a phrase clearly encompassing abortions, and pledged to match employee donations to organizations providing “reproductive health services” up to $15,000.

Despite the language in its response to Dobbs, however, the Company’s behavior seems to indicate a belief that medical decisions related to abortion ought to involve patients, physicians, and also the opinions of Gilead Sciences. In 2023, the Company signed on to a brief2 challenging a Texas court’s decision to limit access to mifepristone, a drug commonly used during abortive procedures.3 The Gilead-signed brief argued that the decision constituted an “unnecessary and unscientific barrier” to the medical process and would ultimately result in “destabilizing the pharmaceutical industry.”

Abortion is indeed a “deeply personal” issue to all parties involved—views on the topic are often rooted in an individual’s core belief system, making taking a position on it a potential reputational, legal, and financial liability for a company—yet Gilead Sciences has insisted on doing just that.

By criticizing laws that restrict access to abortive drugs and implementing a clear pathway to pay for abortion access, the Company makes clear its opposition to pro-life legislation that limits abortion. This positioning is particularly troubling considering the Company’s emphasis on Diversity & Inclusion,4 wherein it affirms a commitment to diverse “thinking styles [and] beliefs,” and furthermore aspires to “fostering a work environment where our differences are valued.” Does such an embrace of ideological diversity extend to all views on contentious issues, or merely the opinions the Company deems to be politically in vogue or convenient to advocate for?

Taking positions on issues the Company admits are “deeply personal” and “should be made by individuals with advice from their physicians” can only serve to alienate consumers, employees, and investors and impact the Company’s bottom line. The Company should instead focus on its pharmaceutical mission and its fiduciary duty to shareholders, a fiduciary duty likely to be violated by engaging in politically divisive rhetoric and/or actions.

[1]	https://www.gilead.com/news-and-press/company-statements/gilead-statement-on-us-supreme-court-overturning-roe-v-wade
[2]	https://storage.courtlistener.com/recap/gov.uscourts.ca5.213145/gov.uscourts.ca5.213145.118.0.pdf
[3]	https://news.yahoo.com/pharmaceutical-executives-challenge-texas-court-183113320.html
[4]	https://www.gilead.com/purpose/inclusion-and-diversity

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Our Board Recommends a Vote AGAINST This Proposal

We Offer Competitive Compensation, Rewards and Other Benefits to Our Employees

At the core of Gilead’s success is our commitment to our people. We are committed to attracting, engaging and retaining highly talented individuals who are committed to our mission and core values of integrity, inclusion, teamwork, accountability and excellence. We employ more than 17,000 people worldwide, and as we grow, we maintain a strong focus on inclusion and diversity that has contributed to our success. We have launched a number of programs to support our employees and to create an inclusive workplace that is representative of the diverse patients and communities that we serve, and we also continue to build internal and external pipelines for diverse talent.

In addition, we offer competitive compensation and rewards programs to reflect and recognize employee contributions to the company and that support a healthy life for our employees and their families. We also provide competitive and comprehensive benefits. For example, some of the benefits we offer in the United States include:

►	12 weeks of paid family time off for caregivers;
►	12 weeks of paid parental time off for new parents;
►	generous 401(k) contribution matching;
►	comprehensive medical plans that cover both physical and mental healthcare; and
►	access to subsidized onsite childcare services, priority access to near-site childcare services, along with discounts on in-home childcare provider placement services.

We conduct an annual review of employee compensation to ensure that our pay practices are race- and gender-neutral, and we also commission an annual global pay equity study to gain a more comprehensive view of pay parity across the organization.

Determining the appropriate employee compensation, awards and other benefits is a complex matter that is core to management’s ability to attract, engage and retain highly talented individuals. We believe that our extensive and thorough compensation programs and practices are competitive within the biopharmaceutical industry. Therefore, as discussed further below, producing the requested report would prove to be an unnecessary diversion of board and management time and other company resources.

We have a Robust Risk Management Framework to Oversee Risk

As discussed elsewhere in this Proxy Statement under “Oversight of Risk,” we have a robust risk management framework to oversee risk. We believe that our current risk management processes are appropriate and sufficient to oversee and address purported risks raised in the proposal.

In particular, management is responsible for assessing and managing risk, subject to the oversight of the Board, which exercises its risk oversight responsibility directly and through its committees. Of particular relevance to the proposal:

►	our Nominating and Corporate Governance Committee monitors and oversees risks related to, among other things, human resources and corporate responsibility matters; and
►	our Compensation and Talent Committee monitors and oversees risks related to, among other things, talent management and compensation practices.

Each Board committee periodically reports to the Board on its risk oversight activities, and our Board also is periodically briefed by Gilead’s management on specific material risks or legal developments, which include, as applicable, risks related to human capital management, diversity, equity and inclusion (DEI) efforts and other corporate responsibility matters, and employee compensation and benefits matters. We believe our risk management framework effectively supports the Board’s independent evaluation and management of risk, and that our risk management processes are reasonable and appropriate to assess and respond to potential risks, including the purported risks raised in the proposal.

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The Proposal Would Impose Unnecessary Burdens Without a Proportional Benefit

The proposal requests a report on “known and reasonably foreseeable risks and costs” caused by “opposing or otherwise altering Company policy in response to enacted or proposed state policies regulating abortion.” Preparing such a report could involve both a review and analysis of not only the laws of each state, but also all proposed bills and regulations, speculation about the results or outcomes of relevant pending state-level litigation, and any current or proposed administrative policies of state governmental bodies. Moreover, as developments in this space continue to evolve, any results of such report may promptly become obsolete. It also is unclear how Gilead could quantify what constitutes “risks and costs” caused by “opposing” or “altering” company policies and procedures “in response to enacted or proposed state policies” of the kind described in the proposal. Accordingly, in light of the foregoing and given our robust risk management framework and compensation programs and practices, we believe that producing the requested report would provide little benefit to Gilead or its stockholders, and would prove to be a diversion of Board and management time and other Gilead resources that could be better spent running the business.

Our Board unanimously recommends a vote “AGAINST” Proposal 6.

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PROPOSAL 7	Stockholder Proposal Requesting that the Board Adopt a Policy Requiring the Named Executive Officers to Retain a Significant Percentage of Stock Acquired through Equity Pay Programs

John Chevedden has submitted a stockholder proposal for consideration at the Annual Meeting. Mr. Chevedden’s address is 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278. We have been notified that Mr. Chevedden has continuously held 150 shares of our common stock since at least October 1, 2020.

Our Board unanimously recommends a vote “AGAINST” the following proposal. The resolution being submitted by Mr. Chevedden to the stockholders for approval is as follows:

Stockholder Proposal

Proposal 7 – Executives To Retain Significant Stock

Shareholders ask the Board of Directors to adopt a policy requiring the 5 named executive officers (NEOs) to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy in our Company’s next annual meeting proxy. For the purpose of this policy, normal retirement age would be an age of at least 60 and be determined by our executive pay committee. Shareholders recommend a share retention percentage requirement of 25% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors might be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented without violating current company contractual obligations or the terms of any current pay or benefit plan. The Board is encouraged to obtain waivers of any current pay or benefit plan for senior executives that might delay implementation of this proposal.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”

This proposal topic is all the more important at Gilead Sciences due to the recent poor stock performance. Gilead stock has fallen from $87 to $75 in the year following November 2022. Gilead has been rated for very little long-term total return potential. Sales from key drugs have flatlined or fallen and newcomer drugs are not promising.

A more rigorous NEO stock retention plan could ultimately improve shareholder value significant for years into the future.

Please vote yes:

Executives To Retain Significant Stock – Proposal 7

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Our Board Recommends a Vote AGAINST This Proposal

The Requested Stock Retention Policy is Unnecessary in Light of Our Existing Policies and Practices

Gilead already has numerous policies and practices that achieve this proposal’s objective of focusing our executives on our company’s long-term success. Our robust stock ownership guidelines already require Named Executive Officers to hold significant amounts of Gilead stock. Our Chief Executive Officer is required to own Gilead stock equal in value to six times his annual base salary, and our other Named Executive Officers must hold Gilead stock equal in value to three times their annual base salaries, as discussed further in our Compensation Discussion and Analysis. Named Executive Officers who are not in compliance with the guidelines following a transition period are required to hold all shares until the guidelines are met. As of December 31, 2023, all of our Named Executive Officers were in compliance with our rigorous stock ownership guidelines.

We believe our existing stock ownership guidelines more effectively and more equitably achieve the goal of aligning our executives’ interests with long-term stock price performance than the policy requested by the proposal. For example, the policy requested by this proposal would result in different ownership requirements for different executives based on how many years the executive has been with Gilead, and thus how many rounds of annual equity awards the executive has been granted, instead of being based on seniority and level of responsibility as reflected by salary levels. In addition, the requested policy similarly disproportionately impacts younger executives, who would be required to hold their shares longer than more senior executives who are closer to retirement age. We recognize that the proponent of this proposal, who has introduced similar proposals at dozens of companies across different industries, have sought to mitigate some of the proposed policy’s negative impacts by only requesting continued ownership through retirement age (regardless of whether an executive actually retires) and by suggesting that retaining 25% of after-tax shares would be sufficient to constitute “a significant percentage of stock” under the requested policy, but these provisions simply demonstrate how ineffective and unnecessary the requested policy is in light of our existing policies and practices. For example, over the past three fiscal years, our Chief Executive Officer has retained 100% of the after-tax shares acquired through Gilead’s equity pay programs, far more shares than would have been required under the requested policy.

Gilead’s existing policy also already prohibits all employees, including our Named Executive Officers, from hedging any Gilead stock they own (not just shares subject to the ownership policy), including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and derivative securities transactions related to Gilead securities, including put or call options. Our Named Executive Officers also are prohibited from pledging Gilead stock. As a result, our policies already are more restrictive than the hedging restriction that this proposal requests.

Finally, our existing executive compensation programs already are designed to focus our Named Executive Officers on long-term success by establishing specific annual and long-term performance requirements that focus on key metrics that advance our long-term strategy and longer-term value creation for our stockholders. Accordingly, at any particular time, our executives hold significant unvested equity awards, which helps to align their interests with those of our stockholders. This, along with other rigorous governance practices, including a robust clawback policy that goes beyond what SEC regulations require, are designed to ensure that our executive compensation program appropriately motivates and rewards executives to achieve the company’s long term objectives and build sustained stockholder value.

Implementation of the Proposal Could Harm Recruitment and Retention of Named Executive Officers because it is Not Market Practice

Our Board believes that the proposed stock ownership requirements are not market practice and would put the company at a competitive disadvantage for recruiting and retaining executive talent. Talented managers in the biopharmaceutical industry are in high demand, and the competition for talent has become increasingly intense. Competitors range from large multi-national firms headquartered outside of the U.S. to small-start-up companies that are planning to or have recently become publicly traded companies. Across this group, hold-to-retirement policies are the exception, not the market practice. Thus, implementing a hold-until-retirement policy could discourage otherwise qualified executives, particularly younger executives who as noted above would be disproportionately impacted by the requested policy, from joining or remaining at Gilead. The policy might also harm retention of executives who might have a legitimate need to access compensation prior to retirement, and cause executives to discount the value of the equity awards we grant. For these reasons, adopting the policy requested in this proposal could impact our ability to attract and retain top executive talent, while as noted above failing to add any benefit beyond our existing policies.

Conclusion

Given our current stock ownership guidelines, governance policies and commitment to stockholder accountability, our Board believes this proposal is not necessary, does not provide additional benefit to our stockholders and is not consistent with general market practice. The proposal fails to strike a reasonable balance between aligning the interests of stockholders and management, and motivating desired management behavior, and would, therefore, unnecessarily damage our ability to recruit and retain talent.

Our Board unanimously recommends a vote “AGAINST” Proposal 7.

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Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock by: (i) each beneficial owner of more than 5% of our common stock known to us, as of December 31, 2023; and (ii) each director and nominee for director, each of the individuals named in the Summary Compensation Table on page 68 and all of our current executive officers and directors as a group, as of February 29, 2024 (unless otherwise noted). The applicable percentages are based on 1,245,077,219 shares of common stock outstanding on February 29, 2024, adjusted as required by the rules promulgated by the SEC.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares		Percent of Total
BlackRock, Inc.	122,790,297	(2)	9.86%
The Vanguard Group	111,820,711	(3)	8.98%
Capital World Investors	83,698,215	(4)	6.72%
Jacqueline K. Barton, Ph.D.	94,268	(5)	*
Jeffrey A. Bluestone, Ph.D.	52,276	(6)	*
Andrew D. Dickinson	644,671	(7)	*
Sandra J. Horning, M.D.	56,043	(8)	*
Kelly A. Kramer	87,245	(9)	*
Kevin E. Lofton	190,304	(10)	*
Ted W. Love, M.D.	3,508	(11)	*
Harish Manwani	80,933	(12)	*
Johanna Mercier	477,936	(13)	*
Daniel P. O’Day	1,376,402	(14)	*
Merdad V. Parsey, M.D., Ph.D.	412,158	(15)	*
Javier J. Rodriguez	57,748	(16)	*
Deborah H. Telman	43,395	(17)	*
Anthony Welters	56,329	(18)	*
All current executive officers and directors as a group (14 persons)	3,633,216	(19)	*

*	Less than 1% of the outstanding shares of our common stock.
(1)	This table is based upon information supplied by our directors and officers and a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”), a Schedule 13G/A filed with the SEC by The Vanguard Group (“Vanguard”) and a Schedule 13G/A filed with the SEC by Capital World Investors. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(2)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on January 24, 2024 by BlackRock reporting sole voting power over 112,857,264 shares and sole dispositive power over 122,790,297 shares. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.
(3)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2024 by Vanguard reporting shared voting power over 1,589,556 shares, sole dispositive power over 106,303,597 shares and shared dispositive power over 5,517,114 shares. The address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(4)	Based solely on information set forth in a Schedule 13G filed with the SEC on February 9, 2024 by Capital World Investors reporting sole voting power over 83,354,771 shares and sole dispositive power over 83,698,215 shares. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(5)	Includes 72,038 shares subject to stock options exercisable within 60 days of February 29, 2024.
(6)	Includes 46,568 shares subject to stock options exercisable within 60 days of February 29, 2024.
(7)	Includes 541,167 shares subject to stock options exercisable within 60 days of February 29, 2024 and 9,732 shares issuable upon settlement of restricted stock units that will vest within 60 days of February 29, 2024.
(8)	Includes 52,412 shares subject to stock options exercisable within 60 days of February 29, 2024.
(9)	Includes 85,906 shares subject to stock options exercisable within 60 days of February 29, 2024.
(10)	Includes 97,651 shares subject to stock options exercisable within 60 days of February 29, 2024.
(11)	Includes 2,996 shares subject to stock options exercisable within 60 days of February 29, 2024.
(12)	Includes 69,919 shares subject to stock options exercisable within 60 days of February 29, 2024.

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(13)	Includes 393,591 shares subject to stock options exercisable within 60 days of February 29, 2024 and 9,844 shares issuable upon settlement of restricted stock units that will vest within 60 days of February 29, 2024.
(14)	Includes 971,807 shares subject to stock options exercisable within 60 days of February 29, 2024 and 29,940 shares issuable upon settlement of restricted stock units that will vest within 60 days of February 29, 2024.
(15)	Includes 347,840 shares subject to stock options exercisable within 60 days of February 29, 2024 and 10,401 shares issuable upon settlement of restricted stock units that will vest within 60 days of February 29, 2024.
(16)	Includes 49,356 shares subject to stock options exercisable within 60 days of February 29, 2024.
(17)	Includes 32,923 shares subject to stock options exercisable within 60 days of February 29, 2024 and 3,070 shares issuable upon settlement of restricted stock units that will vest within 60 days of February 29, 2024.
(18)	Includes 48,407 shares subject to stock options exercisable within 60 days of February 29, 2024.
(19)	Includes an aggregate of 2,812,581 shares subject to stock options exercisable by current executive officers and directors within 60 days of February 29, 2024 and 62,987 shares issuable upon settlement of restricted stock units that will vest within 60 days of February 29, 2024.

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Other Information

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through a broker and would prefer to receive a separate Notice, please notify your broker. If you hold your shares directly and would prefer to receive a separate Notice, please submit a written request to Gilead Sciences, Inc., Attention: Investor Relations, 333 Lakeside Drive, Foster City, California 94404 or contact Broadridge Financial Solutions, Inc. at (866) 540-7095. Stockholders who currently receive multiple copies of the Notice at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice to a stockholder at a shared address to which a single copy of the documents was delivered.

Deborah H. Telman

Corporate Secretary

March 28, 2024

A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 is available without charge upon written request to Investor Relations, Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, California 94404 or by accessing a copy through Gilead’s website at www.gilead.com on the Investors page under “Financials - SEC Filings.”

Other Legal Matters

Forward-Looking Statements

Statements included in this Proxy Statement that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Gilead cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties are identified from time to time in Gilead’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update or supplement any such forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements.

Website References

Website references are provided throughout this document for convenience. The content on the referenced websites, including our ESG Impact Report, does not constitute part of and is not incorporated by reference into this Proxy Statement.

Use of Trademarks

We own or have rights to various trademarks, copyrights and trade names used in our business, including the following: GILEAD®, GILEAD SCIENCES®, KITE™, AMBISOME®, ATRIPLA®, BIKTARVY®, CAYSTON®, COMPLERA®, DESCOVY®, DESCOVY FOR PREP®, EMTRIVA®, EPCLUSA®, EVIPLERA®, GENVOYA®, HARVONI®, HEPCLUDEX®, HEPSERA®, JYSELECA®, LETAIRIS®, ODEFSEY®, SOVALDI®, STRIBILD®, SUNLENCA®, TECARTUS®, TRODELVY®, TRUVADA®, TRUVADA FOR PREP®, TYBOST®, VEKLURY®, VEMLIDY®, VIREAD®, VOSEVI®, YESCARTA® and ZYDELIG®. This report also refers to trademarks, service marks and trade names of other companies, which are the property of their respective owners.

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Questions and Answers

1.	Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials primarily over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. This approach conserves natural resources and reduces our costs of printing and distributing our proxy materials, while providing stockholders with a convenient way to access our proxy materials. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials, including a proxy card. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

2.	How may I obtain a copy of Gilead’s Annual Report on Form 10-K and other financial information?

A copy of our 2023 Annual Report on Form 10-K for the year ended December 31, 2023 is available at investors.gilead.com/ annual-meeting or may be requested from our Investor Relations department as described elsewhere in this Proxy Statement. Our 2023 Annual Report is not incorporated into this Proxy Statement and should not be considered proxy solicitation material.

3.	Who is entitled to vote at the Annual Meeting?

Only holders of our common stock at the close of business on March 15, 2024 are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, there were [_] shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

4.	Who can attend the Annual Meeting?

The Annual Meeting will be held virtually by webcast. Only holders of our common stock at the close of business on March 15, 2024 or holders of a valid legal proxy for the Annual Meeting are entitled to vote and ask questions during the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GILD2024, you must enter the 16-digit control number printed on your Notice. If you are a beneficial stockholder, you may contact your broker, bank or other institution where you hold your account if you have questions about obtaining your control number.

We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting. We also will make the Annual Meeting viewable to anyone interested in a webcast at www.virtualshareholdermeeting.com/GILD2024. Interested persons who were not stockholders at the close of business on March 15, 2024 may view the webcast as guests, but will not be able to vote or ask questions during the meeting.

5.	What if I need technical assistance?

Approximately 15 minutes prior to the start of and during the Annual Meeting, there will be a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the support team listed on the virtual meeting website at www.virtualshareholdermeeting.com/GILD2024.

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6.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

To elect the nine director nominees named in this Proxy Statement to serve for the next year and until their successors are elected and qualified;
To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
To approve, on an advisory basis, the compensation of our Named Executive Officers as presented in this Proxy Statement;
To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
To vote on a stockholder proposal requesting that the Board include one member from the Company’s non-management employees;
To vote on a stockholder proposal requesting that the Board issue a report detailing the risks and costs to the Company caused by opposing or otherwise altering Company policy in response to state policies regulating abortion, and detailing any strategies beyond litigation and legal compliance that the Company may deploy to minimize or mitigate these risks; and
To vote on a stockholder proposal requesting that the Board adopt a policy requiring the Company’s named executive officers to retain at least 25% of net-after tax shares of stock acquired through equity pay programs until reaching normal retirement age (at least age 60).

We also will consider any other business that properly comes before the Annual Meeting. See question 12, “Could other matters be decided at the Annual Meeting?” on page 96.

7.	How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

“FOR” each of the nine director nominees named in this Proxy Statement;
“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as presented in this Proxy Statement;
“FOR” the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
“AGAINST” the stockholder proposal requesting that the Board include one member from the Company’s non-management employees;
“AGAINST” the stockholder proposal requesting that the Board issue a report detailing the risks and costs to the Company caused by opposing or otherwise altering Company policy in response to state policies regulating abortion, and detailing any strategies beyond litigation and legal compliance that the Company may deploy to minimize or mitigate these risks; and
“AGAINST” the stockholder proposal requesting that the Board adopt a policy requiring the Company’s named executive officers to retain at least 25% of net-after tax shares of stock acquired through equity pay programs until reaching normal retirement age (at least age 60).

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8.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares is represented by votes present at the meeting in person or by proxy. Shares represented by proxies marked “abstain” and “broker non-votes” are counted in determining whether a quorum is present.

Proposal	Vote Required
Proposal 1 – Election of the nine director nominees named in this Proxy Statement to serve for the next year and until their successors are elected and qualified.	Majority of votes cast (number of shares voted “for” a director must exceed the number of shares voted “against” that director).
Proposal 2 – Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	Majority of the shares entitled to vote on the proposal and present in person or represented by proxy.
Proposal 3 – Approval, on an advisory basis, of the compensation of our Named Executive Officers as presented in this Proxy Statement.	Majority of the shares entitled to vote on the proposal and present in person or represented by proxy.
Proposal 4 – Approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	Majority of the outstanding shares of common stock.
Proposal 5 – Vote on a stockholder proposal requesting that the Board include one member from the Company’s non-management employees.	Majority of the shares entitled to vote on the proposal and present in person or represented by proxy.
Proposal 6 – Vote on a stockholder proposal requesting that the Board issue a report detailing the risks and costs to the Company caused by opposing or otherwise altering Company policy in response to state policies regulating abortion, and detailing any strategies beyond litigation and legal compliance that the Company may deploy to minimize or mitigate these risks.	Majority of the shares entitled to vote on the proposal and present in person or represented by proxy.
Proposal 7 – Vote on a stockholder proposal requesting that the Board adopt a policy requiring the Company’s named executive officers to retain at least 25% of net-after tax shares of stock acquired through equity pay programs until reaching normal retirement age (at least age 60).	Majority of the shares entitled to vote on the proposal and present in person or represented by proxy.

If your shares are held by a broker and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters. Proposal 2 is a “routine” matter. As a result, your broker is permitted to exercise discretionary voting authority to vote your shares for this proposal. Your broker may not exercise discretionary voting authority and may not vote your shares with respect to the other proposals unless you provide your broker with voting instructions. This is known as a “broker non-vote.”

With respect to Proposal 1, abstentions will have no effect on the outcome of the vote. With respect to Proposals 2-7, abstentions will have the same effect as an “against” vote. “Broker non-votes” will have no effect on the outcome of the vote for Proposals 1-3 and 5-7. “Broker non-votes” will have the same effect as an “against” vote with respect to Proposal 4.

9.	How do I vote?

You may vote by completing and returning a proxy by mail or voting your shares by Internet or telephone by 8:59 p.m., Pacific Daylight Time, on May 7, 2024. You may also vote by Internet during the Annual Meeting.

If your shares are registered directly in your name with Gilead’s transfer agent, Computershare, you are considered a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a bank, broker or other nominee receive instructions for how to vote their shares from their banks, brokers or other nominees, rather than our proxy card. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution.

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By mail before the Annual Meeting

To vote your proxy by mail, be sure to complete, sign and date the proxy card (if you request one) or voting instruction card that may be delivered to you and return it in the envelope provided. We will vote your shares as directed. However, if you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by that proxy as recommended by our Board.

By Internet or telephone before the Annual Meeting

Stockholders may vote their shares by Internet or telephone before the Annual Meeting. The law of the State of Delaware, under which we are incorporated, specifically permits electronically transmitted proxies so long as each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder. The Internet and telephone voting procedures below are designed to authenticate stockholders’ identities to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting shares via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Stockholders of record may go to www.proxyvote.com to vote their shares. You will be required to provide the control number printed on your Notice. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Stockholders of record who are using a touch-tone telephone may vote their shares by calling (800) 690-6903 and following the recorded instructions.

A number of brokers and banks are participating in a program that offers the ability to vote shares over the telephone and Internet. Street name holders may vote on the Internet by accessing www.proxyvote.com. You will be required to provide the control number printed on your Notice. Street name holders who are using a touch-tone telephone may vote their shares by calling (800) 454-8683 and following the recorded instructions.

Internet and telephone voting for stockholders of record and street name holders will be available 24 hours a day, and will close at 8:59 p.m., Pacific Daylight Time, on May 7, 2024. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

By Internet during the Annual Meeting

Stockholders may vote their shares by Internet during the Annual Meeting. Please follow the instructions at www.virtualshareholdermeeting. com/GILD2024 to vote or submit questions during the meeting. You will be required to provide the control number printed on your Notice to enter the virtual meeting. The Internet voting procedures are designed to authenticate stockholders’ identities to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been recorded properly.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares promptly by mail, Internet or telephone in advance of the Annual Meeting. A stockholder may still attend the meeting and vote during the meeting if he or she has already voted by one of these methods. Any vote submitted during the meeting would supersede any prior vote.

Your vote is important. You can save us the expense of a second mailing of proxy materials by voting promptly.

10.	Is there a list of registered stockholders entitled to vote at the Annual Meeting?

As required by Delaware law, the names of registered stockholders entitled to vote at the Annual Meeting (the “list”) will be available for 10 days prior to the meeting for any purpose germane to the meeting, between the hours of 10:00 a.m. and 4:00 p.m., Pacific Daylight Time, at our principal executive offices at 333 Lakeside Drive, Foster City, CA 94404 by contacting our Corporate Secretary. Registered stockholders must make an appointment and must comply with the company’s visitation protocols.

The list will be available during the meeting, and through the conclusion of the meeting, on the virtual meeting website at www.virtualshareholdermeeting.com/GILD2024. Only those persons logging into the meeting as a registered stockholder will be able to access the list.

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11.	What can I do if I change my mind after I vote my shares?

Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before the shares are voted.

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

submitting a written notice to our Corporate Secretary at our principal executive offices, 333 Lakeside Drive, Foster City, California 94404;
submitting a valid, later-dated proxy or a later-dated vote by Internet or telephone by 8:59 p.m., Pacific Daylight Time, on May 7, 2024; or
voting during the Annual Meeting.

If you are a beneficial owner of shares, you may revoke your proxy or submit new voting instructions by contacting your bank, broker or other holder of record.

You may also vote during the Annual Meeting as described in the answer to the preceding question. Attendance at the meeting will not, by itself, revoke a proxy. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

12.	Could other matters be decided at the Annual Meeting?

On the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you execute and deliver a proxy, then Daniel P. O’Day and Deborah H. Telman, the persons named on your proxy card, will have the discretion to vote on those matters for you.

13.	Is my vote confidential?

Yes. Proxy cards and voting tabulations that identify stockholders by name are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. Veaco Group, the independent proxy tabulator that we have engaged, will count the votes and act as the inspector of election for the meeting.

14.	How can I ask questions at the Annual Meeting?

The Annual Meeting will include a question and answer session to address questions submitted in writing in advance of and during the Annual Meeting that comply with our Rules of Conduct and Procedures and as time permits. Questions may be submitted within the 48-hour period preceding the start of the Annual Meeting at www.proxyvote.com or during the Annual Meeting at www.virtualshareholdermeeting.com/GILD2024. If you wish to submit a question during the Annual Meeting, log in to the virtual meeting website using the control number that appears on your Notice of Internet Availability of Proxy Materials, type your question into the “Ask a Question” field and click “Submit”. Questions and Answers may be grouped by topic and substantially similar questions may be grouped and answered once. You may view the Rules of Conduct and Procedures prior to the meeting at our Investors page at investors.gilead.com/annual-meeting or during the meeting at the Annual Meeting website.

15.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

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16.	Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Notice and this Proxy Statement and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their out-of-pocket expenses for forwarding solicitation materials to such beneficial owners. We have hired Innisfree M&A Incorporated to act as our proxy solicitor in conjunction with the Annual Meeting. We will pay Innisfree M&A Incorporated a fee of $25,000, plus reasonable out-of-pocket expenses, for these services. Our solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other of our employees. No additional compensation will be paid to directors, officers or other employees for such solicitation services performed by them.

17.	When are the stockholder proposals or nominations for Gilead’s 2025 annual meeting of stockholders due?

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the 2025 annual meeting of stockholders pursuant to SEC Rule 14a-8, the Corporate Secretary must receive the written proposal no later than November 28, 2024. Such proposals also must comply with SEC regulations under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company proxy materials. Proposals should be addressed to the Corporate Secretary and sent by mail or email to:

Gilead Sciences, Inc.
Attention: Corporate Secretary
333 Lakeside Drive
Foster City, California 94404
Email: generalcounsel@gilead.com

We will acknowledge receipt of proposals on a timely basis. If you do not receive an acknowledgement, you are encouraged to confirm receipt.

A stockholder (or a group of up to 20 stockholders) who has owned at least three percent of our shares continuously for at least three years and has complied with the other requirements in our bylaws may nominate and include in our proxy materials director nominees constituting up to 20% of our Board or two persons, whichever is greater. Written notice of a proxy access nomination for inclusion in our Proxy Statement for the 2025 annual meeting of stockholders must be received by the Corporate Secretary:

not earlier than the open of business on October 29, 2024; and
not later than the close of business on November 28, 2024.

Stockholders wishing to submit proposals that are not to be included in our Proxy Statement pursuant to Rule 14a-8 or to nominate director candidates not pursuant to the “proxy access” provisions in our bylaws must give timely written notice of such proposals or nominations to the Corporate Secretary at the address above in accordance with our bylaws. To be “timely” under our bylaws, written notice must be received by the Corporate Secretary:

not earlier than the open of business on January 8, 2025; and
not later than the close of business on February 7, 2025.

In addition to satisfying the provisions in our bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide a written notice that sets forth the information required by SEC Rule 14a-19 no later than March 9, 2025.

The chairperson of our annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our bylaws and to declare that any such nomination or other business not properly brought before our annual meeting shall not be transacted, and we may exercise discretionary voting authority to vote any shares for which we receive proxies as we determine appropriate.

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18.	Where can I get information related to future stockholder meetings of Gilead?

To request a copy of the Proxy Statement, annual report and form of proxy related to our future stockholder meetings where you are a stockholder on the relevant record date, you may log on to www.proxyvote.com or contact Investor Relations at:

Gilead Sciences, Inc.
Attention: Investor Relations
333 Lakeside Drive
Foster City, California 94404
(650) 574-3000
Email:investor_relations@gilead.com

19.	If I have additional questions, whom can I contact?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022

Stockholders may call toll free: (888) 750-5834
Banks and Brokers may call collect: (212) 750-5833

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Details for the Gilead Sciences, Inc.
2024 Annual Meeting of Stockholders

Participation

This year’s Annual Meeting will be held in a virtual format by live webcast. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.

You are entitled to participate in the Annual Meeting if you were a holder of Gilead common stock as of the close of business on the Record Date, Friday, March 15, 2024, or hold a valid proxy for the meeting. To participate, go to www.virtualshareholdermeeting.com/ GILD2024 on the day of the Annual Meeting and log in using the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability. If you are a beneficial stockholder, you may contact your broker, bank or other institution where you hold your account if you have questions about obtaining your control number. Once you are admitted to the Annual Meeting as a stockholder, you may vote by following the instructions available on the meeting website. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the numbers listed on the website log in screen.

Stockholders as of the close of business on the Record Date may also submit written questions for consideration during the Annual Meeting. The question and answer session will include questions submitted in advance of and during the Annual Meeting that comply with our Rules of Conduct and Procedures and as time permits. Questions may be submitted within the 48-hour period preceding the start of the Annual Meeting at www.proxyvote.com or during the Annual Meeting at www.virtualshareholdermeeting.com/GILD2024.

Additional information regarding the rules and procedures for participating in the Annual Meeting, including the question and answer session, will be set forth in our Rules of Conduct and Procedures. You may view the Rules of Conduct and Procedures prior to the meeting at our Investors page at investors.gilead.com/annual-meeting or during the Annual Meeting at www.virtualshareholdermeeting.com/GILD2024.

We will make the Annual Meeting viewable to anyone interested in a webcast at www.virtualshareholdermeeting.com/GILD2024. Interested persons who were not stockholders as of the close of business on the Record Date may view the webcast, but will not be able to vote or ask questions during the Annual Meeting.

Wednesday, May 8, 2024 10:00 a.m. Pacific Daylight Time Via Webcast at www.virtualshareholdermeeting.com/GILD2024

Voting

Whether or not you expect to attend the Annual Meeting, we recommend that you grant a proxy to vote by one of the following procedures as promptly as possible in order to ensure your representation at the Annual Meeting.

PRIOR TO THE MEETING:			DURING THE MEETING:

BY INTERNET*	BY TELEPHONE*	BY MAIL	BY INTERNET*

www.proxyvote.com	+1-800-690-6903 (for stockholders of record)	Complete, date, sign and return the proxy card mailed to you (if you request one) or voting instruction card (if sent by your nominee)	www.virtualshareholdermeeting.com/ GILD2024

*   You will need to provide the control number that appears on your Notice of Internet Availability of Proxy Materials. Voting by telephone and internet closes on May 7, 2024 at 8:59 p.m., Pacific Daylight Time.

* You will need to provide the control number that appears on your Notice of Internet Availability of Proxy Materials.

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GILEAD SCIENCES, INC.
ATTN: INVESTOR RELATIONS
333 LAKESIDE DRIVE
FOSTER CITY, CA 94404

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/GILD2024

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the web site and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet before the meeting and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 P.M. Pacific Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V38259-P05192	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
GILEAD SCIENCES, INC.

The Board of Directors recommends you vote FOR the following proposals:

1.	To elect the nine director nominees to be named in the Proxy Statement to serve for the next year and until their successors are elected and qualified.

	Nominees:		For	Against	Abstain

	1a.	Jacqueline K. Barton, Ph.D.	☐	☐	☐

	1b.	Jeffrey A. Bluestone, Ph.D.	☐	☐	☐

	1c.	Sandra J. Horning, M.D.	☐	☐	☐

	1d.	Kelly A. Kramer	☐	☐	☐

	1e.	Ted W. Love, M.D.	☐	☐	☐

	1f.	Harish Manwani	☐	☐	☐

	1g.	Daniel P. O’Day	☐	☐	☐

	1h.	Javier J. Rodriguez	☐	☐	☐

	1i.	Anthony Welters	☐	☐	☐

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.		☐	☐	☐

3.	To approve, on an advisory basis, the compensation of our Named Executive Officers as presented in the Proxy Statement.		☐	☐	☐

		For	Against	Abstain

4.	To approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:		For	Against	Abstain

5.	To vote on a stockholder proposal requesting that the Board include one member from the Company’s non-management employees.	☐	☐	☐

6.	To vote on a stockholder proposal requesting that the Board issue a report detailing the risks and costs to the Company caused by opposing or otherwise altering Company policy in response to state policies regulating abortion, and detailing any strategies beyond litigation and legal compliance that the Company may deploy to minimize or mitigate these risks.	☐	☐	☐

7.	To vote on a stockholder proposal requesting that the Board adopt a policy requiring the Company’s named executive officers to retain at least 25% of net-after tax shares of stock acquired through equity pay programs until reaching normal retirement age (at least age 60).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V38260-P05192

GILEAD SCIENCES, INC.
Annual Meeting of Stockholders
May 8, 2024 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel P. O’Day and Deborah H. Telman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Gilead Sciences, Inc. Common Stock, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held virtually on May 8, 2024, 10:00 a.m. Pacific Time, at www.virtualshareholdermeeting.com/GILD2024, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side